Exhibit 99.1

                                                                  CONFORMED COPY




                            Dated 15th December 1997



                         CE ELECTRIC UK FUNDING COMPANY


                                       and


                           AMBAC INSURANCE UK LIMITED


                                       and


                   THE LAW DEBENTURE TRUST CORPORATION p.l.c.
                   ------------------------------------------



                                   TRUST DEED
                                  CONSTITUTING
                               (POUND)200,000,000
                         7.25% GUARANTEED BONDS DUE 2022

                UNCONDITIONALLY AND IRREVOCABLY GUARANTEED AS TO
            SCHEDULED PAYMENTS OF PRINCIPAL AND INTEREST PURSUANT TO
                A FINANCIAL GUARANTEE INSURANCE POLICY ISSUED BY
                           AMBAC INSURANCE UK LIMITED
                           --------------------------




For the Trustee as to English Law:            For the Issuer as to English Law:
Skadden, Arps, Slate, Meagher & Flom LLP      Allen & Overy
One Canada Square                             One New Change
Canary Wharf                                  London EC4M 9QQ
London E14 5DS

                                    CONTENTS
                                    --------


     1.      INTERPRETATION                                                 1
     2.      AMOUNT OF THE BONDS AND COVENANT TO PAY                        6
     3.      FORM AND ISSUE OF THE BONDS                                    8
     4.      STAMP DUTIES AND TAXES                                        10
     5.      THE TRUST DEED, THE BONDS AND THE BOND POLICY                 11
     6.      APPLICATION OF MONEYS RECEIVED BY THE TRUSTEE                 11
     7.      AMBAC AND THE BOND POLICY                                     12
     8.      COVENANTS                                                     13
     9.      COVENANTS BY AMBAC                                            18
    10.      COVENANTS BY THE ISSUER IN FAVOR OF AMBAC                     19
    11.      REMUNERATION AND INDEMNIFICATION OF THE TRUSTEE               21
    12.      PROVISIONS SUPPLEMENTAL TO THE TRUSTEE ACT 1925               23
    13.      TRUSTEE LIABLE FOR NEGLIGENCE                                 26
    14.      WAIVER                                                        26
    15.      TRUSTEE NOT PRECLUDED FROM ENTERING INTO CONTRACTS            27
    16.      MODIFICATION AND SUBSTITUTION                                 27
    17.      APPOINTMENT, RETIREMENT AND REMOVAL OF THE TRUSTEE            29
    18.      COUPONS                                                       30
    19.      CONTROLLING PARTY                                             30
    20.      CURRENCY INDEMNITY                                            31
    21.      COMMUNICATIONS                                                31
    22.      GOVERNING LAW                                                 32
    23.      COUNTERPARTS                                                  32
SCHEDULE 1 - PART A - FORM OF TEMPORARY GLOBAL BOND                        33
SCHEDULE 1 - PART B - FORM OF PERMANENT GLOBAL BOND                        44
SCHEDULE 2 - FORM OF DEFINITIVE BOND; FORM OF COUPON                       51
SCHEDULE 3 - PROVISIONS FOR MEETINGS OF BONDHOLDERS                        79
SCHEDULE 4 - EXCLUDED RIGHTS OF THE TRUSTEE                                86

THIS TRUST DEED is made on l5th December, 1997 BETWEEN:

(1) CE ELECTRIC UK FUNDING COMPANY (the "Issuer" or the "Company"), a company incorporated in England and Wales with unlimited liability under registered number 3476201;

(2) AMBAC INSURANCE UK LIMITED ("AMBAC"), a company incorporated in England and Wales with limited liability under registered number 3248674: and

(3) THE LAW DEBENTURE TRUST CORPORATION p.l.c. a company incorporated in England and Wales with limited liability under registered number 1675231 (the "Trustee", which expression shall, where the context so admits, include all persons for the time being the trustee or trustees of this Trust Deed (as defined below)).

     WHEREAS:-

     (A) The Issuer has authorised the issue of (pound)200,000,000 7.25% Guaranteed Bonds due 2022 to be constituted by this Trust Deed.

     (B) The Trustee has agreed to act as trustee of this Trust Deed on the following terms and conditions.

     (C) Pursuant to a financial guarantee insurance policy and endorsement thereto dated the date hereof issued by AMBAC to the Trustee (the `Bond Policy"), AMBAC unconditionally and irrevocably guarantees the scheduled payment of principal of and interest on such Bonds and certain additional amounts.

     NOW THIS DEED WITNESSES AND IT IS HEREBY DECLARED as follows:-

1.   INTERPRETATION

     (A) DEFINITIONS: The following expressions shall have the following meanings:

     "AUTHORISED SIGNATORY" means:

     (a) in relation to the Issuer, a director of the Issuer or any person in respect of whom the Issuer has supplied to the Trustee and AMBAC a copy, certified by a director or the secretary of the Issuer to be a true copy and in full force and effect, of a resolution or resolutions of the board of directors of the Issuer authorizing such person to sign on behalf of the Issuer all such certificates and other documents as are referred to therein, together with a certified specimen signature of such person, and in respect of whom the Trustee and AMBAC have received written notification from the Issuer that such person has ceased to be so authorised; and

     (b) in relation to AMBAC, a director of AMBAC or any person in respect of whom AMBAC has supplied to the Trustee a copy, certified by a director or the secretary of AMBAC to be a true copy and in full force and effect, of a resolution or resolutions of the board of directors of AMBAC authorizing such person to sign on behalf of AMBAC all such certificates and other documents as are referred to therein, together with a certified specimen signature of such person, and in respect of whom the Trustee has nor received written notification from AMBAC that such person has ceased to be so authorised;

          "BONDHOLDER" and (in relation to a Bond) "holder" means the bearer of a Bond;

          "BONDS" means the (pound)200,000,000 7.25% Guaranteed Bonds due 2022 constituted by this Trust Deed and, for the time being outstanding or, as the context may require, a specific number of them and includes the Temporary Global Bond (or any part thereof), the Permanent Global Bond (or any part thereof) and the Definitive Bonds (or any of them), including any replacement Definitive Bonds issued pursuant to Condition 17;

          "CEDEL BANK" means Cedel Bank, societe anonyme;

          "CONDITIONS" means the terms and, conditions set out in Schedule 2 as modified, with respect to any Bonds represented by a Global Bond, by the provisions of such Global Bond and as from time to time modified in accordance with this Trust Deed and any reference to a particularly numbered Condition shall be construed accordingly;

          "COUPONHOLDER" and (in relation to a Coupon) "ho1der" means the bearer of a Coupon;

          "COUPONS" means the bearer interest coupons appertaining to the Definitive Bonds in or substantially in the form set out in Schedule 2, or, as the context may require, a specific number of them and includes any replacement Coupons issued pursuant to Condition 17;

          "DEFINITIVE BONDS" means the Bonds in definitive form to be issued pursuant to, and in the circumstances specified in, Clause 3(C), in or substantially in the form set out in Schedule 2, and includes any replacements therefore issued pursuant to Condition 17;

          "EUROCLEAR" means Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear system;

          "EXCLUDED   RIGHTS"  means  the  rights,   powers,   authorities   and
          discretions of, or exercisable by, the Trustee set out in Schedule 4;

          "EXTRAORDINARY  RESOLUTION" has the meaning set out in paragraph 21 of
          Schedule 3;

          "GLOBAL BONDS" means the Temporary Global Bond and the Permanent Global Bond and "GLOBAL BOND" means either of them;

          "ISSUER EVENT OF DEFAULT" means any of the events set out in Condition 12;

          "OUTSTANDING" means, in relation to the Bonds, all the Bonds issued other than (a) those Bonds which have been redeemed in full and cancelled pursuant to Conditions 8 or 14 or otherwise pursuant to this Trust Deed; (b) those Bonds in respect of which the date for redemption in accordance with the Conditions has occurred and, in any such case, the redemption moneys for which (including all interest payable thereon) have been duly paid to the Trustee or to the Principal Paying Agent in the manner provided in the Paying Agency Agreement (and, where appropriate, notice to that effect has been given to the Bondholders in accordance with Condition 18) and remain available for payment against presentation of the relevant Bonds and/or Coupons; (c) those Bonds which have been purchased and surrendered for cancellation in accordance with Condition 8(e); (d) those Bonds which have become void under Condition 10; (e) those mutilated or defaced Definitive Bonds which have been surrendered and cancelled and in respect of which replacements have been issued pursuant to Condition 17; (f) (for the purpose only of ascertaining the amount of Bonds outstanding and without prejudice to the status for any other purpose of the relevant Bonds) those Definitive Bonds which are alleged to have been lost, stolen or destroyed and in respect of which replacements have been issued pursuant to Condition 17; (g) the Temporary Global Bond to the extent that it shall have been exchanged for the Permanent Global Bond pursuant to the provisions contained therein and in Clause 3(C); and (h) the Permanent Global Bond to the extent that it shall be exchanged for the Definitive Bonds pursuant to the provisions contained therein and in Clause 3(C);

          PROVIDED THAT for each of the following purposes, namely:-

          (i)  the right to attend and vote at any meeting of the Bondholders;

          (ii) the  determination  of how many and which  Bonds are for the time
               being   outstanding  for  the  purposes  of  the  Conditions  and
               paragraphs 3, 6, 7 and 11 of Schedule 3;

          (iii)any discretion, power or authority contained in this Trust Deed which the Trustee is required, expressly or impliedly, to exercise in or by reference to the interests of any of the Bondholders; and

          (iv) the determination by the Trustee (if it is the Controlling Party) whether any of the events specified in Condition 12 is materially adverse to the interests of the Bondholders,

          those Bonds which are for the time being held beneficially by or for the account of the Issuer, or any of the Issuer's Subsidiaries or holding companies, or any other Subsidiaries of such holding companies shall (unless and until ceasing to be so held) be deemed not to remain outstanding and provided further that notwithstanding anything herein to the contrary, in the event that the principal of and/or interest due on any Bond is paid by AMBAC pursuant to this Trust Deed and the Bond Policy, for the purpose of the rights of subrogation of AMBAC under the Bond Policy, all such Bonds and/or Coupons (as the case may be) shall remain outstanding and shall not be deemed to have been satisfied or paid by the Issuer, and all covenants and other obligations of the Issuer to the Bondholders under this Trust Deed and the Bonds shall continue to exist for the benefit of AMBAC, and AMBAC shall be subrogated to the rights of all Bondholders under this Trust Deed and the Bonds who have received such payment from AMBAC;

          "PAYING AGENCY AGREEMENT" means the Paying Agency Agreement dated 15th December, 1997, as altered from time to time, between the Issuer, the Trustee, the Principal Paying Agent and the other Paying Agent whereby the Paying Agents were appointed and includes any other agreements approved in writing by the Trustee appointing Successor Paying Agents or altering any such agreements;

          "PAYING AGENTS" means the institutions (including the Principal Paying Agent) at their respective specified offices referred to in Condition 7 and/or any Successor Paying Agents, in each case at their respective specified offices;

          "PERMANENT GLOBAL BOND" means the permanent global Bond to be issued by the Issuer pursuant to Clause 3(A) representing the Bonds, in or substantially in the form set out in Part B of Schedule 1;

          "POTENTIAL ISSUER EVENT OF DEFAULT" means an event or circumstance which would with the giving of notice and/or lapse of time and/or the issuing of a certificate become an Issuer Event of Default;

          "PRINCIPAL", "PRINCIPAL AMOUNT" and "PRINCIPAL MONEYS" in relation to any payment in respect of Bonds includes, where applicable, the Redemption Price referred to in Condition 8(b)(ii);

          "PRINCIPAL PAYING AGENT" means Bankers Trust Company or any Successor Principal Paying Agent appointed under the Paying Agency Agreement;

          "SCHEDULED AMOUNT" means, in respect of any Scheduled Payment Date, the amount of interest and (if applicable) principal in respect of the Bonds and/or the Coupons (as the case may be) which the Issuer is scheduled to pay on such Scheduled Payment Date;

          "SPECIFIED OFFICE" means, in relation to any Paying Agent, either the office identified with its name at the end of the Conditions or any other office approved by the Trustee and notified to the Bondholders pursuant to Clause 8(L);

          "STATUTORY OBLIGATION" means any obligation or liability which a person becomes liable to satisfy by virtue of being a member or director of, or under common control with, a corporate entity, pursuant to the provisions of any applicable statute;

          "SUBSCRIPTION AGREEMENT" means the subscription agreement dated 11th December. 1997 between the Issuer, AMBAC, Credit Suisse First Boston (Europe) Limited, Lehman Brothers International (Europe) and Dresdner Bank AG London branch relating to the Bonds;

          "SUCCESSOR" means, in relation to the Paying Agents, such other or further person as may from time to time be appointed by the Issuer as a Paying Agent, with the written approval of, and on terms approved in writing by, the Trustee and AMBAC (so long as AMBAC is the Controlling Party), and notice of whose appointment is given to Bondholders pursuant to Clause 8(L);

          "TEMPORARY GLOBAL BOND" means the temporary global Bond to be issued by the Issuer pursuant to Clause 3(A) representing the Bonds, in or substantially in the form set out in Part A of Schedule 1;

          "THIS TRUST DEED" means this Deed, the Schedules (as from time to time altered in accordance with this Deed), the Conditions, the Bonds and the Coupons and any other document executed in accordance with this Deed (as from time to time altered in accordance with its terms) and expressed to be supplemental to this Deed; and

          "TRUST CORPORATION" means a corporation entitled by rules made under the Public Trustee Act 1906 or entitled pursuant to any other legislation applicable to a trustee in any jurisdiction other than England to carry out the functions of a custodian trustee.

          (B) TERMS DEFINED ELSEWHERE: Unless otherwise defined herein, terms defined in the Conditions or the Bond Policy shall have the same meanings in this Trust Deed.

          (C)  CONSTRUCTION OF CERTAIN REFERENCES: REFERENCES TO:

               (1) costs, charges, remuneration or expenses shall include any value added tax, turnover tax or similar tax charged in respect thereof;

               (2) "(POUND)", "POUNDS" and "STERLING" shall be construed as references to the lawful currency for the time being of the United Kingdom;

               (3) any action, remedy or method of judicial proceedings for the enforcement of rights of creditors shall include, in respect of any jurisdiction other than England, references to such action, remedy or method of judicial proceedings available or appropriate in such jurisdiction as shall most nearly approximate thereto; and

               (4) all references in this Trust Deed or the Conditions involving compliance by the Trustee with a test of reasonableness shall be deemed to include a reference to a requirement that such reasonableness shall be determined by reference primarily to the interests of the holders of the Bonds of the relevant one or more series as a class and in the event of any conflict between such interests and the interests of any other person, the former shall prevail as being paramount.

               (5) In this Trust Deed references to Coupons and Couponholders shall apply only if Definitive Bonds have been issued by the Issuer in accordance with Clause 3.

          (D) Headings: Headings shall be ignored in construing this Trust Deed.

          (E) Schedules: The Schedules are part of this Trust Deed and shall have effect accordingly.

2.   AMOUNT OF THE BONDS AND COVENANT TO PAY

     (A) AMOUNT OF THE BONDS: The aggregate principal amount of the Bonds is limited to (pound)200,000,000.

     (B) COVENANT TO PAY: The Issuer will in accordance with this Trust Deed on any date when the Bonds or any of them become due to be redeemed unconditionally pay to or to the order of the Trustee in London in pounds sterling in immediately available funds the principal amount of the Bonds becoming due for redemption on that date together with any applicable premium and will (subject to the Conditions) until such payment (both before and after judgment of a court of competent jurisdiction) unconditionally pay to or to the order of the Trustee as aforesaid interest on the principal amount of the Bonds outstanding as set out in the Conditions provided that (1) subject to Clause 2(D)(2), every payment of any sum due in respect of the Bonds made to the Principal Paying Agent as provided in the Paying Agency Agreement shall, to such extent, satisfy such obligation except to the extent that there is failure in its subsequent payment (in the case of the Global Bonds) to or to the order of the bearer thereof in accordance with the provisions of the Temporary Global Bond or the Permanent Global Bond, as the case may be, or (in the case of the Definitive Bonds) to the relevant Bondholders or (as the case may be) Couponholders under the Conditions or (but only for the purpose of AMBAC's rights of subrogation under the Bond Policy) to the extent that the relevant payment is made by AMBAC under the Bond Policy and (2) in the case of any payment made after the due date or pursuant to Condition 12, payment will be deemed to have been made when the full amount due has been received by the Principal Paying Agent or the Trustee and notice to that effect has been given to the Bondholders (if required in accordance with Clause 8(I)), except to the extent that there is failure in the subsequent payment to the relevant Bondholders or (as the case may be) Couponholders under the Conditions or (but only for the purpose of AMBAC's rights of subrogation under the Bond Policy) to the extent that the relevant payment is made by AMBAC under the Bond Policy. The Trustee will hold the benefit of this covenant on trust for the Bondholders and Couponholders.

     (C) DISCHARGE: Subject to sub-Clause (D), any payment to be made in respect of the Bonds, the Coupons, this Trust Deed or the Bond Policy, as the case may be, by the Issuer, the Trustee or AMBAC may be made as provided in the Conditions and the Paying Agency Agreement and any payment so made will (subject to sub-Clause (D)) to such extent be a good discharge to the Issuer, the Trustee or AMBAC, as the case may be, subject to any rights of subrogation which AMBAC may acquire against the Issuer by virtue of making any such payment under the Conditions and the Bond Policy.

     (D) PAYMENT AFTER A DEFAULT: At any time after an Issuer Event of Default or a Potential Issuer Event of Default has occurred and is continuing the Trustee may:-

     (1) by notice in writing to AMBAC, the Issuer and the Paying Agents, require the Paying Agents, until notified by the Trustee to the contrary, so far as permitted by any applicable law:-

          (a) to act as Paying Agents of the Trustee under this Trust Deed and the Bonds on the terms of the Paying Agency Agreement (with consequential amendments as necessary and except that the Trustee's liability for the indemnification, remuneration and all other out-of-pocket expenses of the Paying Agents will be limited to the amounts for the time being held by the Trustee in respect of the Bonds on the terms of this Trust Deed) and thereafter to hold all Definitive Bonds and Coupons and all moneys, documents and records held by them in respect of the Bonds and Coupons to the order of the Trustee; or

          (b) to deliver all Definitive Bonds and Coupons and all moneys, documents and records held by them in respect of the Bonds and Coupons (save for such documents and records which the Paying Agents are obliged not to release by virtue of any applicable law or regulation or by order of any court of competent jurisdiction) to the Trustee or as the Trustee directs in such notice; and

     (2) by notice in writing to the Issuer require it to make all subsequent payments in respect of the Bonds and Coupons to or to the order of the Trustee and not to the Principal Paying Agent.

     (E)  FURTHER ISSUES:

     (1) The Issuer shall be at liberty from time to time (but subject always to the provisions of this Trust Deed) without the consent of the Bondholders or Couponholders to create and issue further bonds or notes (whether in bearer or registered form) ranking pari passu in all respects (or in all respects save for the first payment of interest thereon), and so that the same shall be consolidated and form a single series, with the Bonds and/or any further bonds or notes of any series, provided that:

          (a) AMBAC has consented (in its absolute discretion) to amend or substitute the Bond Policy so that the Bond Policy also covers such further bonds or notes on the same terms mutatis mutandis as apply to the Bonds;

          (b) the Trustee is satisfied that the rating granted in respect of the Bonds by S&P and Moody's will not thereby be adversely affected; and

          (c) the Issuer shall not create and issue such further bonds or notes while any default exists in relation to any payment by the Issuer of any amounts due under this Trust Deed.

     (2) Any further bonds or notes which are to be created and issued pursuant to the provisions of paragraph (1) above shall be constituted by a trust deed supplemental to this Trust Deed. In such case the Issuer shall, prior to the issue of such further bonds or notes, execute and deliver to the Trustee and AMBAC a trust deed supplemental to this Trust Deed (in relation to which all applicable stamp duties or other documentation fees, duties or taxes have been paid and, if applicable, duly stamped or denoted
     accordingly) and containing a covenant by the Issuer in the form mutatis mutandis of Clause 2(B) in relation to the principal, premium (if any) and interest in respect of such further bonds or notes and such other provisions (corresponding to the provisions contained in this Trust Deed) as the Trustee shall require.

     (3) A memorandum of every such supplemental Trust Deed shall be endorsed by the Trustee on this Trust Deed and by the Issuer and AMBAC on their duplicates of this Trust Deed.

     (4) Whenever it is proposed to create and issue any further bonds or notes the Issuer shall give to the Trustee and AMBAC not less than 14 days' notice in writing of its intention so to do stating the amount of further bonds or notes proposed to be created and issued.

3.   FORM AND ISSUE OF THE BONDS

     (A) THE GLOBAL BONDS: The Bonds will initially be represented by the Temporary Global Bond without Coupons in the principal amount at the date hereof of (pound)200,000,000 which, when duly executed and authenticated, will be deposited by the Issuer with Bankers Trust Company (the "Common Depositary") as common depositary for Euroclear and Cedel Bank on the date hereof on terms that the Common Depositary shall hold the Temporary Global Bond to or to the order of the Issuer against payment of the net proceeds of the issue of the Bonds in accordance with the Subscription Agreement, following which it shall hold the Temporary Global Bond for the account of the Bondholders. The Issuer shall also deposit on the date hereof the Permanent Global Bond without Coupons in the principal amount of up to (pound)200,000,000 with the Common Depositary who shall hold the Permanent Global Bond pending exchange of the Temporary Global Bond (in whole or in part) therefore in accordance with their respective terms. Following exchange of the Temporary Global Bond in whole for the Permanent Global Bond in accordance with their respective terms the Bonds shall (subject as provided in Clause 3(C) below) thereafter be represented by the Permanent Global Bond.

The procedures as regards the issue, exchange, execution, authentication, delivery, surrender, cancellation, presentation and endorsement of the Temporary Global Bond and the Permanent Global Bond (or part thereof) and any other matters to be carried out by the relevant parties upon such exchange (in whole or in part) shall be made in accordance with this Clause 3, their respective terms and the rules and procedures of Euroclear and Cedel Bank for the time being.

     (B) SIGNATURE AND AUTHENTICATION: The Global Bonds and the Definitive Bonds will be signed manually or in facsimile by a Director of the Issuer. The Issuer may use the facsimile signature of any person who at the date of this Trust Deed is a Director of the Issuer even if at the time of issue of any Bonds he/she no longer holds such office. The Issuer shall procure that, prior to the issue and delivery of each Global Bond, each Global Bond will be authenticated by an authorised signatory on behalf of the Principal Paying Agent and no Global Bond shall be valid for any purpose unless and until so authenticated. The Bonds so executed and, if applicable, so authenticated shall be binding and valid obligations of the Issuer. Until it (or part thereof) has been exchanged pursuant to Clause 3(A) or (C) (but without prejudice to the escrow arrangements referred to in Clause 3(A), each Global Bond (or part thereof) shall in all respects be entitled to the same benefits as a Definitive Bond and each Global Bond shall be subject to the provisions hereof except that the bearer thereof shall be the only person entitled to receive payments of principal and interest as set out therein.

     (C) EXCHANGE FOR DEFINITIVE BONDS: If while the Bonds are represented by one or more Global Bonds (i) an AMBAC Event of Default shall have occurred or
(ii) either Euroclear or Cedel Bank is closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announces an intention permanently to cease business or (iii) as a result of any change in, or amendment to, the laws or regulations of the United Kingdom or of any political sub-division of, or any authority in, the United Kingdom having power to tax or any change in the application or official interpretation of such laws or regulations which becomes effective on or after 11th December 1997, the Issuer, AMBAC or any Paying Agent is or will be required to make any withholding or deduction from any payment in respect of the Bonds which would not be required if the Bonds were in definitive form, then the Issuer shall (subject as mentioned below), within 30 days of the occurrence of such relevant event but not prior to the expiry of a period of 40 days commencing on the date hereof, issue Definitive Bonds (with all unmatured Coupons attached) in exchange for the whole (or the remaining part(s) outstanding) of the Permanent Global Bond. If any of the events mentioned in (i), (ii) or (iii) occurs whilst the Bonds are represented by the Temporary Global Bond (or part thereof) the Temporary Global Bond (or that part) shall forthwith be exchanged for the Permanent Global Bond (or part thereof) in accordance with its terms and Clause 3(A) above so that the Bonds are then represented solely by the Permanent Global Bond. All Definitive Bonds shall be printed, proofed, executed and delivered as aforesaid but shall be held by the Principal Paying Agent until a Bondholder requests the Issuer through the Principal Paying Agent that his interest in the Permanent Global Bond be exchanged for Definitive Bonds whereupon such Definitive Bonds shall be issued to such Bondholder as aforesaid without charge. The procedures to be carried out by the relevant parties upon such exchange shall be made in accordance with the provisions of the Permanent Global Bond and the rules and procedures of Euroclear and Cedel Bank for the time being. The Permanent Global Bond shall be endorsed by or on behalf of the Principal Paying Agent in respect of those Definitive Bonds which are so delivered.

     (D) THE DEFINITIVE BONDS: The Definitive Bonds shall be serially numbered and issued in bearer form in the denominations of (pound)10,000 and (pound)100,000 each with all unmatured Coupons attached. The Definitive Bonds and the Coupons will be security printed in accordance with all applicable stock exchange requirements in or substantially in the respective forms set out in
Schedule 2 and the Definitive Bonds will be endorsed with the Conditions.

     (E) ENTITLEMENT TO TREAT HOLDER AS OWNER: The holder of any Bond or Coupon will (except as otherwise required by law) be treated as its absolute owner for all purposes (whether or not it is overdue and regardless of any notice of ownership, trust, or any interest in it, any writing on it, or its theft or loss) and no person will be liable for so treating the holder.

4.   STAMP DUTIES AND TAXES

     (A) STAMP DUTIES: The Issuer will pay any stamp, issue, registration, documentary or other taxes and duties, including interest and penalties, payable in Belgium, Luxembourg and the United Kingdom in respect of the creation, issue and offering of the Bonds and the Coupons and the execution or delivery of this Trust Deed. The Issuer will also indemnify the Trustee, AMBAC, the Bondholders and the Couponholders from and against all stamp, issue, registration, documentary or other taxes paid by any of them in any jurisdiction in connection with any action properly taken by or on behalf of the Trustee, AMBAC or, as the case may be, (where entitled under Condition 15 to do so) the Bondholders or the Couponholders to enforce the obligations of the Issuer under this Trust Deed, the Bonds or the Coupons.

     (B) CHANGE OF TAXING JURISDICTION: If the Issuer becomes subject generally to the taxing jurisdiction of any territory or any authority of or in that territory having power to tax other than or in addition to the United Kingdom or any such authority of or in the United Kingdom then the Issuer will (unless the Trustee otherwise agrees) in a trust deed supplemental hereto give to the Trustee an undertaking in form and manner satisfactory to the Trustee in terms corresponding to the terms of Condition 9 with the substitution for, or (as the case may be) the addition to, the references in that Condition to the United Kingdom or any authority thereof or therein having power to tax of references to that other or additional territory or authority to whose taxing jurisdiction the Issuer has become so subject and in such event this Trust Deed, the Bonds and the Coupons will be read accordingly. In addition, such supplemental trust deed shall also modify Condition 8(c) by the substitution for, or (as the case may be) the addition to, the references in that Condition to the United Kingdom or any authority in or of the United Kingdom having power to tax, of references to that other territory or authority to whose taxing jurisdiction the Issuer has become so subject and in such event this Trust Deed, the Bonds and the Coupons will be read accordingly.

5.   THE TRUST DEED, THE BONDS AND THE BOND POLICY

     (A) BONDS INCORPORATED BY REFERENCE: The Issuer hereby covenants with the Trustee and AMBAC that it will perform and comply with its obligations under the Bonds which are expressed to be binding on it. Subject to Conditions 15 and 16 and Clause 19, the Trustee shall be entitled to enforce the obligations of the Issuer under the Bonds and the Coupons in the manner therein provided as if the Bonds and the Coupons were incorporated in this Trust Deed, which shall be read and construed as one document with the Bonds. The provisions contained in
Schedule 3 shall have effect in the same manner as if herein set forth.

     (B) BONDS AND BOND POLICY SUBJECT TO TRUST DEED: The Bonds and the Bond Policy shall be subject to the provisions of this Trust Deed, all of which shall be binding upon the Issuer, AMBAC, the Bondholders and the Couponholders and all persons claiming through or under them respectively.

     (C) EVIDENCE OF DEFAULT: If the Trustee makes any claim, institutes any legal proceeding or lodges any proof in a winding up of the Issuer and/or AMBAC, proof that the Issuer or AMBAC, as the case may be, has failed to pay any principal or interest due and payable in respect of any particular Bond or Coupon shall (unless the contrary is proved) be sufficient evidence that the Issuer or AMBAC, as the case may be, has made the same default as regards all other Bonds or Coupons in respect of which a corresponding payment is due and payable.

6.   APPLICATION OF MONEYS RECEIVED BY THE TRUSTEE

     (A) DECLARATION OF TRUST: All moneys received by the Trustee from the Issuer in respect of the Bonds and all other amounts payable under this Trust Deed will be held by the Trustee upon trust to apply them (subject to sub-Clause
(B)):

     first, in payment of all costs, charges, expenses and liabilities incurred by the Trustee (including remuneration payable to the Trustee) in carrying out its functions under this Trust Deed;

     secondly, in payment of any interest owing in respect of the Bonds (including any amounts owing to AMBAC pursuant to its rights of subrogation following any payment of interest by AMBAC under the Bond Policy) pari passu and rateably;

     thirdly, in payment of any principal and premium (if any) owing in respect of the Bonds (including any amounts of principal owing to AMBAC pursuant to its rights of subrogation following any payment of principal by AMBAC under the Bond Policy) pari passu and rateably; and

     fourthly, in payment of the balance (if any) to the Issuer for itself.

Without prejudice to this sub-Clause (A), if the Trustee holds any moneys which represent principal, premium or interest in respect of Bonds or Coupons which have become void under Condition 10, the Trustee will hold such moneys upon the above trusts provided that the Trustee shall be required to treat the payments of interest and/or principal and/or premium as having been satisfied and no amounts as outstanding or owing in respect thereof. The Trustee shall as soon as practicable apply such moneys as aforesaid and promptly thereafter return such moneys (or the balance thereof, as the case may be) to the Issuer.

     (B) ACCUMULATION: If the amount of the moneys at any time available for payment in respect of the Bonds under sub-Clause (A) is less than 10 per cent of the principal amount of the Bonds then outstanding, the Trustee may, at its discretion, invest such moneys. The Trustee may retain such investments and accumulate the resulting income until the investments and the accumulations, together with any other funds for the time being under the control of the Trustee and available for such payment, amount to at least 10 per cent of the principal amount of the Bonds then outstanding and then such investments, accumulations and funds (after deduction of, or provision for, any applicable taxes) will be applied as specified in sub-Clause (A).

     (C) INVESTMENT: Any moneys held by the Trustee may be invested in the name or under the control of the Trustee in any investments or other assets in any part of the world whether or not they produce income or are placed on deposit in the name or under the control of the Trustee at such bank or other financial institution and in such currency as the Trustee may, in its absolute discretion, think fit. The Trustee may at any time vary or transpose any such investments for or into other such investments or convert any moneys so deposited into any other currency, and will not be responsible for any loss occasioned thereby, whether by depreciation in value, fluctuation in exchange rates or otherwise.

7.   AMBAC AND THE BOND POLICY

     (A) NOTICES OF CLAIM: The Issuer shall procure that the Trustee is notified by no later than close of business on the sixth business day before each Scheduled Payment Date if the amount available to the Issuer for payment of the interest and (if applicable) principal which the Issuer is scheduled to pay on such Scheduled Payment Date in respect of the Bonds and/or Coupons, as the case may be, is less than the Scheduled Amount. If such amount is insufficient for payment of the Scheduled Amount, the Trustee shall deliver a Notice of Claim to AMBAC with a copy to the Issuer and the Principal Paying Agent requiring AMBAC to pay the shortfall in accordance with the terms of the Bond Policy.

     (B) PAYMENTS UNDER BOND POLICY AT AMBAC'S OPTION: Any election by AMBAC under the Bond Policy to pay any amount of principal in respect of the Bonds and any accrued interest thereon which has become immediately due and payable (whether by virtue of acceleration, prepayment or otherwise) other than on the relevant Scheduled Payment Date shall be made by notice in writing to the Trustee, with a copy to the Issuer and the Principal Paying Agent, specifying the date on which such amount will be paid by AMBAC.

     (C) PAYMENTS UNDER BOND POLICY TO GO TO PRINCIPAL PAYING AGENT: The Trustee shall direct AMBAC to pay all sums payable under the Bond Policy to the Principal Paying Agent; provided that at any time after the occurrence of an Issuer Event of Default, a Potential Issuer Event of Default or an AMBAC Event of Default or in the event that the Trustee considers that it would be inappropriate for such sums to be paid to the Principal Paying Agent, the Trustee may require AMBAC to make payments to the Trustee or as it may otherwise direct.

     (D) NOTICE OF AMBAC'S TRANSFER INSTRUCTIONS: At least one business day before each date on which AMBAC is obliged to make a payment under the Bond Policy, it shall notify the Trustee, the Issuer and the Principal Paying Agent of its irrevocable instructions to the bank effecting payment on its behalf to transfer such amount in accordance with the relevant Notice of Claim.

     (E) THE ISSUER NOT DISCHARGED: The Issuer shall not be discharged from its obligations under the Bonds and this Trust Deed by any payment under the Bond
Policy: provided that this sub-clause shall operate only for the purpose of the rights of subrogation of AMBAC contemplated by sub-clause (G).

     (F) RETURN OF BOND POLICY: The Trustee will return the Bond Policy to AMBAC for cancellation upon:

     (a) the redemption in full of the Bonds by the Issuer, the payment in full of accrued interest thereon and the expiry of any applicable preference period during which the amount of any payments in respect of the Bonds which are subsequently avoided in whole or in part as a preferential transaction under applicable law may be required to be paid by AMBAC under the Bond Policy; or

     (b) the payment in full of all amounts which are or may become due under the Bond Policy.

     (G) SUBROGATION: Without prejudice to its other rights and remedies, AMBAC shall be subrogated to all and any rights of the bearers of the Global Bonds, the Bondholders, the Couponholders and the Trustee against the Issuer to the extent of amounts due and payable in respect of the Bonds which have been paid by AMBAC under the Bond Policy.

     (H) CONFLICT: To the extent that the provisions of this Trust Deed and the Bond Policy conflict, the provisions of the Bond Policy shall prevail.

8.   COVENANTS

     So long as any Bond is outstanding, the Issuer will:

     (A) BOOKS OF ACCOUNT: keep proper books of account and, at any time after the occurrence of an Issuer Event of Default or a Potential Issuer Event of Default or if the Trustee or AMBAC (so long as it is the Controlling Party) has reasonable grounds to believe that any such event has occurred so far as permitted by applicable law, allow and procure that each of its Principal Subsidiaries will allow the Trustee, AMBAC (so long as it is the Controlling Party) and anyone appointed by either of them access to the books of account of the Issuer and/or the relevant Principal Subsidiary respectively at all reasonable times during normal business hours and to discuss the same with a responsible officer of the Issuer;

     (B) NOTICE OF ISSUER EVENT OF DEFAULT: notify the Trustee and AMBAC in writing immediately upon becoming aware of the occurrence of any Issuer Event of Default or Potential Issuer Event of Default;

     (C) INFORMATION: so far as permitted by applicable law and regulations, give to the Trustee and AMBAC such information as they shall require for the performance or the discharge of their respective duties, powers, trusts, authorities and discretions hereunder or under the Bond Policy or, in the case of the Trustee, vested in it by operation of law;

     (D) FINANCIAL STATEMENTS ETC.: send to the Trustee and AMBAC (so long as it is the Controlling Party) at the time of their issue and in the case of annual financial statements in any event not more than 180 days after the end of each financial year four copies (in the English language) of every balance sheet and profit and loss account prepared (in either case) in accordance with United Kingdom generally accepted accounting standards applied on a consistent basis (unless otherwise stated in the notes thereto) and four copies of every other document issued or sent by the Issuer to the holders of its publicly held securities generally and, if so requested by the Trustee or AMBAC (so long as it is the Controlling Party), four copies of its quarterly balance sheet and profit and loss account when generally available;

     (E) CERTIFICATE OF DIRECTOR: send to the Trustee and AMBAC, within 14 days of its annual audited balance sheet and profit and loss account being made available to its members, and also within 14 days after any request by the Trustee and AMBAC, a certificate of the Issuer signed by any Director to the effect that, having made all reasonable enquiries, to the best of the knowledge, information and belief of the Director as at a date (the "CERTIFICATION DATE") being not more than five days before the date of the certificate no Issuer Event of Default or Potential Issuer Event of Default had occurred since the date of this Trust Deed or, if later, the Certification Date of the last such certificate (if any) and is continuing or, if such an event had occurred, giving details of it, provided however that the Issuer shall not be required to provide any such certificate more than twice in any calendar year unless the Trustee and or AMBAC reasonably believes that an issuer Event of Default or a Potential Issuer Event of Default has occurred (in which case the Issuer shall not be required to provide a certificate more than once in any two week period);

     (F) NOTICES TO BONDHOLDERS: send to the Trustee and to AMBAC at least five business days before the date of publication, a copy of the form of each notice to the Bondholders to be published in accordance with Condition 18 and upon publication two copies of each notice so published, (such notice to be in a form approved by the Trustee (such approval not to be unreasonably withheld or delayed)) and AMBAC (so long as it is the Controlling Party), but such approval shall not, unless so stated, constitute approval of such notice as an investment advertisement for the purposes of section 57 of the Financial Services Act 1986;

     (G) FURTHER ASSURANCE: so far as permitted by applicable law, all times execute all such further documents and do all such further acts and things as may be necessary in the opinion of the Trustee and AMBAC (so long as it is the Controlling Party) to give effect to the Issuer's obligations under this Trust Deed;

     (H) NOTICE OF NON-PAYMENT: use its best efforts to procure that the Principal Paying Agent notifies the Trustee forthwith in accordance with the Paying Agency Agreement in the event that it does not receive unconditionally the full amount in the relevant currency of the moneys payable on the date on which such amount is to be received by the Principal Paying Agent in accordance with the terms of the Paying Agency Agreement:

     (I) NOTICE OF LATE PAYMENT: forthwith upon request by the Trustee give notice to AMBAC and to the Bondholders of any unconditional payment to the Principal Paying Agent or the Trustee of any sum due in respect of the Bonds or Coupons made after the due date for such payment;

     (J) LISTING: use all reasonable endeavors to maintain the listing of the Bonds on the Luxembourg Stock Exchange. If, however, it is unable to do so, having used such endeavors, or if the maintenance of such listing is agreed by the Trustee and AMBAC (if then the Controlling Party) to be unduly onerous and the Trustee is satisfied that the interests of the Bondholders would not be thereby materially prejudiced, the Issuer will instead use all reasonable endeavors to obtain and maintain a listing of the Bonds on such other stock exchange, which shall be in any case a "RECOGNISED STOCK EXCHANGE" for the purposes of section 841 of the UK Income and Corporation Taxes Act 1988, as it may (with the written approval of the Trustee and AMBAC (if then the Controlling Party)) decide, and the Issuer shall also use all reasonable endeavors to procure that there will at all times be furnished to any stock exchange on which the Bonds are for the time being listed such information as such stock exchange may require to be furnished in accordance with its normal requirements or in accordance with any arrangements for the time being made with any such stock exchange;

     (K) MAINTENANCE OF PAYING AGENTS: at all times maintain a Principal Paying Agent having a specified office in London and, while the Bonds are listed on the Luxembourg Stock Exchange, a Paying Agent with a specified office in Luxembourg;

     (L) CHANGE IN AGENTS: give not less than 14 days' prior notice to the Bondholders and to AMBAC of any future appointment or any resignation or removal of any Paying Agent or of any change by any Paying Agent of its specified office and not make any such appointment or removal or change without the written approval of the Trustee and AMBAC (so long as it is the Controlling Party);

     (M) EARLY REDEMPTION: give prior notice to the Trustee and to AMBAC (so long as it is the Controlling Party) of any proposed redemption pursuant to Condition 8(b) or (c) and redeem Bonds accordingly;

     (N) PES SUBSIDIARIES: give to the Trustee and to AMBAC (so long as no AMBAC Event of Default has occurred and is continuing) at the same time as sending the certificate referred to in sub-Clause (E) or within 14 days of a request by the Trustee or AMBAC, a certificate of a Director of the Issuer listing those Subsidiaries of the Issuer which as at the last day of the financial year of the Issuer or as at the date specified in such request (being no later than 14 days before the date of such request) were PES Subsidiaries;

     (O) CHANGE IN SUBSIDIARIES: give to the Trustee and to AMBAC (so long as no AMBAC Event of Default has occurred and is continuing), as soon as reasonably practicable after the acquisition or disposal of any company which thereby becomes or ceases to be a Principal Subsidiary or after any transfer is made to any Subsidiary of the Issuer which thereby becomes a Principal Subsidiary and as soon as reasonably practicable after any change in the list of companies comprising the Principal Subsidiaries, a certificate by the Auditors to such effect;

     (P) NEGATIVE PLEDGE: give notice to the Trustee and to AMBAC (so long as no AMBAC Event of Default has occurred and is continuing) as soon as practicable after the Issuer or any PES Subsidiary has formed the intention to create or permit to arise or subsist any Security Interest to secure any Relevant
Indebtedness or any guarantee of or indemnity in respect of any Relevant Indebtedness or become aware of the existence of any such Security Interest, in each case where the creation or existence of which would oblige the Security Interest to be extended to the Bonds pursuant to Condition 5 or Condition 11;

     (Q) OBLIGATIONS UNDER PAYING AGENCY AGREEMENT: comply with and perform all its obligations under the Paying Agency Agreement and use all its best endeavors to procure that the Paying Agents comply with and perform all their respective obligations hereunder and any notice given by the Trustee pursuant to Clause 2(D)( 1) and notify the Trustee and AMBAC (if then the Controlling Party) forthwith on being notified in writing by the relevant Paying Agent of any material breach of the Paying Agency Agreement by such Paying Agent and not make any amendment or modification to such Agreement without the prior written approval of the Trustee and AMBAC (if then the Controlling Party);

     (R) LIST OF AUTHORISED SIGNATORIES: upon the execution of this Trust Deed and thereafter upon any change of the same, deliver to the Trustee (with a copy to the Principal Paying Agent) a list of the authorised signatories of the Issuer, together with a certified specimen signature of each such authorised signatory;

     (S) AUDITORS CERTIFICATES: use its best endeavors to give to AMBAC a certificate of the Auditors specifying the amount of the Northern Consolidated Tangible Net Worth for the purposes of Condition 11, such certificate to be provided before the Issuer creates or has outstanding a Security Interest in respect of any Relevant Indebtedness and/or guarantee within Condition 11.

     (T) DIRECTOR'S CERTIFICATE: give to the Trustee and AMBAC a certificate of a Director of the Issuer:

     (a) specifying the aggregate amount of any Relevant Indebtedness of the Issuer or a PES Subsidiary or guaranteed by the Issuer or a PES Subsidiary and in respect of which a Security Interest or Security Interests has or have been created or is or are outstanding, such certificate to be provided before the Issuer or a PES Subsidiary creates or has outstanding any new Security Interest in respect of Relevant Indebtedness;

     (b)  specifying  the  Issuer's  then  current  Leverage  Ratio and Interest
     Coverage  Ratio,   such  certificate  to  be  provided  before  the  Issuer
     recommends, makes or pays any Distribution to any of its shareholders;

     (c) specifying details of: (1) any revocation or surrender of, or any modification to the terms and conditions of the PES Licence or the Proposed PES Licence Modifications; (2) any termination or modification (other than a modification which is of a formal, minor or technical nature) and (if applicable) replacement of the Pooling and Settlement Agreement; (3) any notice being given to the Issuer under Clause 66.1.3 of the Pooling and Settlement Agreement requiring it to cease to be a party thereto; (4) any notice declaring an event of default under Clause 66.1.1 or 66.2.1 of the Pooling and Settlement Agreement being given to the Issuer; (5) the Issuer otherwise ceasing to be a party to the Pooling and Settlement Agreement;
     (6) any legislation enacted which removes, qualifies or amends the duties of the Secretary of State for Trade and Industry (or any successor) and/or the Director General of Electricity Supply (or any successor) under Section 3 of the Electricity Act 1989 as in force on 11th December, 1997; (7) any proposal of any amendment to the provisions of the Reference Documents described in Condition 11(c); and (8) any proposal of any modification to the Terms of Reference, each such certificate to be provided promptly upon any such modification, termination or enactment being made;

     (d) specifying the amount of the Capital and Reserves for the purposes of Condition 5, such certificate to be provided before the Issuer creates or has outstanding a Security Interest in respect of any Relevant Indebtedness and/or guarantee within Condition 5;

     (e) specifying that a Subsidiary of the issuer is a Principal Subsidiary and/or a Specified Subsidiary, such certificate or certificates to be provided within 10 days of any request by the Trustee and/or AMBAC for its provision; and

     (f) specifying the amount of the Capital and Reserves for the purposes of Condition 12(c), such certificate to be provided within 10 days of any request by the Trustee and/or AMBAC for its provision; and

     (U) In order to enable the Trustee to ascertain the amount of Bonds for the time being outstanding and AMBAC to ascertain the extent of the Insured Obligations, deliver to the Trustee and A.MBAC within 28 days of being requested by the Trustee or AMBAC, as the case may be, a certificate in writing signed by a Director of the Company setting our the total number and principal amount of Bonds which up to and including the date being no more than 10 days before the date of the certificate have been purchased and not cancelled and are held by or on behalf of the Company or any Subsidiary of the Company, provided that neither the Trustee nor AMBAC may request such a certificate more than once in any calendar year.

9.   COVENANTS BY AMBAC

     AMBAC hereby covenants with the Trustee and, in respect of sub-clauses (A),
(C), (D), (E), (F), (G), (H) and (I) below, with the Issuer, that so long as any of the Bonds remain outstanding, it will:

     (A) FINANCIAL INFORMATION OF AMBAC: send to the Trustee and to the Issuer at the time of issue thereof and in any event not more than 180 days after the end of each of its financial years four copies of every audited balance sheet and audited income statement prepared (in either case) in accordance with United Kingdom generally accepted accounting standards applied on a consistent basis (unless otherwise stated in the notes to such financial statements) and, if so requested by the Trustee or the Issuer, four copies of its quarterly balance sheet and income statement when generally available:

     (B) INFORMATION: so far as permitted by applicable law and regulatory requirements, at all times give to the Trustee such information as may be required for the purpose of the discharge of the duties, powers, trusts, authorities and discretions vested in it by this Trust Deed or by operation of law;

     (C) INFORMATION FOR STOCK EXCHANGE: use its reasonable endeavors to procure that, at the request of the Issuer, there will at all times be furnished at the expense of the Issuer to any stock exchange on which the Bonds are for the time being listed such information concerning AMBAC and the Bond Policy as such stock exchange may require to be furnished in accordance with its normal requirements or in accordance with any arrangements for the time being made by the Issuer with such stock exchange with the prior approval of AMBAC (such approval not to be unreasonably withheld or delayed);

     (D) FURTHER ASSURANCE: so far as permitted by applicable law and regulatory requirements, execute all such further documents and do all further acts and things which are necessary at any time in the opinion of the Trustee or the Issuer to give effect to the provisions of this Trust Deed and the Bond Policy;

     (E)  NOTIFICATION OF AMBAC EVENT OF DEFAULT:  give notice in writing to the
Trustee, with a copy to the Issuer, forthwith upon becoming aware of the occurrence of any AMBAC Event of Default;

     (F) CONFIRMATION OF NO AMBAC EVENT OF DEFAULT: deliver to the Trustee, with a copy to the Issuer, at least once in every financial year (at the same time as delivery of the annual financial statements referred to in paragraph (A) above) and as soon as practicable after being so requested in writing by the Trustee or the Issuer a certificate of AMBAC signed by an authorised signatory of AMBAC certifying that at the date thereof, to the best of AMBAC's knowledge and belief having made all reasonable enquiries, no AMBAC Event of Default has occurred or, if it has, specifying such AMBAC Event of Default and stating when it occurred and whether it is continuing, provided, however, that AMBAC shall not be required to provide such a certificate more than twice in any calendar year unless the Trustee and/or the Issuer reasonably believe that an AMBAC Event of Default has occurred (in which event AMBAC shall not be required to provide such a certificate more than once in any two week period);

     (G) NOTICE TO BONDHOLDERS: send to the Trustee, with a copy to the Issuer, a copy of the form of any notice to be given to the Bondholders by AMBAC and will not publish any such notice until the same has been approved by the Trustee (which approval shall not, unless so stated, constitute approval of such notice as an investment advertisement for the purposes of section 57 of the Financial Services Act 1986);

     (H) LIST OF AUTHORISED SIGNATORIES: upon the execution of this Trust Deed and thereafter forthwith upon any change of the same, deliver to the Trustee (with a copy to the Principal Paying Agent and the Issuer) a list of the authorised signatories of AMBAC, together with a certified specimen signature of each such authorised signatory; and

     (I) COMPLIANCE BY AMBAC: it will at all times comply with and perform all its obligations under each of this Trust Deed and the Bond Policy.

10.  COVENANTS BY THE ISSUER IN FAVOUR OF AMBAC

     The Issuer hereby covenants with AMBAC that so long as any of the Bonds remain outstanding and for so long as no AMBAC Event of Default has occurred and is continuing, it shall:

     (A) not modify or amend, or agree to any modification or amendment to the PES Licence or the Proposed PES Licence Modifications without the consent of the Regulator;

     (B) use all reasonable endeavors to procure that the underlying or shadow credit rating of the Bonds and any existing public long term unsecured, unguaranteed and unsubordinated debt of Northern Electric plc are assigned Investment Grade Ratings by both Rating Agencies, and that such Investment Grade Ratings are maintained;

     (C) not, without the prior written consent of AMBAC, agree to any amendment to the provisions of the Reference Documents that (i) restrict the activities in which any of the Company, CE Electric UK Holdings, CE Electric UK plc or Northern Electric plc may engage or participate in, (ii) limit the disposal by any such company of any or all of its assets, revenues or properties of any nature whatsoever and (iii) limit the Incurrence of Indebtedness by any such company, provided that this paragraph shall not apply to any such amendment required by the Regulator;

     (D)  procure  that the  Board of  Directors  of the  Company  and  Northern
Electric plc each, include an Independent Director and that the Terms of Reference of such an Independent Director are not modified in any respect without the prior written consent of AMBAC, provided that this paragraph shall not apply to any such modification required by the Regulator;

     (E) procure that no Security Interest is created or granted upon, or with respect to, any of the present or future ordinary shares of the Company and the Specified Subsidiaries and not sell, transfer or otherwise dispose or permit the sale, transfer or other disposal of the present and future ordinary shares of the Specified Subsidiaries;

     (F) ensure that no Security Interest is created or granted upon, or with respect to, any of the present or future business, undertaking, assets or revenues (including any uncalled share capital) of the Company, CE Electric UK Holdings and CE Electric UK plc unless the Company shall, at the same time as the creation of the Security Interest, take any and all action necessary to ensure that all amounts payable by it under the Bonds, the Coupons, the Trust Deed and the Insurance and Indemnity Agreement (to the extent of the Insured Amounts) are secured equally and rateably by such, Security Interest;

     (G) not, without the prior written consent of AMBAC, modify or amend, or consent to any modification or amendment of any Existing Negative Pledge; and

     (H) ensure that no Relevant Indebtedness of Northern Electric plc or any PES Subsidiary or of any other person and no guarantee by Northern Electric plc or any PES Subsidiary of any Relevant Indebtedness of any other person will be secured by a Security Interest upon, or with respect to, any of the present or future business, undertaking, assets or revenues (including any uncalled capital) of Northern Electric plc or any PES Subsidiary unless Northern Electric plc shall, before or at the same time as the creation of the Security Interest, take any and all action necessary to ensure that:

          (a) all amounts payable by the Issuer under the Bonds, the Coupons, the Trust Deed and the Insurance and Indemnity Agreement (to the extent of the Insured Amounts) are secured to the satisfaction of AMBAC equally and rateably with the Relevant Indebtedness or guarantee of Relevant Indebtedness, as the case may be, by such Security Interest; or

          (b) such other Security Interest or guarantee or other arrangement (whether or not including the giving of a Security Interest) is provided in respect of all amounts payable by the Issuer under the Bonds, the Coupons, the Trust Deed and the Insurance and Indemnity Agreement (to the extent of the Insured Amounts) as AMBAC shall in its absolute discretion deem not materially less beneficial to the interests of AMBAC;

          save that Northern Electric plc or any PES Subsidiary may create or have outstanding a Security Interest in respect of any of its Relevant Indebtedness and/or any guarantees given by Northern Electric plc or any PES Subsidiary in respect of any Relevant Indebtedness of any other person (without the obligation to provide a Security Interest or guarantee or other arrangement in respect of the Bonds, the Coupons and the Trust Deed) where such Relevant Indebtedness has an initial maturity falling not earlier than 31st December, 2022 and is of a maximum aggregate amount outstanding at any time not exceeding the greater of (pound)50,000,000 and 20 per cent, of the Northern Consolidated Tangible Net Worth (as defined below).

          For the purposes of this Clause 10 (H):

          (1) "Northern Consolidated Tangible Net Worth" means at any particular time the aggregate of the amount paid up on Northern Electric plc's issued share capital and the consolidated distributable and non-distributable reserves of the Northern Group (as shown in the most recently published audited consolidated financial statements of the Northern Group), after:

               (i) deducting the total of any debit balance on the profit and loss account and the book value of any intangible assets including but not limited to goodwill;

               (ii) excluding any minority interests in Subsidiary Undertakings;
                    and

               (iii) adding the amount shown in respect of deferred taxation; but adjusted as may be necessary in respect of any variation in the paid-up share capital or share premium account of the Northern Group since the date of that balance sheet and further adjusted as may be necessary to reflect any change since the date of that balance sheet in the Subsidiary Undertakings comprising the Northern Group.

               A report by the Auditors as to the amount of the Northern Consolidated Tangible Net Worth at any given time shall, in the absence of manifest error, be conclusive and binding on all parties.

               (2)  "Northern  Group"  means  Northern   Electric  plc  and  its
                    Subsidiary Undertakings.

               (3) "Subsidiary Undertaking" shall have the meaning given to it by Section 258 of the Companies Act 1985 (but shall exclude any undertakings (as defined in the Companies Act 1985) whose accounts are not included in the then latest published audited consolidated accounts of Northern Electric plc, nor (in the case of an undertaking which has first become a subsidiary undertaking of a member of the Northern Group since the date as at which any such audited accounts were prepared) would its accounts have been so included or consolidated if it had become so on or before that date.

               (4) Any reference to an obligation being guaranteed shall include a reference to any indemnity being given in respect of the obligation.

11.  REMUNERATION AND INDEMNIFICATION OF THE TRUSTEE

     (A) NORMAL REMUNERATION: So long as any Bond is outstanding the Issuer will pay to the Trustee by way of remuneration for its services as Trustee such sum as may from time to time be agreed between them. Such remuneration will accrue from day to day from the date of this Trust Deed and shall be payable on such dates as may from time to time be agreed between the Issuer and the Trustee. However, if any payment to a Bondholder or Couponholder of the moneys due in respect of any Bond or Coupon is improperly withheld or refused upon due presentation of such Bond or Coupon, such remuneration will again accrue as from the date of such presentation until payment to such Bondholder or Couponholder is duly made.

     (B) EXTRA REMUNERATION: At any time after the occurrence of an Issuer Event of Default or an AMBAC Event of Default or if the Trustee finds it expedient or necessary or is requested by the Issuer to undertake duties which the Trustee and the Issuer agree to be of an exceptional nature or otherwise outside the scope of the normal duties of the Trustee under this Trust Deed, the Issuer will pay such additional remuneration as may be agreed between them or, failing agreement as to any of the matters in this sub-Clause (or as to such sums referred to in sub-Clause (A)), as determined by a merchant or investment bank (acting as an expert) selected by the Trustee and approved by the Issuer or, failing such approval, nominated by the President for the time being of The Law Society of England and Wales, the expenses involved in such nomination and the fee of such merchant or investment bank being paid by the Issuer. The determination of such merchant or investment bank will be conclusive and binding on the Issuer, the Trustee, the Bondholders and the Couponholders, save in the case of manifest error.

     (C) EXPENSES: The Issuer will also pay or discharge all costs, charges, liabilities and expenses properly incurred by the Trustee in relation to the preparation and execution of this Trust Deed and the carrying out of its functions under this Trust Deed including, but not limited to, legal and travelling expenses and any stamp, registration, documentary or other taxes or duties paid by the Trustee in connection with any legal proceedings brought or contemplated by the Trustee against the Issuer for enforcing any obligation of the Issuer under this Trust Deed, the Bonds or the Coupons.

     (D) PAYMENT OF EXPENSES: All costs, charges, liabilities and expenses properly incurred and payments properly made by the Trustee in the lawful performance of its functions under this Trust Deed will be payable or reimbursable by the Issuer on demand by the Trustee and:-

     (1) in the case of payments made by the Trustee prior to such demand will carry interest from the date on which the demand is made at the rate of 2 per cent per annum over the base rate of National Westminster Bank Plc on the date on which such payments were made by the Trustee; and

     (2) in all other cases will carry interest at such rate from 30 days after the date on which the demand is made or (where the demand specifies that payment is to be made on an earlier date) from such earlier date.

     (E) INDEMNITY: Subject to the provisions of Clause 13, the Issuer will indemnify the Trustee in respect of all liabilities and expenses properly incurred by it or by anyone appointed by it or to whom any of its functions may be delegated by it in the carrying out of its functions under this Trust Deed and against any loss, liability, cost, claim, action, demand or expense (including, but not limited to, all costs, charges and expenses paid or incurred in disputing or defending any of the foregoing) which any of them may incur or which may be made against any of them arising out of or in relation to or in connection with, its appointment or the proper exercise of its functions.

     (F) PROVISIONS CONTINUING: The provisions of sub-Clauses (C), (D) and (E) will continue in full force and effect in relation to the Trustee even if it may have ceased to be Trustee.

12.  PROVISIONS SUPPLEMENTAL TO THE TRUSTEE ACT 1925

     By way of supplement to the Trustee Act 1925 it is expressly declared as follows:-

     (A) ADVICE: The Trustee may act on the opinion or advice of or information obtained from, any expert (whether obtained by the Issuer, AMBAC, the Trustee, the Principal Paying Agent, or any other person whatsoever) and will not be responsible to anyone for any loss occasioned by so acting. Any such opinion, advice or information may be sent or obtained by letter, telex or facsimile transmission and the Trustee will not be liable to anyone for acting in good faith on any opinion, advice or information purporting to be conveyed by such means even if it contains some error or is not authentic.

     (B) TRUSTEE TO ASSUME DUE PERFORMANCE: The Trustee need not notify anyone of the execution of this Trust Deed or do anything to ascertain whether any Issuer Event of Default, Potential Issuer Event of Default, Restructuring Event, Negative Rating Event, Rating Downgrade or any event which could lead to the occurrence of or could constitute an Issuer Event of Default, a Potential Issuer Event of Default, a Restructuring Event, a Negative Rating Event or a Rating Downgrade has occurred and, until it has actual knowledge or express notice to the contrary, the Trustee may assume that no such event has occurred and that the Issuer is performing all of its obligations under this Trust Deed, the Bonds and the Coupons.

     (C) RESOLUTIONS OF BONDHOLDERS: The Trustee will not be responsible for having acted in good faith upon a resolution purporting to have been passed at a meeting of Bondholders in respect of which minutes have been made and signed even though it may later be found that there was a defect in the constitution of such meeting or the passing of such resolution or that such resolution was not valid or binding upon the Bondholders or the Couponholders.

     (D) CERTIFICATE SIGNED BY A DIRECTOR OR AUTHORISED SIGNATORY: The Trustee may call for and may accept as sufficient evidence of any fact or matter or of the expediency of any act a certificate of the Issuer signed by any Director or Authorised Signatory of the Issuer or AMBAC (as the case may be) as to any fact or matter upon which the Trustee may, in the exercise of any of its functions, require to be satisfied or to have information to the effect that, in the opinion of the person so certifying, any particular act is expedient and the Trustee need not call for further evidence and will not be responsible for any loss that may be occasioned by acting on any such certificate.

     (E) DEPOSIT OF DOCUMENTS: The Trustee may deposit this Trust Deed and any other documents in any part of the world with any banker or banking company or entity whose business includes undertaking the safe custody of documents or with any lawyer or firm of lawyers believed by it to be of good repute and may pay all sums to be paid on account of or in respect of any such deposit.

     (F) DISCRETION OF TRUSTEE: Subject to Conditions 11, 15 and 16 and Clause 19, the Trustee will have absolute and uncontrolled discretion as to the exercise of its functions and, subject to Clause 13, will not be responsible for any loss, liability, cost, claim, action, demand, expenses or inconvenience which may result from their exercise or non-exercise.

     (G) AGENTS: Whenever it considers it expedient in the interests of the Bondholders, the Trustee may, in the conduct of its trust business, instead of acting personally, employ and pay an agent selected by it, whether or not a lawyer or other professional person, to transact or conduct, or concur in transacting or conducting, any business and to do or concur in doing all acts required to be done by the Trustee (including the receipt and payment of money). Provided it has exercised reasonable care in the selection of such agent, the Trustee will not be responsible to anyone for any misconduct or omission on the part of any such agent so employed by it or is bound to supervise the proceedings or acts of any such agent.

     (H) DELEGATION: Whenever it considers it expedient in the interests of the Bondholders, the Trustee may delegate to any person and on any terms (including power to sub-delegate) all or any of its functions. If the Trustee exercises reasonable care in the selection of such delegate, it will not be under any obligation to supervise such delegate or be responsible for any loss, liability, cost, claim, action, demand or expense incurred by reason of any misconduct or default by any such delegate or sub-delegate.

     (I) FORGED BONDS: The Trustee will not be liable to the Issuer, AMBAC or any Bondholder or Couponholder by reason of having accepted as valid or not having rejected any Bond or Coupon purporting to be such and later found to be forged or not authentic.

     (J) CONFIDENTIALITY: Unless ordered to do so by a court of competent jurisdiction the Trustee shall not be required to disclose to any Bondholder or Couponholder any confidential financial or other information made available to the Trustee by the Issuer or any of its Subsidiaries.

     (K) DETERMINATIONS CONCLUSIVE: Subject to Conditions 15 and 16 and Clause 19, as between itself and the Bondholders and Couponholders the Trustee may determine all questions and doubts arising in relation to any of the provisions of this Trust Deed. Every such determination whether made upon such a question actually raised or implied in the acts or proceedings of the Trustee, will be conclusive and shall bind the Trustee, AMBAC, the Bondholders and the Couponholders.

     (L) CURRENCY CONVERSION: Where it is necessary or desirable to convert any sum from one currency to another, it will (unless otherwise provided hereby or required by law) be converted at such rate or rates, in accordance with such method and as at such date as may be specified by the Trustee but having regard to current rates of exchange, if available. Any rate, method and date so specified will be binding on the Issuer, the Bondholders and the Couponholders. This sub-clause applies both to actual conversions and to notional conversions made for the purposes of establishing the equivalent of a sum in one currency in another currency.

     (M) ISSUER EVENTS OF DEFAULT: Subject to Conditions 11, 12 and 16 and Clause 19, the Trustee may determine whether or not a default in the performance or observance by the Issuer of any of its obligations under this Trust Deed is in its opinion capable of remedy and/or whether or not any event is in its opinion materially adverse or prejudicial (as applicable) to the interests of the Bondholders. Any such determination will be conclusive and binding upon the Issuer, AMBAC, the Bondholders and the Couponholders.

     (N) PAYMENT FOR AND DELIVERY OF BONDS: The Trustee will not be responsible for the receipt or application by the Issuer of the proceeds of the issue of the Bonds, the exchange of the Global Bond for the definitive Bonds or the delivery of definitive Bonds to the persons entitled to them.

     (O) RESPONSIBILITY: The Trustee, assumes no responsibility for the correctness of Recitals (A) and (C) to this Trust Deed which shall be taken as statements by the Issuer and AMBAC respectively, nor shall the Trustee by the execution of these presents be deemed to make any representation as to the validity, sufficiency or enforceability of this Trust Deed or any part thereof and makes no representation with respect thereto.

     (P) TRUSTEE'S DISCRETION: Save as expressly otherwise provided in this Trust Deed (including the Conditions), the Trustee shall have absolute and uncontrolled discretion as to the exercise or non-exercise of its trusts, powers, authorities and discretions under these presents (the exercise or non-exercise of which as between the Trustee, the Bondholders and the
Couponholders shall be conclusive and binding on AMBAC, the Bondholders and Couponholders) and, subject to Clause 13, shall not be responsible for any loss, liability, cost, claim, action, demand, expense or inconvenience which may result from their exercise or non-exercise.

     (Q) CONSENTS: Save as expressly otherwise provided in this Trust Deed (including the Conditions), any consent or approval given by the Trustee for the purposes of this Trust Deed may be given on such terms and subject to such conditions (if any) as the Trustee thinks fit and notwithstanding anything to the contrary in this Trust Deed may be given retrospectively.

     (R) PROFESSIONAL CHARGES: Any trustee of this Trust Deed being a lawyer, accountant, broker or other person engaged in any professional or business shall be entitled to charge and be paid all usual professional and other charges for business transacted and acts done by him or his firm in connection with the trusts of this Trust Deed and also his reasonable charges in addition to disbursements for all other work and business done and all time spent by him or his firm in connection with matters arising in connection with this Trust Deed.

     (S) BONDHOLDERS AS A CLASS: In connection with the exercise of its trusts, powers or discretions (including but not limited to those in relation to any proposed modification, waiver, authorisation, or substitution) the Trustee shall have regard to the general interests of the Bondholders as a class and, in particular, but without limitation, shall not have regard to the consequences of such exercise for individual Bondholders and Couponholders resulting from their being for any purpose domiciled or resident in, or otherwise connected with, or subject to the jurisdiction of, any particular territory and the Trustee shall not be entitled to require, nor shall any Bondholder or Couponholder be entitled to claim, from the Issuer, AMBAC or the Trustee any indemnification or payment in respect of any tax consequences of any such exercise upon individual Bondholders or Couponholders except to the extent provided for in Condition 9 and/or any undertaking given in addition to, or in substitution for, Condition 9 pursuant to this Trust Deed.

     (T) RATINGS: The Trustee shall have no responsibility for the maintenance of any rating of the Bonds by any rating agency or any other person.

     (U) VALIDITY OF DOCUMENTS: The Trustee shall not be responsible for the execution, delivery, legality, effectiveness, adequacy, genuineness, validity, enforceability or admissibility in evidence of this Trust Deed or any other document relating or expressed to be supplemental thereto and shall not be liable for any failure to obtain any licence, consent or other authority for the execution, delivery, legality, effectiveness, adequacy, genuineness, validity, performance, enforceability or admissibility in evidence of this Trust Deed or any other document relating to or expressed to be supplemental thereto.

13.  TRUSTEE LIABLE FOR NEGLIGENCE

     Nothing in this Trust Deed shall in any case in which the Trustee has failed to show the degree of care and diligence required of it as trustee relieve or indemnify it from or against any liability which by virtue of any rule of law would otherwise attach to it in respect of any negligence, default, breach of duty or breach of trust of which it may be guilty.

14.  WAIVER

     (A) WAIVER: Subject to Condition 16 and Clause 19, the Trustee may, subject to the prior written consent of AMBAC (if AMBAC is then the Controlling Party), without the consent of the Bondholders or Couponholders and without prejudice to its rights in respect of any subsequent breach, from time to time and at any time, if in its opinion the interests of the Bondholders will not be materially prejudiced thereby, waive or authorize, on such terms and conditions as seems expedient to it, any breach or proposed breach by the Issuer of any of the provisions of this Trust Deed or the Bonds or determine that any event, condition or act which would otherwise be an Issuer Event of Default or Potential Issuer Event of Default will not be treated as such provided that where the Trustee is the Controlling Party, it will not do so in contravention of any express direction given by an Extraordinary Resolution or a written request made pursuant to Condition 12 but no such direction or request will affect any previous waiver, authorisation or determination. Any such waiver, authorisation or determination will be binding on the Bondholders and the Couponholders and, if the Trustee so requires, will be notified to the Bondholders as soon as practicable.

     (B) PROCEEDINGS: At any time after amounts in respect of principal of and interest on the Bonds shall have become due and payable, the Trustee may, at its discretion, and without further notice but subject as mentioned below, take such proceedings against:

          (i) the Issuer as it may think fit to enforce the provisions of this Trust Deed; and/or

          (ii) AMBAC as it may think fit to enforce the provisions of the Bond Policy.

     If the Trustee is not the Controlling Party it shall not be permitted to take any such proceedings against the Issuer and/or AMBAC unless it has been directed by the Controlling Party to do so and shall only be bound to take proceedings against the Issuer at the direction of the Controlling Party if it has been indemnified to its satisfaction by the Controlling Party (or, if the Trustee is the Controlling Party, unless it has been indemnified to its satisfaction by the Bondholders).

     (C) NO ACTION BY BONDHOLDERS OR COUPONHOLDERS: Subject as provided in this Trust Deed (including the Conditions) only the Trustee may pursue the remedies available under general law or under this Trust Deed to enforce the rights of the Bondholders or Couponholders and no such holder will be entitled to proceed against the Issuer or AMBAC unless the Trustee, having become bound to act in accordance with the terms of this Trust Deed, fails to do so and such failure is continuing. If, in connection with any insolvency, bankruptcy, administration, dissolution, liquidation or analogous procedure relating to the Issuer, a payment on the Bonds by the Issuer is claimed to be or is avoided as a preferential transfer, AMBAC may (provided that AMBAC is then the Controlling Party) direct all matters relating to such claim or avoidance on behalf of the Trustee, the Bondholders and the Couponholders.

15.  TRUSTEE NOT PRECLUDED FROM ENTERING INTO CONTRACTS

     No person, whether acting for itself or in any other capacity, will be precluded from becoming the owner of, or acquiring any interest in, holding or disposing of any Bond or Coupon or any shares or securities of the Issuer or any of its subsidiary, holding or associated companies with the same rights as it would have had if the Trustee were not Trustee or from entering into or being interested in any contracts or transactions with the Issuer or its subsidiary, holding or associated companies or from acting on, or as depositary or agent for, any committee or body of holders of any securities of the Issuer or its subsidiary, holding or associated companies and will not be liable to account for any profit.

16.  MODIFICATION AND SUBSTITUTION

Subject to Condition 16 and Clause 19:

     (A) MODIFICATION: Subject to the prior written consent of AMBAC (if AMBAC is then the Controlling Party) the Trustee may, without the consent of the Bondholders or Couponholders, agree (i) to any modification to this Trust Deed or the Conditions or the Bond Policy which is of a formal, minor or technical nature or is made to correct a manifest error or (ii) to any modification to this Trust Deed, the Conditions or the Bond Policy which is in its opinion not materially prejudicial to the interests of the Bondholders. Any such modification shall be binding on the Bondholders and the Couponholders and, unless the Trustee agrees otherwise, the Issuer shall cause such modification to be notified to the Bondholders as soon as practicable thereafter in accordance with the Conditions. Notwithstanding the provisions of the foregoing, the Issuer and AMBAC may, without the consent of the Bondholders or Couponholders, agree to any modification to Condition 11 and to Clause 10 of this Trust Deed.

     (B) SUBSTITUTION:

     (1) The Trustee may, without the consent of the Bondholders or Couponholders, agree with the Issuer, with the consent of AMBAC (such consent not to be unreasonably withheld or delayed), to the substitution of any wholly-owned Subsidiary of the Issuer (the "SUBSTITUTED OBLIGOR") in place of the Issuer (or of any previous substitute under this sub-Clause) as the principal debtor under this Trust Deed, the Bonds and the Coupons provided that, in the opinion of the Trustee, the interests of the Bondholders will not be materially prejudiced thereby and also provided that:

          (a) a trust deed is executed or some other form of undertaking is given by the Substituted Obligor to the Trustee, in form and manner satisfactory to the Trustee, agreeing to be bound by the terms of this Trust Deed, the Bonds and the Coupons with any consequential amendments which the Trustee may deem appropriate as fully as if the Substituted Obligor had been named in this Trust Deed and on the Bonds and Coupons as the principal debtor in place of the Issuer;

          (b) where the Substituted Obligor is subject generally to the taxing jurisdiction of any territory or any authority of or in that territory having power to tax (the "SUBSTITUTED TERRITORY") other than the territory to the taxing jurisdiction of which (or to any such authority of or in which) the Issuer is subject generally (the "ISSUER'S TERRITORY"), the Substituted Obligor will (unless the Trustee otherwise agrees) give to the Trustee an undertaking in form and manner satisfactory to the Trustee in terms corresponding to the terms of Condition 9 with the substitution for the references in that Condition to the Issuer's Territory of references to the Substituted Territory and Condition 8(c) shall be modified accordingly; and in such event the Trust Deed, the Bonds and the Coupons will be read accordingly;

          (c) if any two of the Directors of the Substituted Obligor certify that it will be solvent immediately after such substitution, the Trustee need not have regard to the financial condition, profits or prospects of the Substituted Obligor or compare them with those of the Issuer;

          (d) the Issuer and the Substituted Obligor comply with such other requirements as the Trustee may direct in the interests of the Bondholders; and

          (e) (unless the Issuer's successor in business is the Substituted Obligor) the obligations of the Substituted Obligor under this Trust Deed, the Bonds and the Coupons are unconditionally and irrevocably guaranteed by the Issuer in form and manner satisfactory to the Trustee.

     (2) RELEASE OF SUBSTITUTED ISSUER: Any such agreement by the Trustee pursuant to sub-Clause (B) will, if so expressed, operate to release the Issuer (or any such previous substitute) from any or all of its obligations under this Trust Deed, the Bonds and the Coupons. Not later than 14 days after the execution of any such documents and after compliance with such requirements, notice of the substitution will be given to the Bondholders.

     (3) COMPLETION OF SUBSTITUTION: Upon the execution of such documents and compliance with such requirements, the Substituted Obligor will be deemed to be named in this Trust Deed and the Bond Policy and on the Bonds and Coupons as the principal debtor in place of the Issuer (or of any; previous substitute under sub-Clause (B)) and this Trust Deed, the Bond Policy, the Bonds and the Coupons will be deemed to be modified in such manner as shall be necessary to give effect to the substitution.

17.  APPOINTMENT, RETIREMENT AND REMOVAL OF THE TRUSTEE

     (A) APPOINTMENT: The Issuer will have the power of appointing new trustees but no person will be so appointed unless previously approved by an
Extraordinary Resolution of Bondholders and approved in writing by AMBAC (if then the Controlling Party). A trust corporation will at all times be a Trustee and may be the sole Trustee. Any appointment of a new Trustee will be notified by the Issuer to the Bondholders as soon as practicable.

     (B) RETIREMENT AND REMOVAL: The Trustee may not resign its appointment unless a successor, willing to act in such capacity, has been appointed by the Issuer with the prior consent of AMBAC (if AMBAC is then the Controlling Party) and the Bondholders by Extraordinary Resolution, provided that the Trustee shall not be prevented from resigning its appointment if, having given notice in writing to the Issuer and AMBAC (if AMBAC is then the Controlling Party) of its intention to resign its appointment, a successor is not appointed within the period of three months from the date of such notice. The Bondholders may by Extraordinary Resolution remove any Trustee provided that the retirement or removal of any sole trustee or sole trust corporation will not become effective until a trust corporation is appointed as successor Trustee. If a sole trustee or sole trust corporation gives notice of retirement or an Extraordinary Resolution is passed for its removal under this Clause, the Issuer will use its best endeavors to procure that another trust corporation be appointed as Trustee.

     (C) CO-TRUSTEES: The Trustee may, despite sub-Clause (A), by notice in writing to the Issuer appoint anyone to act as an additional Trustee jointly with the Trustee:

     (a) if the Trustee considers such appointment to be in the interests of the Bondholders and/or the Couponholders;

     (b for the purpose of conforming with any legal requirement, restriction or condition in any jurisdiction in which any particular act is to be performed; or

     (c) for the purpose of obtaining a judgment in any jurisdiction or the enforcement in any jurisdiction against the Issuer of either a judgment already obtained or any of the provisions of this Trust Deed,

Subject to the provisions of this Trust Deed the Trustee may confer on any person so appointed such functions as it thinks fit, The Trustee may by notice in writing to the Issuer and such person remove any person so appointed. At the request of the Trustee, the Issuer will forthwith do all things as may be required to perfect such appointment or removal and it irrevocably appoints the Trustee to be its attorney in its name and on its behalf to do so.

     (D) COMPETENCE OR A MAJORITY OF TRUSTEES: If there are more than two Trustees the majority of such Trustees will (provided such majority includes a trust corporation) be competent to carry out all or any of the Trustee's functions.

18.  COUPONS

     (A) NOTICES: Neither the Trustee nor the Issuer need give any notice to the Couponholders and the Couponholders will be deemed to have notice of the contents of any notice given to the Bondholders in accordance with the Conditions.

     (B) BONDHOLDERS ASSUMED TO HOLD COUPONS: Even if it has express notice to the contrary, whenever the Trustee is required to exercise any of its functions by reference to the interests of the Bondholders, the Trustee will assume that each Bondholder is the holder of all Coupons appertaining to each Bond of which he is the bearer. The holders of Coupons shall be bound by and subject to the terms of this Trust Deed to the same extent as if they were Bondholders; provided that no holder of a Coupon shall have any right of action by virtue of this Trust Deed or its holding of such Coupon.

19.  CONTROLLING PARTY

     Subject to (i) AMBAC being at that time the Controlling Party and (ii) AMBAC giving notice to the Trustee that it intends to exercise the Trust Rights, AMBAC shall have exclusive control to exercise the Trust Rights or to direct the exercise of the Trust Rights (as applicable) without regard to the interests of any other person, and will not be a fiduciary or owe any fiduciary duties to any person under the Trust Deed and will be exclusively authorised to direct and refrain from directing, the Trustee under this Trust Deed in the exercise of the Trust Rights without regard to the interests of any other person, provided that such power shall not extend to permit AMBAC (i) to exercise or direct the exercise of the Excluded Rights, which shall, so long as any of the Bonds remain outstanding, be exercisable by the Trustee in its sole discretion without regard to the provisions of Condition 16 or this Clause 19, or (ii) to require any modification as is mentioned in the proviso to paragraph 19 of Schedule 3.

20.  CURRENCY INDEMNITY

     (A) CURRENCY OF ACCOUNT AND PAYMENT: Pounds sterling (the "CONTRACTUAL CURRENCY") is the sole currency of account and payment for all sums payable by the Issuer under or in connection with this Trust Deed, the Bonds and the Coupons, including damages.

     (B) EXTENT OF DISCHARGE: Any amount received or recovered in a currency other than the Contractual Currency (whether as a result of, or of the enforcement of, a judgment or order of a court of any jurisdiction, in the winding-up or dissolution of the Issuer or otherwise), by the Trustee any Bondholder or Couponholder in respect of any sum expressed to be due to it from the Issuer will only constitute a discharge to the Issuer to the extent of the Contractual Currency amount which the recipient is able to purchase with the amount so received or recovered in that other currency on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so).

     (C) INDEMNITIES: If that Contractual Currency amount is less than the Contractual Currency amount expressed to be due to the recipient under this Trust Deed, the Bonds or the Coupons, the Issuer will indemnify it against any loss sustained by it as a result. In any event, the Issuer will indemnify the recipient against the cost of making any such purchases.

     (D) INDEMNITIES SEPARATE: These indemnities constitute a separate and independent obligation from the other obligations in this Trust Deed, will give rise to a separate and independent cause of action, will apply irrespective of any indulgence granted by the Trustee and/or any Bondholder or Couponholder and will continue in full force and effect despite any judgment, order, claim or proof for a liquidated amount in respect of any sum due under this Trust Deed, the Bonds and/or the Coupons or any judgment or order. No proof of evidence of any actual loss may be required.

21.  COMMUNICATIONS

     Any communication shall be by letter or facsimile transmission:

          in the case of the Issuer, to it:

               c/o Northern Electric plc
               Carliol House, Market Street
               Newcastle upon Tyne NE1 6NE

               Fax no.: 0191 210 2409

               Attention: Company Secretary

          in the case of AMBAC, to it at:

               St. Helen's, One Undershaft, London EC3A 8JL

               Fax no.: 0171 444 7227

               Attention: General Counsel

          and in the case of the Trustee, to it at:

               Princes House, 95 Gresham Street, London EC2V 7LY

               Telex no.: 888347 or 8956803 LAWDEB

               Fax no.: 0171 696 5261

               Attention: Manager, Trust Administration

Any such communication will take effect, in the case of delivery, at the time of delivery or, in the case of telex or facsimile transmission, at the time of despatch.

Any communication not by letter shall be confirmed by letter but failure to send or receive the letter of confirmation shall not invalidate the original communication.

22.  GOVERNING LAW

     This Trust Deed shall be governed by and construed in accordance with English law.

23.  COUNTERPARTS

     This Trust Deed may be executed in any number of counterparties and by the parties hereto on separate counterparts, each of which shall be an original, but all the counterparts shall together constitute one and the same instrument.

     IN WITNESS WHEREOF this Trust Deed has been executed as a deed by the parties hereto and is intended to be and is hereby delivered the day and year first before written.

                                   SCHEDULE 1
                                   ----------

                                     PART A

                          FORM OF TEMPORARY GLOBAL BOND

THIS TEMPORARY GLOBAL BOND HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). NEITHER THIS TEMPORARY GLOBAL BOND NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO ANY U.S. PERSON UNLESS AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.

ANY UNITED STATES PERSON (AS DEFINED IN THE INTERNAL REVENUE CODE) WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE

                         CE ELECTRIC UK FUNDING COMPANY

                (Incorporated in England and Wales with unlimited
                   liability under registered number 3476201)

                              TEMPORARY GLOBAL BOND

                                  representing

               (pound)200,000,000 7.25% Guaranteed Bonds due 2022 unconditionally and irrevocably guaranteed as to scheduled payments of principal and interest pursuant to a financial guarantee insurance policy issued by AMBAC Insurance UK Limited

This Bond is a Temporary Global Bond without interest coupons in respect of a duly authorised issue of Bonds of CE Electric UK Funding Company (the "Issuer"), designated as specified in the title hereof (the "Bonds"), limited to the aggregate principal amount of

            Two Hundred Million Pounds Sterling ((pound)200,000,000)

            or, if less, that amount as shall be shown by the latest
                entry duly made in each of the Schedules hereto,

and constituted by a Trust Deed dated 15th December 1997 (the "TRUST DEED") between the Issuer, AMBAC Insurance UK Limited ("AMBAC") and The Law Debenture Trust Corporation plc, as trustee (the "TRUSTEE"). References herein to the Conditions (or to any particular numbered Condition) shall be to the Terms and Conditions of the Bonds (or that particular one of them) set out in Schedule 2 to the Trust Deed.

If the Issuer becomes obliged to issue definitive Bonds pursuant to Clause 3(C) of the Trust Deed, this Temporary Global Bond will be exchangeable in whole upon the request of the bearer hereof for interests in a Permanent Global Bond in or substantially in the form set out in Part B of Schedule 1 to the Trust Deed on and subject to the terms and conditions set out below and in the Trust Deed.

The Issuer hereby promises to pay to the bearer hereof the principal sum of this Temporary Global Bond being at the date hereof:

            TWO HUNDRED MILLION POUNDS STERLING ((POUND)200,000,000)

or such lesser amount as may from time to time be represented by this Temporary Global Bond (or such part thereof or such greater amount as may become repayable pursuant to the Conditions) on such date(s) as the said principal sum (or part thereof) and premium, if any, may become repayable in accordance with the Conditions and the Trust Deed and to pay interest in arrear on each Interest Payment Date (as defined in Condition 6) on the principal amount outstanding of this Temporary Global Bond at the rate specified in Condition 6 all subject to and in accordance with the certification requirements described in this Temporary Global Bond, the Conditions and the Trust Deed, which shall be binding upon the bearer hereof (as if references in the Conditions to the Bonds and the Bondholders were references to this Temporary Global Bond and the bearer hereof respectively and as if the same had been set out herein in full mutatis mutandis), except as otherwise provided herein.

Payments of interest (if any) on this Temporary Global Bond or any part of this Temporary Global Bond due to be made prior to the date or dates on which interests in this Temporary Global Bond (or that part) are exchanged for interests in a Permanent Global Bond (as provided below) which date or dates shall be no earlier than the Exchange Date (as defined below) may, at the direction of the bearer hereof, be made on each due date for any such payment to Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear system ("EUROCLEAR") and/or Cedel Bank, societe anonyme ("CEDEL BANK") for credit to the accounts of the persons appearing in the records of Euroclear and/or Cedel Bank as being entitled thereto provided that any such payment shall only be made in respect of the Bonds in relation to which there shall have been presented to Bankers Trust Company in its capacity as principal paying agent in respect of the Bonds (the "PRINCIPAL PAYING AGENT") at its head office in London for the time being, a certificate in the form set out in Exhibit A hereto from Euroclear and/or Cedel Bank, as the case may be, to the effect that it has received from or in respect of such persons, a certificate from such persons in the form of Exhibit B hereto. Otherwise no interest will be paid on this Temporary Global Bond or any part of this Temporary Global Bond until this Temporary Global Bond (or that part) is so exchanged for a Permanent Global Bond.

Upon any payment of principal, premium (if any) and/or interest on the Bonds as referred to above details of such payment shall be endorsed by or on behalf of the Issuer on the First Schedule hereto and, in the case of payments of principal, the principal amount outstanding hereof shall be reduced for all purposes by the amount so paid and endorsed. All payments of any amounts payable and paid to the bearer of this Temporary Global Bond shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the moneys payable hereon, on the Permanent Global Bond and on the relative Definitive Bonds and Coupons.

On or after the date which is not earlier than 40 days after the date of the issue of the Bonds represented by this Temporary Global Bond (the "EXCHANGE DATE"), this Temporary Global Bond may be exchanged in whole or in part (free of charge to the holder) for a Permanent Global Bond in the form set out in Part B of Schedule 1 to the Trust Deed upon presentation of this Temporary Global Bond by the bearer hereof to the Principal Paying Agent at its head office in London for the time being (or such other place outside the United States of America, its territories, its possessions and other areas subject to its jurisdiction as the Trustee may agree). The Permanent Global Bond shall be delivered in exchange for only that part of this Temporary Global Bond in respect of which there shall have been presented to the Principal Paying Agent by Euroclear or Cedel Bank a certificate, in the form set out in Exhibit A hereto, to the effect that it has received from or in respect of a person or persons entitled to a Bond or Bonds comprising or comprised in such part (as shown by its records) a certificate from such person or persons in or substantially in the form set out in Exhibit B hereto. On an exchange of part only of this Temporary Global Bond, details of such exchange shall be entered by or on behalf of the Issuer in the Second Schedule hereto and the relevant space in the Second Schedule hereto recording such exchange shall be signed by or on behalf of the Issuer whereupon the principal amount of the Bonds to which this Temporary Global Bond relates shall be reduced for all purposes by the principal amount so exchanged and endorsed and the Second Schedule to the Permanent Global Bond shall be marked accordingly by or on behalf of the Issuer whereupon the principal amount of the Permanent Global Bond shall be increased by such amount. If, following the date of issue hereof, any Bonds represented by this Temporary Global Bond are purchased by or on behalf of the Issuer or any of its Subsidiaries (as defined in the Conditions) and surrendered for cancellation, the Principal Paying Agent shall endorse the Second Schedule hereto to reflect the decrease in the aggregate principal amount of this Temporary Global Bond due to such purchase and cancellation, whereupon the principal amount hereof shall be decreased for all purposes by the principal amount of the Bonds so purchased and cancelled. On an exchange of the whole of this Temporary Global Bond, this Temporary Global Bond shall be surrendered to or to the order of the Principal Paying Agent. If, following the issue of a Permanent Global Bond in exchange for this Temporary Global Bond, further Bonds are to be exchanged pursuant to this paragraph, such exchange may be effected, without the issue of a new Permanent Global Bond, by the Principal Paying Agent endorsing the Second Schedule of the Permanent Global Bond previously issued to reflect an increase in the aggregate principal amount of such Permanent Global Bond by an amount equal to the aggregate principal amount of the Permanent Global Bond which would otherwise have been issued on such exchange.

Any certificate referred to in this Temporary Global Bond which is delivered by Euroclear or Cedel Bank may be relied upon by the Issuer, the Trustee, AMBAC and the Principal Paying Agent as conclusive evidence that the corresponding certification or certifications have been delivered to Euroclear or Cedel Bank, as the case may be, as contemplated by the terms of this Temporary Global Bond.

So long as all the Bonds are represented by this Temporary Global Bond and the same is/are held on behalf of Euroclear and/or Cedel Bank, notices to Bondholders may be given by delivery to Euroclear and Cedel Bank for communication by them to the persons for the time being shown in the records of Euroclear and Cedel Bank (other than Cedel Bank if Cedel Bank shall be an accountholder of Euroclear and other than Euroclear if Euroclear shall be an accountholder of Cedel Bank) as being holders of the Bonds ("accountholders") in which regard any certificate or other document issued by Cedel Bank or Euroclear as to the principal amount of Bonds standing to the account of any person shall be conclusive and binding for all purposes (other than for the purposes of payments in respect thereof, the right to which shall be vested, as against the Issuer and the Trustee, solely in the bearer of this Temporary Global Bond or the Permanent Global Bond in accordance with and subject to their respective terms and the terms of the Trust Deed), in substitution for publication as required by the conditions; provided that, so long as the Bonds are listed on the Luxembourg Stock Exchange and the rules of that exchange so require, notices shall also be published in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxemburger Wort).

In considering the interests of Bondholders while this Temporary Global Bond is held on behalf of Euroclear or Cedel Bank, the Trustee may have regard to any information provided to it by such clearing system as to the identity (either individually or by category) of its accountholders with entitlement to this Temporary Global Bond and may consider such interests as if such accountholders were the holders of the Bonds represented by this Temporary Global Bond.

For so long as all the Bonds are represented by this Temporary Global Bond, no drawing of Bonds will be required under Condition 8(b) in the event that the Issuer exercises its option in Condition 8(b) while the Bonds are represented by this Temporary Global Bond in respect of less than the aggregate principal amount of Bonds outstanding at such time. Bonds will be selected for redemption in accordance with the rules and procedures from time to time of Euroclear and Cedel Bank.

The Bondholders' option in Condition 14 may be exercised by the holder of this Temporary Global Bond giving notice to the Principal Paying Agent of the principal amount of Bonds in respect of which the option is exercised and presenting this Temporary Global Bond for endorsement of exercise within the time limits specified in Condition 14.

This Temporary Global Bond is subject to the Conditions and the Trust Deed and until the whole of this Temporary Global Bond shall have been exchanged for equivalent interests in the Permanent Global Bond its holder shall be entitled to the same benefits as if he were the holder of the Permanent Global Bond (or the relevant part of it as the case may be) except that, save as provided above, no person shall be entitled to receive any payment on this Temporary Global Bond.

This Temporary Global Bond shall become void unless presented for payment within ten years (in respect of payment of principal and premium (if any)) or five years (in respect of payment of interest), respectively, from the Relevant Date (as defined in Condition 9) for payment in respect thereof, subject to the provisions of Condition 7. All references in this Temporary Global Bond to Euroclear or Cedel Bank shall be deemed to include such substitute or successor clearing system as may be approved by the Trustee from time to time.

This Temporary Global Bond shall not become valid for any purpose unless and until the Certificate of Authentication hereon has been signed by an authorised signatory of the Principal Paying Agent.

This Temporary Global Bond is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS whereof the Issuer has caused this Temporary Global Bond to be signed manually or in facsimile by a Director of the Issuer on its behalf.

CE ELECTRIC UK FUNDING COMPANY


By:  .............................................
     Director

CERTIFICATE OF AUTHENTICATION

This is the Temporary Global Bond referred to in, and entitled to the benefits of, the above-mentioned Trust Deed.

This Temporary Global Bond is authenticated by or on behalf of Bankers Trust Company as Principal Paying Agent, without recourse, warranty or liability.


By:  ..............................................
     Authorised signatory

Issued on 15th December 1997.

                               THE FIRST SCHEDULE
                               ------------------

           PAYMENTS OF PRINCIPAL, PREMIUM AND/OR INTEREST ON THE BONDS

The following payments of principal, premium and/or interest in respect of the Bonds represented by this Temporary Global Bond have been made:

Date made       Amount       Amount of     Amount       Amount of     Amount       Amount of    Remaining     Notation
                of           premium       of           principal     of           interest     principal     by or
                principal    due and       interest     paid          premium      paid         amount        on
                due and      payable       due and                    paid                      of this       behalf
                payable                    payable                                              Temporary     of the
                                                                                                Global        Issuer
                                                                                                Bond
                                                                                                following
                                                                                                such
                                                                                                payment
                (pound)      (pound)       (pound)      (pound)       (pound)      (pound)      (pound)


------------    ---------    ----------    ---------    ----------    ---------    ----------   ----------    ---------

------------    ---------    ----------    ---------    ----------    ---------    ----------   ----------    ---------

------------    ---------    ----------    ---------    ----------    ---------    ----------   ----------    ---------

------------    ---------    ----------    ---------    ----------    ---------    ----------   ----------    ---------

------------    ---------    ----------    ---------    ----------    ---------    ----------   ----------    ---------

------------    ---------    ----------    ---------    ----------    ---------    ----------   ----------    ---------

------------    ---------    ----------    ---------    ----------    ---------    ----------   ----------    ---------

------------    ---------    ----------    ---------    ----------    ---------    ----------   ----------    ---------

------------    ---------    ----------    ---------    ----------    ---------    ----------   ----------    ---------

------------    ---------    ----------    ---------    ----------    ---------    ----------   ----------    ---------

------------    ---------    ----------    ---------    ----------    ---------    ----------   ----------    ---------

                               THE SECOND SCHEDULE
                               -------------------

                      EXCHANGES FOR PERMANENT GLOBAL BOND.
                      ------------------------------------
                           PURCHASES AND CANCELLATION
                           --------------------------

The following exchanges of a part of this Temporary Global Bond for a like part of the Permanent Global Bond and/or purchases and cancellations of a part of this Temporary Global Bond have been made:

Date made                Part of                Part of                Aggregate              Notation
                         principal              principal              principal              made by or
                         amount of              amount of              amount of              on behalf
                         this                   this                   this                   of the
                         Temporary              Temporary              Temporary              Issuer
                         Global Bond            Global Bond            Global Bond
                         exchanged              purchased              following
                         for a like             and                    such
                         part of the            cancelled              exchange or
                         Permanent                                     purchase
                         Global Bond                                   and
                                                                       cancellation
                         (pound)                (pound)                (pound)

----------------         -------------          -------------          -------------          -------------

----------------         -------------          -------------          -------------          -------------

----------------         -------------          -------------          -------------          -------------

----------------         -------------          -------------          -------------          -------------

----------------         -------------          -------------          -------------          -------------

----------------         -------------          -------------          -------------          -------------

----------------         -------------          -------------          -------------          -------------

----------------         -------------          -------------          -------------          -------------

                                    Exhibit A
                                    ---------

                         CERTIFICATE OF CLEARING SYSTEM
                         ------------------------------

                         CE ELECTRIC UK FUNDING COMPANY
               (pound)200,000,000 7.25% Guaranteed Bonds due 2022
           unconditionally and irrevocably guaranteed as to scheduled payments of principal and interest pursuant to a financial guarantee insurance policy issued by AMBAC Insurance UK Limited

This is to certify that based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "MEMBER ORGANIZATIONS") substantially to the effect set forth in the Trust Deed, as of the date hereof, ___________ principal amount of the above-captioned Bonds (i) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("UNITED STATES PERSONS"), (ii) is owned by United States persons that (a) are foreign branches of United States financial institutions (as defined in the U.S. Treasury Regulations Section 1.165- 12(c)(1)(v) ("FINANCIAL INSTITUTIONS")) purchasing for their own account or for resale, or (b) are acquiring the Bonds through foreign branches of United States financial institutions and who hold the Bonds through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations hereunder), or
(iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations
Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Bonds for purposes of resale directly or indirectly to a United States person within the United States or its possessions.

If the Bonds are of the category contemplated in Section 230.903(c)(3) of Regulation S under the Securities Act 1933, as amended (the "ACT") then this is also to certify with respect to such principal amount of Bonds set forth above that we have received in writing, by tested telex or by electronic transmission, from our Member Organizations entitled to a portion of such principal amount, certifications with respect to such portion, substantially to the effect set forth in the Trust Deed.

We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the Temporary Global Bonds except as set forth herein and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated: ............................ 19 *

                                Yours faithfully


**       MORGAN GUARANTY TRUST
..        COMPANY OF NEW YORK,
         Brussels Office, as
         Operator of the Euroclear System

                                       or

**       Cedel Bank, societe anonyme

                                By:............................


________________________________________________________________________________

* To be dated no earlier than the date which is no less than 40 days after the date of the issue of the Bonds referred to above.

**   Delete as appropriate.

                                    Exhibit B
                                    ---------

             CERTIFICATE INCORPORATED BY REFERENCE TO CERTIFICATE OF
             -------------------------------------------------------
                                 CLEARING SYSTEM
                                 ---------------

                         CE ELECTRIC UK FUNDING COMPANY

               (pound)200,000,000 7.25% Guaranteed Bonds due 2022

           unconditionally and irrevocably guaranteed as to scheduled payments of principal and interest pursuant to a financial guarantee insurance policy issued by AMBAC Insurance UK Limited

This is to certify that as of the date hereof, and except as set forth below, the above-captioned Bonds held by you for our account (i) are owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("UNITED STATES PERSON(s)"), (ii) are owned by United States person(s), that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) ("FINANCIAL INSTITUTIONS") purchasing for their own account or for resale, or (b) are acquiring the Bonds through foreign branches of United States financial institutions and who hold the Bonds through such United States financial institutions on the date hereof (and in either case
(a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 1.165(j)(3)(A), (B) or (C) hereunder), or (iii) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163(c)(2)(i)(D)(7)), and in addition if the owner of the Bonds is a United States or foreign Financial institution described in Clause (iii) above (whether or not also described in Clause (i) or (ii)) this is to further certify that such financial institution has not acquired the Bonds for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

If the Bonds are of the category contemplated in Section 230.903(c)(3) of Regulation S under the Securities Act of 1933, as amended (the "ACT") then this is also to certify that, except as set forth below, (i) in the case of debt securities, the Bonds are beneficially owned by (a) non-U.S. person(s) or (b) U.S. person(s) who purchased the Bonds in transactions which did not require registration under the Act; or (ii) in the case of equity securities, the Bonds are owned by (x) non-U.S. person(s) (and such person(s) are not acquiring the Bonds for the account or benefit of U.S. person(s) or (y) U.S. person(s) who purchased the Bonds in a transaction which did not require registration under the Act. If this certification is being delivered in connection with the exercise of warrants pursuant to Section 230.902(m) of Regulation S under the Act, then this is further to certify that, except as set forth below, the Bonds are being exercised by and on behalf of non-U.S. person(s). As used in this paragraph the term "U.S. PERSON" has the meaning given to it by Regulation S under the Act.

As used herein, "UNITED STATES" means the United States of America (including the States of the District of Colombia); and its "POSSESSIONS" include Puerto
Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Bonds held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

This certification excepts and does not relate to (pound)_____ of such interest in the above Bonds in respect of which we are not able to certify and as to which we understand exchange and delivery of definitive Bonds (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify.

We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Date:    ......................... 19 *

Name of Person Making Certification

by: ..................................

As, or as agent for, the beneficial owner(s) of the Bonds to which the certificate relates.


________________________________________________________________________________

* To be dated no earlier than 15 days prior to the date which is no less than 40 days after the date of the issue of the Bonds referred to above.

                                   SCHEDULE 1
                                   ----------

                                     PART B
                                     ------

                          FORM OF PERMANENT GLOBAL BOND
                          -----------------------------

THIS PERMANENT GLOBAL BOND HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), NEITHER THIS PERMANENT GLOBAL BOND NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO ANY U.S. PERSON UNLESS AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.

ANY UNITED STATES PERSON (AS DEFINED IN THE INTERNAL REVENUE CODE) WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(J) AND 1287 (A) OF THE INTERNAL REVENUE CODE.

                         CE ELECTRIC UK FUNDING COMPANY

                (INCORPORATED IN ENGLAND AND WALES WITH UNLIMITED
                   LIABILITY UNDER REGISTERED NUMBER 3476201)

                              PERMANENT GLOBAL BOND

                               REPRESENTING UP TO

               (POUND)200,000,000 7.25% GUARANTEED BONDS DUE 2022
       UNCONDITIONALLY AND IRREVOCABLY GUARANTEED AS TO SCHEDULED PAYMENTS
  OF PRINCIPAL AND INTEREST PURSUANT TO A FINANCIAL GUARANTEE INSURANCE POLICY
                      ISSUED BY AMBAC INSURANCE UK LIMITED

This Bond is a Permanent Global Bond without interest coupons in respect of a duly authorized issue of Bonds of CE Electric UK Funding Company (the "Issuer"), designated as specified in the title hereof (the "Bonds"), limited to the aggregate principal amount of up to

            TWO HUNDRED MILLION POUNDS STERLING ((POUND)200,000,000)

and constituted by a Trust Deed dated 15th December 1997 (the "Trust Deed") between the Issuer, AMBAC Insurance UK Limited and The Law Debenture Trust Corporation plc, as trustee (the "Trustee"). Reference herein to the Conditions (or to any particular numbered Condition) shall be to the Terms and Conditions of the Bonds (or that particular one of them) set out in Schedule 2 to the Trust Deed.

The Bonds represented by this Permanent Global Bond were originally represented by a Temporary Global Bond. Unless such Temporary Global Bond has been exchanged in whole for this Permanent Global Bond, such Temporary Global Bond may be further exchanged, on the terms and conditions set out therein, for this Permanent Global Bond. If any such exchange occurs following the date of issue hereof, the Principal Paying Agent shall endorse the Second Schedule hereto to reflect the increase in the aggregate principal amount of this Permanent Global Bond due to each such exchange, whereupon the principal amount hereof shall be increased for all purposes by the amount so exchanged and endorsed.

If, following the date of issue hereof, any Bonds represented by this Permanent Global Bond are purchased by or on behalf of the Issuer or any of its Subsidiaries (as defined in the Conditions) and surrendered for cancellation, the Principal Paying Agent shall endorse the Second Schedule hereto to reflect the decrease in the aggregate principal amount of this Permanent Global Bond due to such purchase and cancellation, whereupon the principal amount hereof shall be decreased for all purposes by the principal amount of the Bonds so purchased and cancelled.

If the Issuer becomes obliged to issue Bonds in definitive form pursuant to Clause 3(C) of the Trust Deed, this Permanent Global Bond will be exchangeable in whole but not in part free of charge upon the request of the bearer hereof for Bonds in definitive form in the form set out in Schedule 2 to the Trust Deed only on and subject to the terms and conditions set out in the Trust Deed and as provided below. If the Issuer has become so obliged to issue Bonds in definitive form pursuant to Clause 3(C) of the Trust Deed, this Permanent Global Bond may be exchanged in whole but not in part at the offices of the Principal Paying Agent in London (or such other place outside the United States of America, its territories, its possessions and other areas subject to its jurisdiction as the Trustee may agree) for Bonds in definitive form and the Issuer shall procure that the Principal Paying Agent shall issue and deliver duly executed and authenticated Bonds in definitive form (together with the Coupons appertaining thereto) in aggregate principal amount equal to the principal amount of this Permanent Global Bond submitted for exchange. On an exchange of the whole of this Permanent Global Bond, this Permanent Global Bond shall be surrendered to the Principal Paying Agent and cancelled. The Bonds in definitive form to be issued on such exchange will be in bearer form, serially numbered, in the denominations of (pound)10,000 and (pound)100,000 each with all unmatured Coupons attached. If the Issuer fails to meet its obligations to issue Bonds in definitive form, this shall be without prejudice to the Issuer's obligations with respect to the Bonds under the Trust Deed and this Permanent Global Bond.

The Issuer hereby promises to pay to the bearer hereof the principal amount shown as outstanding in the fourth column of the Second Schedule hereto (or such part thereof or such greater amount as may become repayable pursuant to the Conditions) on such date(s) as the said principal amount (or part thereof) and premium, if any, may become repayable in accordance with the Conditions and the Trust Deed and to pay interest in arrear on each Interest Payment Date (as defined in Condition 6) on the principal amount outstanding of the Bonds represented by this Permanent Global Bond at the rate specified in Condition 6 all subject to and in accordance with the Conditions and the Trust Deed, which shall be binding upon the bearer hereof (as if references in the Conditions to the Bonds and the Bondholders were references to this Permanent Global Bond and the bearer hereof respectively and as if the same had been set out herein in full mutatis mutandis), except as otherwise provided herein.

Upon any payment of principal, premium (if any) and/or interest on the Bonds due to be made hereunder details of such payment shall be endorsed by or on behalf of the Issuer on the First Schedule hereto in accordance with the provisions of the Paying Agency Agreement (as defined in the Trust Deed) and, in the case of payments of principal, the principal amount hereof outstanding shall be reduced for all purposes by the amounts so paid and endorsed. All payments of any amounts payable and paid to the bearer of this Permanent Global Bond shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the moneys payable hereon and on the Definitive Bonds and Coupons.

So long as all the Bonds are represented by this Permanent Global Bond and the same is held on behalf of Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear system ("EUROCLEAR") and/or Cedel Bank, societe anonyme ("CEDEL BANK"), notices to Bondholders may be given by delivery to Euroclear and Cedel Bank for communication by them to the persons for the time being shown in the records of Euroclear and Cedel Bank (other than Cedel Bank if Cedel Bank shall be an accountholder of Euroclear and other than Euroclear if Euroclear shall be an accountholder of Cedel Bank) as being holders of the Bonds ("ACCOUNTHOLDERS") in which regard any certificate or other document issued by Cedel Bank or Euroclear as to the principal amount of Bonds standing to the account of any person shall be conclusive and binding for all purposes (other than for the purposes of payments in respect thereof, the right to which shall be vested, as against the Issuer and the Trustee, solely in the bearer of this Permanent Global Bond or the Temporary Global Bond in accordance with and subject to their respective terms and the terms of the Trust Deed), in substitution for publication as required by the Conditions; provided that, so long as the Bonds are listed on the Luxembourg Stock Exchange and the rules of that exchange so require, notices shall also be published in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxemburger Wort).

Upon any cancellation of any Bond represented by this Permanent Global Bond, the portion of the principal amount so cancelled shall be endorsed by or on behalf of the Issuer on the Second Schedule hereto, whereupon the outstanding principal amount hereof shall be reduced for all purposes by the amount so cancelled and endorsed.

In considering the interests of Bondholders while this Permanent Global Bond is held on behalf of Euroclear and/or Cedel Bank, the Trustee may have regard to any information provided to it by such clearing system as to the identity (either individually or by category) of its accountholders with entitlement to this Permanent Global Bond and may consider such interests as if such accountholders were the holders of the Bonds represented by this Permanent Global Bond.

For so long as all the Bonds are represented by this Permanent Global Bond, no drawing of Bonds will be required under Condition 8(b) in the event that the Issuer exercises its call option hereunder in respect of less than the aggregate principal amount of Bonds outstanding at such time. Bonds will be selected for redemption in accordance with the rules and procedures from time to time of Euroclear and Cedel Bank.

The Bondholders' put option in Condition 14 may be exercised by the holder of this Permanent Global Bond giving notice to the Principal Paying Agent of the principal amount of Bonds in respect of which the option is exercised and presenting this Permanent Global Bond for endorsement of exercise within the time limits specified in Condition 14.

This Permanent Global Bond shall become void unless presented for payment within ten years (in respect of payment of principal and premium (if any)) or five years (in respect of payment of interest), respectively, from the Relevant Date (as defined in Condition 9) for payment in respect thereof, subject to the provisions of Condition 7. All references in this Permanent Global Bond to Euroclear or Cedel Bank shall be deemed to include such substitute or successor clearing system as may be approved by the Trustee from time to time.

This Permanent Global Bond shall not become valid for any purpose unless and until the Certificate of Authentication hereon has been signed by an authorised signatory of the Principal Paying Agent.

This Permanent Global Bond is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS whereof the Issuer has caused this Permanent Global Bond to be signed manually or in facsimile by a Director of the Issuer on its behalf.

CE ELECTRIC UK FUNDING COMPANY




By:  .........................
     Director

CERTIFICATE OF AUTHENTICATION

This is the Permanent Global Bond referred to in, and entitled to the benefits of, the above-mentioned Trust Deed.

This Permanent Global Bond is authenticated by or on behalf of Bankers Trust Company as Principal Paying Agent without recourse, warranty or liability



By:  ........................
     Authorised Signatory

Issued on 15th December 1997.

                               THE FIRST SCHEDULE
                               ------------------

           PAYMENTS OF PRINCIPAL, PREMIUM AND/OR INTEREST ON THE BONDS
           -----------------------------------------------------------

The following payments of principal, premium and/or interest in respect of the Bonds represented by this Permanent Global Bond have been made:


Date made       Amount       Amount of     Amount       Amount of     Amount       Amount of     Remaining    Notation
                of           premium       of           principal     of           interest      principal    by or on
                principal    due and       interest     paid          premium      paid          amount       behalf
                due and      payable       due and                    paid                       of this      of the
                payable                    payable                                               Permanent    Issuer
                                                                                                 Global
                                                                                                 Bond
                                                                                                 following
                                                                                                 such
                                                                                                 payment
                (pound)      (pound)       (pound)      (pound)       (pound)      (pound)       (pound)

------------    ---------    ----------    ---------    ----------    ---------    ----------    ---------    ----------

------------    ---------    ----------    ---------    ----------    ---------    ----------    ---------    ----------

------------    ---------    ----------    ---------    ----------    ---------    ----------    ---------    ----------

------------    ---------    ----------    ---------    ----------    ---------    ----------    ---------    ----------

------------    ---------    ----------    ---------    ----------    ---------    ----------    ---------    ----------

------------    ---------    ----------    ---------    ----------    ---------    ----------    ---------    ----------

------------    ---------    ----------    ---------    ----------    ---------    ----------    ---------    ----------

------------    ---------    ----------    ---------    ----------    ---------    ----------    ---------    ----------

------------    ---------    ----------    ---------    ----------    ---------    ----------    ---------    ----------

------------    ---------    ----------    ---------    ----------    ---------    ----------    ---------    ----------

------------    ---------    ----------    ---------    ----------    ---------    ----------    ---------    ----------

------------    ---------    ----------    ---------    ----------    ---------    ----------    ---------    ----------

                               THE SECOND SCHEDULE
                               -------------------

                           INCREASE/DECREASE IN VALUE
                           --------------------------

The following increases or decreases in value consequent upon exchanges of the Temporary Global Bond or the exercise of the options provided for in Condition 8(b) and Condition 14 have been made:

Date made                Amount of              Amount of              Aggregate              Notation
                         increase in            decrease in            principal              made by or
                         principal              principal              amount of              on behalf
                         amount of              amount of              this                   of the
                         this                   this                   Permanent              Issuer
                         Permanent              Permanent              Global Bond
                         Global Bond            Global Bond            following
                         due to                 due to                 such
                         exchanges              exercise of            exchanges
                         of                     the                    or option
                         interests              put/call               exercise
                         in the                 option
                         Temporary
                         Global Bond
                         for like
                         interests
                         in this
                         Permanent
                         Global Bond
                         (pound)                (pound)                (pound)

----------------         -------------          -------------          -------------          -------------

----------------         -------------          -------------          -------------          -------------

----------------         -------------          -------------          -------------          -------------

----------------         -------------          -------------          -------------          -------------

----------------         -------------          -------------          -------------          -------------

----------------         -------------          -------------          -------------          -------------

----------------         -------------          -------------          -------------          -------------

----------------         -------------          -------------          -------------          -------------

----------------         -------------          -------------          -------------          -------------

----------------         -------------          -------------          -------------          -------------

                                   SCHEDULE 2
                                   ----------

                             FORM OF DEFINITIVE BOND
                             -----------------------

On the front:

Denomination                    ISIN             Series       Certificate Number
------------                    ----             ------       ------------------

(pound)[10,000]/[100,000]       XS0082800375

                         CE ELECTRIC UK FUNDING COMPANY
                       (INCORPORATED IN ENGLAND AND WALES
            WITH UNLIMITED LIABILITY UNDER REGISTERED NUMBER 3476201)

                               (POUND)200,000,000
                         7.25% GUARANTEED BONDS DUE 2022

                UNCONDITIONALLY AND IRREVOCABLY GUARANTEED AS TO
            SCHEDULED PAYMENTS OF PRINCIPAL AND INTEREST PURSUANT TO
                A FINANCIAL GUARANTEE INSURANCE POLICY ISSUED BY
                           AMBAC INSURANCE UK LIMITED

     This Bond forms part of a series designated as specified in the title (the "BONDS") of CE Electric UK Funding Company (the "ISSUER") and constituted by the Trust Deed referred to on the reverse hereof. The Bonds are subject to, and have the benefit of, that Trust Deed and the terms and conditions (the "CONDITIONS") set out on the reverse hereof.

     The Issuer for value received hereby promises to pay to the bearer of this Bond on 15th December, 2022, or on such earlier date as this Bond may become repayable in accordance with the Conditions, the principal sum of:

     (pound) [l0,000]/[l00,000] ([tenl/[one hundred] thousand pounds sterling) together with premium (if any) together with interest on such principal sum from 15th December, 1997 at the rate of 7.25% per annum payable annually in arrear on 15th December in each year, subject to and in accordance with the Conditions.

     This Bond shall not be valid or become obligatory for any purpose until authenticated by or on behalf of the Principal Paying Agent.

     This Bond is governed by, and shall be construed in accordance with, English law.

In witness whereof the Issuer has caused this Bond to be signed in facsimile on its behalf.

Date [           ]

CE ELECTRIC UK FUNDING COMPANY

By:
Director

This Bond is authenticated by or on behalf of Bankers Trust Company, as principal Paying Agent without recourse, warranty or liability.

By:
Authorised Signatory



ANY UNITED STATES PERSON (AS DEFINED IN THE UNITED STATES INTERNAL REVENUE CODE) WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS l65(j) AND 1287(a) OF SUCH CODE.

                        TERMS AND CONDITIONS OF THE BONDS

     The (pound)200,000,000 7.25% Guaranteed Bonds due 2022 (the "Bonds", which expression shall, unless the context otherwise requires, include any Further Bonds (as defined in Condition 3)) of CE Electric UK Funding Company (the "Company" or the "Issuer") are constituted by a trust deed dated 15th December 1997 (as the same may be amended and or supplemented from time to time, the "Trust Deed") between the Company, AMBAC Insurance UK Limited ("AMBAC") and The Law Debenture Trust Corporation p.l.c. (the "Trustee" which expression shall, wherever the context so admits, include its successors as trustee under the Trust Deed) as trustee for the holders of the Bonds (the "Bondholders"). The Bonds are unconditionally and irrevocably guaranteed as to scheduled payments of principal and interest and in respect of certain additional amounts in respect of United Kingdom withholding taxes pursuant to a financial guarantee insurance policy and the endorsement thereto dated 15th December 1997 (the "Bond Policy") issued by AMBAC to the Trustee. The issue of the Bonds was authorised by resolutions of the Board of Directors of the Company passed at a meeting held on 4th December 1997. The statements in these Terms and Conditions include summaries of and are subject to the detailed provisions of the Trust Deed. Copies of the Trust Deed and the Paying Agency Agreement dated 15th December 1997 (the "Paying Agency Agreement") between the Company, AMBAC, the Paying Agents referred to below and the Trustee will be available for inspection by Bondholders and the holders of the interest coupons appertaining to the Bonds (respectively, the "Couponholders" and the "Coupons") at the registered office for the time being of the Trustee, being as of the date hereof at Princes House, 95 Gresham Street, London, England EC2V 7LY and at the specified office(s) of each of the Paying Agents. The Bondholders and the Couponholders are entitled to the benefit of, are bound by, and are deemed to have notice of all the provisions of the Trust Deed and the provisions of the Paying Agency Agreement applicable to them.

1.   FORM, DENOMINATION AND TITLE

     The Bonds are serially numbered and in bearer form in the denominations of (pound)10,000 and (pound)100,000 each with Coupons attached on issue and title thereto and to the Coupons will pass by delivery. Bonds of one denomination may not be exchanged for Bonds of the other denomination. The holder of any Bond or Coupon will (except as otherwise required by law) be treated as its absolute owner for all purposes (whether or not it is overdue and regardless of any notice of ownership, trust, or any interest in it, any writing on it, or its theft or loss) and no person will be liable for so treating the holder.

2.   STATUS AND BOND POLICY

     (a) Status

     The Bonds and Coupons constitute direct, unconditional and (subject to the provisions of Condition 5) unsecured obligations of the Company and rank pari passu and without any preference among themselves. The payment obligations of the Company under the Bonds and the Coupons shall, subject as aforesaid and save for such exceptions as may be provided by applicable legislation, at all times rank at least equally with all its present and future unsecured and unsubordinated obligations.

     (b) Bond Policy

     The Bonds have the benefit of the Bond Policy (which has been issued by AMBAC pursuant to an insurance and indemnity agreement dated 15th December 1997 between the Company and AMBAC) (the "Insurance and Indemnity Agreement") under which AMBAC unconditionally and irrevocably guarantees Insured Amounts which are Due for Payment subject only to the Trustee being required to make a claim under and in accordance with the Bond Policy, all as more particularly described in the Bond Policy.

     The terms of the Bond Policy provide that amounts of principal on any Bonds which have become immediately due and payable (whether by virtue of acceleration, prepayment or otherwise) other than on the relevant Scheduled Payment Date will not be treated as Insured Amounts which are Due for Payment unless AMBAC in its sole discretion elects so to do by notice in writing to the Trustee. If no such election is made, AMBAC will continue to be liable to make payments in respect of the Bonds pursuant to the Bond Policy on the dates on which such payments would have been required to be made as if the Bonds had not become immediately due and payable.

3.   DEFINITIONS

     "AMBAC Additional Amounts" has the same meaning as the term "Additional Amounts" as defined in the Bond Policy.

     "AMBAC Event of Default" means any of the events set out in Condition 13.

     "Auditors" means the auditors for the time being of the Company or, in the event of their being unable or unwilling to carry out any action requested of them pursuant to the terms of the Trust Deed, such other firm of internationally recognised chartered accountants as the Company may select for the purpose.

     "Authorised Area" means the authorised area of Northern Electric plc as provided in the PES Licence.

     "Capital and Reserves" is defined to mean the aggregate of:

          (i) the amount (including any share premium) of the share capital of the Company for the time being issued and paid up or credited as paid up; and

          (ii) the amounts standing to the credit of all capital and revenue reserve accounts and the consolidated profit and loss of the Group;

but adjusted to the extent that the following items have not already been added, deducted or excluded in arriving at the figures referred to in (i) or (ii) above:

          (iii) by adding the outstanding amount of any subordinated debt;

          (iv) by deducting the amounts standing to the debit of all capital and revenue reserve accounts and the consolidated profit and loss account of the Group;

          (v) by deducting any amounts shown in respect of interests of non-Group members in Group subsidiaries;

          (vi) by adding the amount of goodwill arising upon and in respect of the acquisition of the preference shares and ordinary shares of Northern Electric plc;

          (vii)by deducting the amount of any distribution declared or made by the Company or any of its subsidiaries (other than to another member of the Group) out of profits included within reserves to the extent that these reserves have not already been reduced on account thereof; and

          (viii) by adding the amount shown in respect of deferred taxation;

all as shown in the Latest Consolidated Balance Sheet.

     "Capitalised Lease Obligations" is defined to mean all lease obligations of the Company and its Subsidiaries which, under UK GAAP, are or will be required to be capitalized, in each case taken at the amount thereof accounted for as indebtedness in conformity with such principles.

     "Companies Act" means the Companies Act 1985 as amended or re-enacted from time to time and all subordinate legislation made pursuant thereto.

     "Consolidated Current Liabilities" is defined to mean the consolidated current liabilities of the Company and its Subsidiaries, but excluding the current portion of long term Indebtedness which would otherwise be included therein, as determined on a consolidated basis in accordance with UK GAAP.

     "Consolidated Debt" is defined to mean, at any time, the sum of the aggregate outstanding principal amount or all Indebtedness For Borrowed Money (including, without limitation, the principal component of Capitalised Lease Obligations, but excluding all Currency or Interest Rate Agreements and Consolidated Current Liabilities and Project Finance Indebtedness) of the Company and its Subsidiaries, less cash and cash equivalents, as determined on a consolidated basis in conformity with UK GAAP.

     "Consolidated EBITDA" is defined to mean, for any period, the sum of the amounts for such period of the Company's (i) Consolidated Net Operating Income,
(ii) Consolidated Interest Expense, (iii) income taxes and deferred taxes (other than income taxes and deferred taxes (either positive or negative) attributable to extraordinary and non-recurring gains or losses or sales of assets). (iv) depreciation expense, (v) amortization expense and (vi) all other non-cash items reducing Consolidated Net Operating Income, less all non-cash items increasing Consolidated Net Operating Income, all as determined on a consolidated basis in conformity with UK GAAP: provided that, to the extent that the Company has any Subsidiary that is not a wholly owned Subsidiary, Consolidated EBITDA shall be reduced by an amount equal to the Consolidated Net Operating Income of such Subsidiary multiplied by the quotient of (A) the number of issued ordinary shares in the capital of such Subsidiary not owned on the last day of such period by the Company or any Subsidiary of the Company, divided by (B) the total number of issued ordinary shares in the capital of such Subsidiary on the last day of such period.

     "Consolidated Interest Expense" is defined to mean, for any period, the aggregate amount of interest in respect of Indebtedness For Borrowed Money (including amortization of original issue discount on any Indebtedness for Borrowed Money and the interest portion of any deferred payment obligation, calculated in accordance with the effective interest method of accounting; and all commissions, discounts and other fees and charges owed with respect to bankers' acceptance financing) and the net costs associated with Interest Rate Agreements and all but the principal component of rentals in respect of Capitalized Lease Obligations, paid, accrued or scheduled to be paid or to be accrued by the Company and each of its Subsidiaries during such period, excluding, however, any amount of such interest to any Subsidiary of the Company if the net operating income (or loss) of such Subsidiary is excluded in the calculation of Consolidated Net Operating Income for such Subsidiary pursuant to clause (ii) of the definition thereof (but only in the same proportion as the net operating income (or loss) of such Subsidiary is excluded), less consolidated interest income, all as determined on a consolidated basis in conformity with UK GAAP, provided that, to the extent that the Company has any Subsidiary that is not a wholly-owned Subsidiary, Consolidated Interest Expense shall be reduced by an amount equal to such interest expense of such Subsidiary multiplied by the quotient of (A) the number of the issued ordinary shares in the capital of such Subsidiary not owned on the last day of such period by the Company or any Subsidiary of the Company divided by (B) the total number of issued ordinary shares in the capital of such Subsidiary on the last day of such period.

     "Consolidated Net Operating Income" is defined to mean, for any period, the aggregate of the net operating income (or loss) of the Company and its Subsidiaries for such period, as determined on a consolidated basis in conformity with UK GAAP; provided that the following items shall be excluded in computing Consolidated Net Operating Income (without duplication): (i) the net operating income (or loss) of any person (other than a Subsidiary) in which any other person has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to the Company or another Subsidiary of the Company during such period, (ii) the net operating income (or loss) of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of such net operating income is not at the time permitted by the operation of the terms of its constitutive documents or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation or licence and (iii) all extraordinary gains and extraordinary losses.

     "Controlling Party" at any time means AMBAC unless either (i) an AMBAC Event of Default has occurred and is continuing or (ii) AMBAC's claims-paying ability ceases to be rated at least BBB, by S&P and Baa3 by Moody's, and, in the case of (ii) an Issuer Event of Default has occurred and is continuing, in which event, "Controlling Party" shall mean the Trustee.

     "Currency or Interest Rate Agreement" is defined to mean an agreement or transaction involving any currency or interest rate swap, cap or collar arrangement, forward exchange transaction, option, warrant, forward rate agreement, futures contract or other derivative instrument of any kind for the hedging or management of foreign exchange or interest rate risks. "Distribution" means any dividend, distribution or payment (including by way of redemption, repurchase, retirement, return or repayment) in respect of the share capital of the Company.

     "Duff & Phelps" means Duff & Phelps Credit Rating Co., or its Subsidiaries with expertise in the electric utility industry or successors, or, in any case, if such person ceases to rate the Bonds for reasons outside the control of the Company, any other "nationally recognised statistical rating organization" within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the U.S. Securities
Exchange Act of 1934, as amended (the "Exchange Act") with expertise in the electric utility industry selected by the Company as a replacement Rating Agency.

     "Due for Payment" means, in relation to principal, interest, AMBAC Additional Amounts or Issuer Additional Amounts, that the Scheduled Payment Date for such amount has been reached. "Due for Payment" does not refer to any earlier date upon which payment of any principal, interest. AMBAC Additional Amounts or Issuer Additional Amounts may become due under the Bonds by reason of prepayment, acceleration of maturity or otherwise.

     "Electricity Act" means the Electricity Act 1989 as amended or re-enacted from time to time and all subordinate legislation made pursuant thereto.

     "Excluded Licence" means a licence granting the right to supply electricity in or in any part of the Authorised Area in circumstances where another entity may be entitled to supply electricity on a like or similar basis in the relevant area and/or granting the right to supply and/or distribute electricity solely outside the Authorised Area.

     "Excluded Subsidiary" means any Subsidiary of the Company (other than a PES
Subsidiary:

          (i) in respect of which neither the Company nor any Subsidiary of the Company (other than another Excluded Subsidiary) has undertaken any legal obligation to give any guarantee for the benefit of the holders of any Indebtedness For Borrowed Money (other than to another member of the Group) other than in respect of any statutory obligation (as defined in the Trust
     Deed) and the Subsidiaries of which are all Excluded Subsidiaries; and

          (ii) which has been designated as such by the Company by written notice to the Trustee; provided that the Company may give written notice to the Trustee at any time that any Excluded Subsidiary is no longer an Excluded Subsidiary whereupon it shall cease to be an Excluded Subsidiary.

     "Existing Negative Pledge" means the obligations contained in each of (i) Condition 3 of the terms and conditions of Northern Electric Finance plc's (pound)100,000,000 8.875 per cent, Guaranteed Bonds due 2020, (ii) Condition 3 of the terms and conditions of Northern Electric Finance plc's (pound)100,000,000 8.625 per cent, Guaranteed Bonds due 2005, and (iii) Condition 3 of the terms and conditions of Northern Electric plc's (pound)55,000,000 12.661 per cent, Bonds due 1999.

     "Further Bonds" means all further bonds created and issued by the Company in accordance with Condition 21 and for the time being outstanding or, as the context may require, a specific proportion thereof.

     "Group" means the Company and its Subsidiaries and "member of the Group" shall be construed accordingly.

     "Group's Distribution Business" means the business carried on by Northern Electric plc or any other member of the Group from time to time pursuant to the terms of the PES Licence compromising, ancillary to, the distribution (whether for its own account or that of third parties) of electricity through the Group s Distribution System (including any business in providing connections to the Group's Distribution System) but shall not include any activities exclusively forming part of the Generation Business, Second-Tier Supply Business or Supply Business (as such terms are defined in the PES Licence) carried on or to be carried on by any member of the Group.

     "Group's Distribution System" means the system of electric lines situated wholly or partly within the Authorised Area owned or operated by Northern Electric plc or any other member of the Group from time to time for distribution of electricity between the grid supply points or generation sets or other entry points and the points where it is delivered to customers or authorised electricity operators, and includes any remote transmission assets owned by The National Grid Company plc operated by Northern Electric plc or any other member of the Group and any electrical plant and meters owned or operated by Northern Electric plc or any other member of the Group in connection with the distribution of electricity but shall not include any part of the system exclusively forming part of the Generation Business, Second-Tier Supply Business or Supply Business (as such terms are defined in the PES Licence) earned on or to be earned on by any member of the Group.

     "Incur" is defined to mean, with respect to any Indebtedness, to incur, create, issue, assume or guarantee such Indebtedness.

     "Indebtedness" is defined to mean, with respect to the Company or any of its Subsidiaries at any date of determination (without duplication), (i) all Indebtedness for Borrowed Money, (ii) all obligations in respect of letters of credit or other similar instruments (including reimbursement obligations with respect thereto), (iii) all obligations to pay the deferred and unpaid purchase price of property or services, which purchase price is due more than six months after the date of placing such property in service or taking delivery and title thereto or the completion of such services, except trade payables, (iv) all Capitalised Lease Obligations, (v) all indebtedness of other persons secured by a mortgage, charge, lien, pledge or other security interest on any asset of the Company or any of its Subsidiaries, whether or not such indebtedness is assumed: provided that the amount of such Indebtedness shall be the lesser of (A) the fair market value of such asset at such date of determination and (B) the amount of the secured indebtedness, (vi) all indebtedness of other persons of the types specified in the preceding clauses (i) to (v) to the extent such indebtedness is guaranteed by the Company or any of its Subsidiaries, and (vii) to the extent not otherwise included in this definition, obligations under Currency or Interest Rate Agreements. The amount of Indebtedness at any date shall be the outstanding balance at such date of all unconditional obligations as described above and, upon the occurrence of the contingency giving rise to the obligation, the maximum liability of any contingent obligations of the types specified in the preceding clauses (i) to (vii) at such date; provided that the amount outstanding at any time of any Indebtedness issued with original issue discount is the face amount of such Indebtedness less the remaining unamortized portion of the original issue discount of such Indebtedness at such time as determined in conformity with UK GAAP.

     "Indebtedness For Borrowed Money" is defined to mean any indebtedness (whether being principal, premium, interest or other amounts) for (i) money borrowed, (ii) payment obligations under or in respect of any acceptance or acceptance credit, or (iii) any notes, bonds, debentures, debenture stock, loan stock or other debt securities offered, issued or distributed whether by way of public offer, private placing, acquisition consideration or otherwise and whether issued for cash or in whole or in part for a consideration other than cash.

     "Independent Director" means a director of the Company and/or Northern Electric plc, as the case may be, who is independent of the management and controlling shareholders of such companies and free from any business or other relationship with them which could materially interfere with the exercise of his independent judgment, apart from his customary directors' fees.

     "Insured Amounts" means, with respect to any Scheduled Payment Date, the sum of (i) the interest (calculated in accordance with the provisions of the Trust Deed) due on the Bonds as of such Scheduled Payment Date, (ii) the principal due on the Bonds on such Scheduled Payment Date (net of any amount of premium or of such principal in excess of par) and (iii) AMBAC Additional Amounts, if any, and Issuer Additional Amounts, if any, due in respect of the interest and principal amounts referred to in (i) and (ii) of this definition due on the Bonds on such Scheduled Payment Date.

     "Interest Coverage Ratio" is defined to mean, with respect to the Company on any Measurement Date, the ratio of (i) the aggregate amount of Consolidated EBITDA of the Company for the four fiscal quarters for which financial information in respect thereof is available immediately prior to such Measurement Date to (ii) the aggregate Consolidated Interest Expense during such four fiscal quarters.

     "Investment Grade Rating" means a credit rating assigned by a Rating Agency of BBB- (in the case of such ratings assigned by S&P) or Baa3 (in the case of such ratings assigned by Moody's) or the equivalents of such ratings for the time being, or better.

     "Issuer Additional Amounts" means, with respect to any Schedule Payment Date, any sums payable by the Company to a Bondholder pursuant to Condition 9

     "Issuer Event of Default" means any of the events set out in Condition 12.

     "Latest Consolidated Balance Sheet" means, at any date, the then latest consolidated balance sheet forming part of the group accounts of the Company prepared for the purpose of the Companies Act, which have been audited and have been reported on by the Auditors as the main accounts of the Company and prepared in accordance with the historical cost convention modified, if applicable, by the revaluation of land and buildings or any other basis from time to time permitted by applicable law but adjusted as may be necessary in respect of any variation in the liabilities, paid up share capital or share premium account of the Company since the date of that balance sheet and further adjusted as may be necessary to reflect any change since the date of that balance sheet in the Subsidiaries of the Company and/or as the Company may consider appropriate.

     "Leverage Ratio" is defined to mean the ratio of Consolidated Debt to Total Capital, calculated on the basis of the Latest Consolidated Balance Sheet, adjusted by the Company to reflect the financial condition of the Company and its Subsidiaries as of a date not more than 60 days prior to a Measurement Date.

     "Measurement Date" is defined to mean the record date for any Distribution.

     "Moody's" means Moody's Investors Service. Inc., or its Subsidiaries with expertise in the electric utility industry or successors, or, in any case, if such person ceases to rate the Bonds for reasons outside the control of the Company, any other "nationally recognised statistical rating organization" (within the meaning of Rule 15c3-l(c)(2)(vi)(F) under the Exchange Act) with expertise in the electric utility industry elected by the Company as a replacement Rating Agency.

     A "Negative Rating Event" shall be deemed to have occurred if (i) the Company does not, either prior to or no later than 14 days after the date of a Negative Certification (as defined in Condition 14) in respect of the Relevant Restructuring Event, seek, and thereupon use all reasonable endeavours to obtain, from a Rating Agency, a rating of the Reference Rated Securities or any other unsecured and unsubordinated debt of the Company (or of any Subsidiary of the Company and which is guaranteed on an unsecured and unsubordinated basis by the Company) having an initial maturity of five years or more or (ii) if it does so seek and use such endeavours, it is unable, as a result of such Restructuring Event, to obtain such a rating which is an Investment Grade Rating.

     "PES Licence" means the public electricity supply licence granted by the Secretary of State for Energy to Northern Electric plc under the Electricity Act in relation to its Authorised Area (but for the avoidance of doubt excluding any second tier licence) as in effect on 11th December 1997.

     "PES Subsidiary" means any Subsidiary of the Company which carries on all or any part of the Group's Distribution Business pursuant to a public electricity supply licence granted under the Electricity Act.

     "Pooling and Settlement Agreement" means the agreement dated 30th March 1990 (as amended and restated at 22nd April 1994) made by Northern Electric plc with National Grid Company plc and others setting out the rules and procedures for the operation of an electricity trading pool and of a settlement system and, while the same has effect, the initial Settlement Agreement also dated 30th March 1990 and made between the same parties, in each case as in force on 11th December 1997.

     "Principal Subsidiary" means, at any time, a Subsidiary (which term for the purposes of this definition shall not include a subsidiary undertaking) of the Company (other than an Excluded Subsidiary (i) whose (a) profits on ordinary activities before tax and exceptional items or (b) net assets, represent more than 20% of the consolidated profits on ordinary activities before tax and exceptional items of the Group or consolidated net assets of the Group, in each case by reference to the most recent audited accounts or, as the case may be, audited consolidated accounts of the Company and such Subsidiary (and its Subsidiaries, if any) or (ii) to which its transferred after the latest date as at and to which the relevant accounts of the transferee company were made up the whole or substantially the whole of the assets and undertaking of a Subsidiary, which immediately prior to such transfer was a Principal Subsidiary. A certificate signed by a Director of the Company on behalf of the Company stating that a Subsidiary of the Company is or is not or was or was not at any particular time or throughout any particular period a Principal Subsidiary may be relied on by the Trustee and/or the Controlling Party without further enquiry or evidence and if relied upon by the Trustee and/or the Controlling Party shall, in the absence of manifest error, be conclusive and binding on all parties.

     "Project Finance Indebtedness" means any Indebtedness to finance or refinance the ownership, acquisition development, design, engineering, procurement, construction, servicing management and/or operation of any project or asset:

     (i)  which is incurred by an Excluded Subsidiary; or

     (ii) in respect of which the person or persons to whom any such Indebtedness is or may be owed by the relevant borrower (whether or not a member of the Group) has or have no recourse whatsoever to any member of the Group (other than an Excluded Subsidiary for the repayment thereof other than;

          (a) recourse to such member of the Group for amounts limited to the cash flow or net cash flow (other than historic cash flow or historic net cash flow) from, or ownership interests or other investments in, such project or asset; and/or

          (b) recourse to such member of the Group for the purpose only of enabling amounts to be claimed in respect of such Indebtedness in an enforcement to any encumbrance given by such member of the Group over such project or asset or the income, cash flow or other proceeds deriving therefrom (or given by any shareholder or the like or other investor in the borrower or in the owner of such project or asset over its shares or the like in the capital of or other investment in the borrower or in the owner of such project or asset) to secure such Indebtedness, provided that (aa) the extent of such recourse to such member of the Group is limited solely to the amount of any recoveries made on any such enforcement, and (bb) such person or persons is/are not entitled, by virtue of any right or claim arising out of or in connection with such Indebtedness, to commence proceedings for the winding up or dissolution of the Company or a PES Subsidiary or to appoint or procure the appointment of any receiver, trustee or similar person or officer in respect of the Company or a PES Subsidiary or any of its assets (save for the assets the subject of such encumbrance); and/or

          (c) recourse to such borrower generally, or directly or indirectly to a member of the Group, under any form of assurance, undertaking or support, which recourse is principally limited to a claim for damages (other than liquidated damages and damages required to be calculated in a specified way) for breach of an obligation (not being a payment obligation or an obligation to procure payment by another or an indemnity in respect thereof or any obligation to comply or to procure compliance by another with any financial ratios or other tests of financial condition) by the person against which such recourse is available.

          For the avoidance of doubt, recourse as permitted by (a), (b) or (c) above shall not be had to the cashflow of a PES Subsidiary other than to the extent of the amount of cashflow derived solely from an investment or investments in the relevant project or asset.

     "Proposed PES Licence Modifications" means the modifications to the PES Licence as set out in the consultation document issued by the Regulator on 21st October 1997.

     A "Put Event" occurs on the date of the last to occur of (i) a Restructuring Event, (ii) either a Rating Downgrade or, as the case may be, a Negative Rating Event, and (iii) the relevant Negative Certification.

     "Rating Agency" is defined to mean each of S&P and Moody's.

     A "Rating Downgrade" shall be deemed to have occurred if the then current rating assigned to the Reference Rated Securities by any Rating Agency (whether provided by a Rating Agency at the invitation of the Company or by its own volition) is withdrawn or reduced from an Investment Grade Rating to a non-investment Grade Rating (BB-Ba1, or their respective equivalents for the time being, or worse) of if any Rating Agency shall then have already assigned a non-Investment Grade Rating (as described above) to the Reference Rated Securities, the rating is lowered one full rating category.

     "Reference Documents" means the Terms of Reference and the memorandum and articles of association for the time being of the Company CE Electric UK Holdings, CE Electric UK plc and Northern Electric plc.

     "Reference Rated Securities" means the US$125,000,000 6.853% Senior Notes due 2004 and the US$237,000,000 6.995% Senior Notes due 2007 of the Company being issued concurrently with the issue of the Bonds, if at any time and for so long as they shall have a rating from a Rating Agency, and otherwise any other unsecured and unsubordinated debt of the Company (or of any Subsidiary of the Company and which is guaranteed on an unsecured and unsubordinated basis by the Company) having an initial maturity of five years or more which is rated by a Rating Agency.

     "Regulator" means the Director General of Electricity Supply for the time being.

     "Relevant Indebtedness" means any indebtedness (whether being principal, premium, interest or other amounts) in the form of or represented by notes, bonds, debentures, debenture stock, loan stock or other securities, whether issued for cash or in whole or in part for a consideration other than cash, and which, with the agreement of the person issuing the same, are quoted, listed or ordinarily dealt in on any stock exchange or recognised over-the-counter or other securities market, but shall not in any event include Project Finance Indebtedness.

     "Restructuring Event" means the occurrence of any one or more of the following events:

          (i) (a) the Secretary of State for Trade and Industry (or any successor) giving Northern Electric plc written notice of revocation of the PES Licence provided that the giving of notice pursuant to paragraph 3 of
     Part 1 of the PES Licence in effect on 11th December 1997, or any similar provision in any other licence or licences referred to in this paragraph
     (a)) shall not be deemed to constitute the revocation of the PES Licence or
     (b) Northern Electric plc agreeing in writing with the Secretary of State for Trade and Industry (or any successor) to any revocation or surrender of the PES Licence or (c) any legislation (whether primary or subordinate) being enacted terminating or revoking the PES Licence, except in any such case in circumstances where either (A) a licence or licences or (B) a licence or licences relating to the Group's Distribution Business, as the case may be, is or are granted to Northern Electric plc, the Company or another Subsidiary of the Company (not being an Excluded Subsidiary) at least 51% of the ordinary share capital of which is owned directly or indirectly by the Company (the "Relevant Transferee") and provided that the terms of such licence or licenses or, as the case may be, licence or licences relating to the Group's Distribution Business are substantially no less favourable than the terms of the PES Licence or the terms of the PES Licence related to the Group's Distribution Business, as applicable, in which event all references in these Terms and Conditions to the PES Licence and Northern Electric plc shall hereafter be deemed to be references to the licence or licences on substantially no less favourable terms or, as the case may be, the licence or licences relating to the Group's Distribution Business and the Relevant Transferee respectively; or

          (ii) any modification (other than a modification which is of a formal, minor or technical nature) being made to the terms and conditions of the PES Licence on or after 11th December 1997 unless two Directors of the Company have certified in good faith to the Trustee that the terms and conditions of the PES Licence as modified are not materially less favourable to the business of Northern Electric plc. For the purposes of this paragraph (ii) a modification which (a) results in a licence or licences in relation to the Group's Distribution Business being granted to Northern Electric plc, the Company or another subsidiary of the Company (not being an Excluded Subsidiary) at least 51% of the ordinary share capital of which is owned directly or indirectly by the Company (collectively, the "Applicable Transferees") and provided that the terms of such licence are substantially no less favourable than the terms of the PES Licence, in so far as the terms of the PES Licence relate to the Group s Distribution Business, (b) results in a licence or licences being granted to an Applicable Transferee provided that the terms at such licence are substantially no less favourable than the terms of the PES Licence or (c) results from the grant of an Excluded Licence, shall not be deemed to be a modification within this paragraph (ii). In the event of such a modification as is referred to in (a), (b) or (c) all references in these Terms and Conditions to the PES Licence and Northern Electric plc shall thereafter be deemed to re references to, in the case of (a) the licence or licences in relation to the Group's Distribution Business granted to the Applicable Transferee and the Applicable Transferee, respectively, in the case of (b), the replacement licence or licences and the Applicable Transferee, respectively, and, in the case of (c), the PES Licence excluding the business covered by the Excluded Licence and Northern Electric plc respectively; or

          (iii) (a) the Pooling and Settlement Agreement being terminated under Clause 67.4 thereof and not replaced by one of more agreements, commercial arrangements or open market mechanism or frameworks (in each case on terms which two Directors of the Company certify in good faith to the Trustee to be not materially less favourable to the business of Northern Electric plc) or (b) Northern Electric plc being given notice pursuant to Clause 67.3.2 of the Pooling and Settlement Agreement requiring it to cease to be a party thereto or (c) any notice declaring an event of default (as defined in the Pooling and Settlement Agreement) being given to Northern Electric plc under Clause 66.1 or 66.2.1 thereof and such default remaining unremedied or unwaived or (d) any modification (other than a modification which is of a formal, minor or technical nature) being made to the Pooling and
     Settlement Agreement on or after 11th December 1997 or (e) Northern Electric plc ceasing to be a party to the Pooling and Settlement Agreement for any reason (other than pursuant to (b) or (c) above), except where a licence is granted to a Relevant Transferee as contemplated by Paragraph
     (i) above and at or about the same time all rights and obligations of Northern Electric plc pursuant to the Pooling and Settlement Agreement which are attributable to such licence are assigned and transferred to such Relevant Transferee in such manner as the Trustee may approve or such
     Relevant Transferee enters into one or more agreements, commercial arrangements or open market mechanisms or frameworks in relation to such licence which two Directors of the Company certify in good faith to be not materially less favourable to the business of Northern Electric plc, unless, in the case of (d), two Directors of the Company have certified in good faith to the Trustee that any such modification has not had and will not have a materially adverse effect on the amount or nature of any payment made or to be made by or to Northern Electric plc pursuant to the Pooling and Settlement Agreement or a materially adverse effect on the financial rights or obligations of Northern Electric plc under the Pooling and Settlement Agreement or a materially adverse effect on the business of Northern Electric plc provided that any such modification shall, to the extent it grants or confers powers or discretions on the Regulator (or any successor) under or in respect of the Pooling and Settlement Agreement, be deemed not to have a materially adverse effect as aforesaid, but for the avoidance of doubt any modification to the Pooling and Settlement Agreement made by the Regulator (or any successor) by virtue of or pursuant to any such powers or discretions and which otherwise would have a materially adverse effect as provided above shall not by virtue of this paragraph be deemed not to have such an effect; or

          (iv) any legislation (whether primary or subordinate) is enacted which removes, qualifies or amends (other than an amendment which is of a formal, minor or technical nature) the duties of the Secretary of State for Trade and Industry (or any successor) and/or the Director General of Electricity Supply (or any successor) under Section 3 of the Electricity Act as in force on 11th December 1997, unless two Directors of the Company have certified in good faith to the Trustee that such removal, qualification or amendment does not have a materially adverse effect on the financial condition of Northern Electric plc.

     "Restructuring Period" means:

          (i) if at the time a Restructuring Event occurs there are Reference Rated Securities, the period of 90 days starting from and including the day on which the Restructuring Event occurs; or

          (ii) if at the time a Restructuring Event occurs there are not Reference Rated Securities, the period starting from and including the day on which the Restructuring event occurs and ending on the day 90 days following the later of (a) the date on which the Company shall seek to obtain a rating pursuant to the definition of Negative Rating Event prior to the expiry of the 14 days referred to in the definition of Negative Rating Event and (b) the date on which a Negative Certification shall have been given to the Company in respect of the Restructuring Event.

     "S&P" means Standard & Poor's Ratings Group, a division of McGraw-Hill Inc., or its Subsidiaries with expertise in the electric utility industry or successors, or, in any case, if such person ceases to rate the Bonds for reasons outside the control of the Company, any other "nationally recognised statistical rating organization" (within the meaning of Rule 15c3.1(c)(2)(vi)(F) under the Exchange Act) with expertise in the electric utility industry selected by the Company as a replacement Rating Agency.

     "Scheduled Payment Date" means (i) with respect to interest on the Bonds, 15th December in each year commencing 1998 and to and including 2022, (ii) with respect to principal of the Bonds, 15th December 2022, or any earlier date for the payment of principal of or interest on the Bonds to which AMBAC shall have given its prior consent in writing, (iii) with respect to AMBAC Additional Amounts, each date upon which AMBAC is required by the Bond Policy to pay the amount in respect of the Bonds to which such AMBAC Additional Amount relates, and (iv) with respect to issuer Additional Amounts, each date upon which the Issuer is required by Condition 9 of the Bonds to pay such Issuer Additional Amounts.

     "Security Interest" means a mortgage, charge, lien, pledge or other security interest.

     "Specified Subsidiaries" means each of CE Electric UK Holdings, CE Electric UK plc, Northern Electric plc, Northern Electric Distribution Ltd., Northern Electric Supply Ltd., and any Subsidiary of the Company (other than an Excluded Subsidiary) whose (a) profits on ordinary activities before tax and exceptional items or (b) net assets, represent more than 20% of the consolidated profits on ordinary activities before tax and exceptional items of the Group or consolidated net assets of the Group, in each case by reference to the most recent audited accounts or, as the case may be, audited consolidated accounts of the Company and such Subsidiary (and its Subsidiaries, if any).

     "Subsidiary" means a subsidiary or subsidiary undertaking within the meaning of the Companies Act.

     "Terms of Reference" means (i) the terms of reference for the Independent Director set out in the document entitled "Terms of Reference for an Independent Non-Executive Director" tabled and approved at the meeting of the board of directors of Northern Electric plc held on 22nd October 1997 and (ii) the terms of reference for the Independent Director set out in the document entitled "Terms of Reference for an Independent Non-Executive Director" tabled and approved at the meeting of the board of directors of the Company held on 4th December 1997.

     "Total  Capital"  is  defined  to mean  the sum of total  liabilities  plus
Capital and Reserves of the Company and its Subsidiaries, as determined on a consolidated basis in accordance with UK GAAP.

     "UK GAAP" means generally accepted accounting principles in the United Kingdom.

4.   LIMITATION ON DISTRIBUTIONS

     So long as any of the Bonds  remain  outstanding  (as  defined in the Trust
Deed), the Company shall only declare, recommend, make or pay any Distribution to any of its shareholders if (A) (i) no Issuer Event of Default has occurred and is continuing, and (ii) no Issuer Event of Default will result from the making of such Distribution and, (B) either:

     (i) at the time and as a result of such Distribution.

         (a) the Company's Leverage Ratio does not exceed 0.62:1; and

         (b) the Company's Interest Coverage Ratio is not less than 2.2:1.

               (in the case of (a) and (b), each certified by a Director of the Company to the Trustee and AMBAC), or

          (c) if the Company is not in compliance with the foregoing ratios, both the Trustee and AMBAC receive written confirmation that at such time the Company's unsubordinated, unsecured long term debt is rated at least BBB (or its then equivalent) by S&P and Duff & Phelps and Baa2 (or it then equivalent) by Moody's from each of S&P and Duff & Phelps and Moody's respectively.

               In the event that at any time the Trustee and AMBAC receive written confirmation from each of S&P, Duff & Phelps and Moody's that the Company's long-term unsubordinated, unsecured debt has been or would be assigned a rating of BBB- (for its then equivalent) by S&P and Duff & Phelps and Baa1 (or its then equivalent) by Moody's, or better, notwithstanding the release of the Company from its obligations under this Condition, the foregoing restrictions on the making of Distributions shall permanently cease to have effect and the Company shall thereafter cease to be bound by the provisions of this Condition.

5.   NEGATIVE PLEDGE

     So long as any of the Bonds remain outstanding, the Company will ensure that no Relevant Indebtedness of the Company or of any PES Subsidiary or of any other person and no guarantee by the Company or any PES Subsidiary of any Relevant Indebtedness of any other person will be secured by a Security Interest upon, or with respect to, any of the present or future business, undertaking, assets or revenues (including any uncalled capital) of the Company or any PES Subsidiary unless the Company shall, before or at the same time as the creation of the Security Interest, take any and all action necessary to ensure that:

          (a) all amounts payable by it under the Bonds, the Coupons and the Trust Deed are secured equally and rateably with the Relevant Indebtedness or guarantee of Relevant indebtedness, as the case may be, by such Security Interest; or

          (b) such other Security Interest or guarantee or other arrangement (whether or not including the giving of a Security Interest) is provided in respect of all amounts payable by the Company under the Bonds, the Coupons and the Trust Deed either (i) as the Trustee shall in its absolute discretion deem not materially less beneficial to the interests of the Bondholders or (ii) as shall be approved by an Extraordinary Resolution (as defined in the Trust Deed) of the Bondholders.

save that the Company or any PES Subsidiary may create, assume or have outstanding a Security Interest in respect of any Relevant Indebtedness and/or any guarantees given by the Company or any PES Subsidiary in respect of any Relevant Indebtedness of any person (without the obligation to provide a Security Interest or guarantee or other arrangement in respect of all amounts payable by the Company under the Bonds, the Coupons and the Trust Deed as aforesaid) where (1) such Relevant Indebtedness has an initial maturity falling not earlier than 31st December 2022 and is of a maximum aggregate amount outstanding at any time not exceeding the greater of (pound)200,000,000 and 20 per cent, of the Capital and Reserves, (2) such Security Interest existed in respect of a company that becomes a PES Subsidiary of the Company after 11th December 1997 (provided that such Security Interest was not created in contemplation of such company becoming a PES Subsidiary and the principal amount secured at the time of such company becoming a PES Subsidiary is not subsequently increased), (3) such Security Interest existed on the date of original issue of the Bonds or (4) with respect to Security Interests described in (2) and (3), such Security Interests are extended, renewed or replaced (or extensions, renewals or replacements for such Security Interests are themselves extended, renewed or replaced) to secure Relevant Indebtedness in an aggregate principal amount which does not exceed the aggregate principal amount of the Relevant Indebtedness secured by the Security Interest so extended, renewed or replaced, provided that such extension, renewal or replacement Security Interest is limited to all or part of the same property or assets which were subject to the Security Interest so extended, renewed or replaced, as such property or assets may be improved from time to time.

6.   INTEREST

     The Bonds bear interest ("Scheduled Interest") from (and including) 15th December 1997 (the "Issue Date") at the rate of 7.25 % per annum payable annually in arrear on 15th December in each year (each an "Interest Payment Date"). Each Bond will cease to bear Scheduled Interest from the due date for redemption thereof, unless, upon due presentation, payment of principal or premium (if any) is improperly withheld or refused. In such event, each Bond shall continue to bear interest ("Default Interest") at such rate both before and after judgment until whichever is the earlier of (i) the day on which all sums due in respect of such Bond up to that day are received by or on behalf of the relevant holder and (ii) the day seven days after the Trustee or the Principal Paying Agent has notified Bondholders in accordance with Condition 18 of receipt of all sums then due in respect of all the Bonds up to that seventh day except to the extent that there is failure in the subsequent payment to the relevant holder under these Terms and Conditions. If Scheduled Interest or Default Interest is required to be calculated for a period of less than one year, it will be calculated on the basis of a 360 day year consisting of 12 months of 30 days each and, in the case of an incomplete month, the number of days elapsed.

     DEFAULT INTEREST DOES NOT ACCRUE ON SCHEDULED INTEREST OR DEFAULT INTEREST. THE PAYMENT OF DEFAULT INTEREST IS NOT GUARANTEED UNDER THE BOND POLICY.

7.   PAYMENTS

     Payments of principal, premium (if any) or interest in respect of the Bonds will be made against surrender of Bonds or, in the case of payments of interest due on an Interest Payment Date, against surrender of Coupons, at the specified office of any Paying Agent by a sterling cheque drawn on, or at the option of the holder, by transfer to a sterling account maintained by the payee with a branch of a bank in the City of London, subject in all cases to any fiscal or other laws and regulations applicable in the place of payment, but without prejudice to the provisions of Condition 9.

     Upon the due date for redemption of any Bond, unmatured Coupons relating to such Bond (whether or not attached) shall become void and no payment shall be made in respect of them. Where any Bond is presented for redemption without all unmatured Coupons relating to it, redemption shall be made only against the provision of such indemnity as the Company and AMBAC may require.

     If the due date for redemption of any Bond is not 15th December in any year, interest accrued in respect of such Bond from (and including) the last preceding 15th December will be paid only against presentation and surrender of such Bond.

     If the due date for payment of any amount in respect of any Bond or Coupon is not a business day, then the holder thereof shall not be entitled to payment of the amount due until the next following business day nor to any further interest or other payment in respect of such delay. The expression "business day" in this Condition means a day other than a Saturday or Sunday on which banks are open (for business in the place where the Bond or Coupon is presented and, in the case of payment by transfer to a sterling account as referred to above, in the City of London.

     The names of the initial Principal Paying Agent and the other initial Paying Agents and their initial specified offices are set out at the end of these Terms and Conditions. The Company reserves the right, subject to the prior written approval of the Trustee and the Controlling Party, at any time to vary or terminate the appointment of any Paying Agent and to appoint additional or other Paying Agents provided that it will at all times maintain two Paying Agents having specified offices in separate European cities approved by the Trustee, one of which, so long as any of the Bonds are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require, shall be Luxembourg. Notice of any such termination or appointment and of any changes in the specified offices of the Paying Agents will be given to the Bondholders in accordance with Condition 18 as soon as practicable thereafter. UNDER NO
CIRCUMSTANCES WILL INTEREST BE PAYABLE IN THE UNITED STATES OF AMERICA OR ANY POSSESSION OF THE UNITED STATES OF AMERICA.

8.   REDEMPTION AND PURCHASE

          (a) Unless previously redeemed or purchased and cancelled, the Company will redeem the Bonds on 15th December 2022 at their principal amount.

          (b) The Company may, having given not less than 30 nor more than 45 days' notice in accordance with Condition 18 (which notice shall be trrevocable), redeem the whole or part (in principal amount of (pound)5,000,000 or integral multiples thereof) of the Bonds at any time prior to 15th December 2022 at a price which shall be the higher of the following, together with Scheduled Interest accrued up to and including the date of redemption:

          (i) par; and

          (ii) that price (the "Redemption Price") expressed as a percentage (rounded to three decimal places, 0.0005 being rounded upwards), at which the Gross Redemption Yield (calculated as described below) on the Bonds, if they were to be purchased at such price on the third dealing day prior to the due date for redemption, would be equal to the Gross Redemption Yield on such dealing day of 8% Treasury Stock due 7th June 2021 or, if such stock is no longer in issue, of such other United Kingdom government stock as the Trustee, with the advice of three brokers or market-makers operating in the gilt-edged market, shall determine to be appropriate (the "Reference Stock"), on the basis of the middle market price of the Reference Stock prevailing at 11:00 am on such dealing day, as determined by Credit Suisse First Boston (Europe) Limited (or such other person as the Trustee may approve). Any reference in these Terms and Conditions to principal shall be deemed to include any sum payable as the Redemption Price.

               Notices of redemption will specify the date fixed for redemption,
          the  applicable   Redemption   Price  and,  in  the  case  of  partial
          redemption, the aggregate principal amount of the Bonds to be redeemed, the serial numbers of the Bonds called for redemption, the serial numbers of the Bonds previously called for redemption and not presented for payment and the aggregate principal amount of the Bonds to remain outstanding after the redemption. Upon the expiry of any notice of redemption the Company shall be bound to redeem the Bonds called for redemption at the applicable Redemption Price. Any partial redemption of the Bonds shall be on the basis of selection by drawings (the method of such drawings to be approved by the Trustee in its absolute discretion).

          The "Gross Redemption Yield" on the Bonds and the Reference Stock will be expressed as a percentage and will be calculated on the basis indicated by the Joint Index and Classification Committee of the Institute and Faculty of Actuaries as reported in the Journal of the Institute of Actuaries, Vol. 105 Part 1, 1978, page 18 or on such other basis as the Trustee may approve.

               (c) If, as a result of any change in, or amendment to, the laws or regulations of the United Kingdom or any political subdivision of, or any authority in, or of, the United Kingdom having power to tax, or any change in the application or official interpretation of such laws or regulations, which change or amendment becomes effective after 11th December 1997, the Company has or will become obliged to pay additional amounts as provided or referred to in Condition 9 (and such amendment or change has been evidenced by the delivery by the Company to the Trustee and AMBAC (who shall, in the absence of manifest error, accept such certificate and opinion as sufficient evidence thereof) of a certificate signed by a Director of the Company on behalf of the Company stating that such amendment or change has occurred (irrespective of whether such amendment or change is then effective), describing the facts leading thereto and stating that such obligation cannot be avoided by the Company taking reasonable measures available to it) the Company may at its option, having given not less than 30 nor more than 60 days notice to the Bondholders in accordance with Condition 18 (which notice shall be irrevocable), redeem all the Bonds (other than Bonds in respect of which the Company shall have given a notice of redemption pursuant to Condition 8(b) prior to any notice being given under this Condition 8(c)), but not some only, at their principal amount together with interest accrued to (but excluding) the date of redemption, provided that no notice of redemption shall be given earlier than 90 days before the earliest date on which the Company would be required to pay the additional amounts were a payment in respect of the Bonds than due.

               UNDER THE TERMS OF THE BOND POLICY. AMBAC DOES NOT GUARANTEE ANY OF THE AMOUNTS PAYABLE BY THE COMPANY FOLLOWING AN EARLY REDEMPTION OF THE BONDS PURSUANT TO CONDITION 8(B) OR (C). AMBAC WILL NOT BE OBLIGED UNDER ANY CIRCUMSTANCES TO ACCELERATE PAYMENT UNDER THE BOND POLICY; IF IT DOES SO, THE AMOUNT PAYABLE WILL BE THE PAR VALUE OF THE BONDS TOGETHER WITH ACCRUED INTEREST AS AT THE DATE OF ACCELERATION. ANY AMOUNT OF PRINCIPAL ON THE BONDS IN EXCESS OF PAR WLL NOT BE GUARANTEED BY AMBAC UNDER THE BOND POLICY.

               (d) The Company or any of its Subsidiaries may at any time purchase or otherwise acquire Bonds provided that all unmatured Coupons are attached thereto or are surrendered therewith at any price in the open market or otherwise. If purchases are made by tender, tenders must be available to all Bondholders alike.

               (e) All Bonds which are redeemed pursuant to this Condition shall be cancelled (together with all relative unmatured Coupons attached thereto or surrendered therewith) and accordingly may not be reissued or resold. Bonds purchased by or on behalf of the Company or any or its Subsidiaries may be held or reissued or resold or surrendered for cancellation.

9.   TAXATION

               (a) All payments in respect of the Bonds and Coupons by the Company shall be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature ("Taxes") imposed or levied by or on behalf of the United Kingdom, or any political subdivision of, or authority in, or of, the United Kingdom having power to tax, unless the withholding or deduction of the Taxes is required by law. In that event, the Company will pay such additional amounts as may be necessary in order that the net amounts received by the Bondholders and Couponholders after the withholding or deduction shall equal the respective amounts which would have been receivable in respect of the Bonds or, as the case may be. Coupons in the absence of the withholding or deduction; except that no additional amounts shall be payable in relation to any payment in respect of any Bond or Coupon:

                    (i) to, or to a third  party on behalf  of, a holder  who is liable to the Taxes in respect of the Bond or Coupon by reason of his having some connection with the United Kingdom other than the mere holding of the Bond or Coupon; or

                    (ii) presented for payment in the United Kingdom; or

                    (iii) to, or to a third  party on  behalf  of, a holder  who would not be liable or subject to the withholding or deduction by making a declaration of non-residence or other similar claim for exemption to the relevant tax authority; or

                    (iv) presented for payment more than 30 days after the Relevant Date except to the extent that the holder would have been entitled to additional amounts on presenting the same for payment on the last day of the period of 30 days.

               (b) In these Terms and Conditions, "Relevant Date" means the date on which the payment first becomes due, but if the full amount of the money payable has not been received in London by the Principal Paying Agent or the Trustee on or before the due date, it means the date on which, the full amount of the money having been so received, notice to that effect shall have been duly given to the Bondholders by the Company in accordance with Condition 18.

               (c) Any reference in these Terms and Conditions to any amounts in respect of the Bonds shall be deemed also to refer to any additional amounts which may be payable under this Condition or under any undertakings given in addition to, or in substitution for, this Condition 9 pursuant to the Trust Deed.

10.  PRESCRIPTION

     Bonds and Coupons will become void unless presented for payment within periods of ten years and five years respectively, from the Relevant Date for payment in respect thereof, subject to the provisions of Condition 7.

11.  THE COMPANY'S COVENANTS TO AMBAC

     The Company has undertaken with AMBAC that so long as any of the Bonds remain outstanding and for so long as no AMBAC Event of Default has occurred and is continuing, the Company will comply with certain covenants and restrictions set forth in the Trust Deed which include, inter alia, that the Company shall:

          (a) not modify or amend, or agree to any modification or amendment to the PES Licence or Proposed PES Licence Modifications without the consent of the Regulator;

          (b) use all reasonable endeavours to procure that the underlying or shadow credit rating of the Bonds and any existing public long term unsecured, unguaranteed and unsubordianted debt of Northern Electric plc are assigned Investment Grade Ratings by both Rating Agencies, and that such Investment Grade Ratings are maintained;

          (c) not, without the prior written consent or AMBAC, agree to any amendment to the provisions of the Reference Documents that (i) restrict the activities in which any of the Company, CE Electric UK Holdings, CE Electric UK plc or Northern Electric plc may engage or participate in, (ii) limit the disposal by any such company of any or all of its assets, revenues or properties of any nature whatsoever and (iii) limit the Incurrence of Indebtedness by any such company, provided that this paragraph shall not apply to any such amendment required by the Regulator;

          (d) procure that the Board of Directors of the Company and Northern Electric plc each include an Independent Director and that the Terms of Reference of such an Independent Director are not modified in any respect without the prior written consent of AMBAC, provided that this paragraph shall not apply to any such modification required by the Regulator;

          (e) procure that no Security Interest is created or granted upon, or with respect to, any of the present or future ordinary shares of the Company and the Specified Subsidiaries and not sell, transfer or otherwise dispose or permit the sale, transfer or other disposal of the present and future ordinary shares of the Specified Subsidiaries;

          (f) ensure that no Security Interest is created or granted upon, or with respect to, any of the present or future business, undertaking, assets or revenues (including any uncalled share capital) of the Company, CE Electric UK Holdings and CE Electric UK plc unless the Company shall, at the same time as the creation of the Security Interest, take any and all action necessary to ensure that all amounts payable by it under the Bonds, the Coupons, the Trust Deed and the Insurance and Indemnity Agreement (to the extent of the Insured Amounts) are secured equally and rateably by such Security Interest;

          (g) not, without the prior written consent of AMBAC, modify or amend, or consent to any modification or amendment of any Existing Negative Pledge; and

          (h) ensure that no Relevant indebtedness of Northern Electric plc or any PES Subsidiary or of any other person and no guarantee by Northern Electric plc or any PES Subsidiary of any Relevant Indebtedness of any other person will be secured by a Security Interest upon, or with respect to, any of the present or future business, undertaking, assets or revenues (including any uncalled capital) of Northern Electric plc or any PES Subsidiary unless Northern Electric plc shall, before or at the same time as the creation of the Security Interest, take any and all action necessary to ensure that:

               (a) all amounts payable by the Company under the Bonds, the Coupons, the Trust Deed and the Insurance and Indemnity Agreement (to the extent of the Insured Amounts) are secured to the satisfaction of AMBAC equally and rateably with the Relevant Indebtedness or guarantee of Relevant Indebtedness, as the case may be, by such Security Interest; or

               (b) such other Security Interest or guarantee or other arrangement (whether or not including the giving of a Security Interest) is provided in respect of all amounts payable by the Company under the Bonds, the Coupons, the Trust Deed and the Insurance and Indemnity Agreement (to the extent of the Insured Amounts) as AMBAC shall in its absolute discretion deem not materially less beneficial to the interests of AMBAC;

     save that Northern Electric plc or any PES Subsidiary may create or have outstanding a Security Interest in respect of any of its Relevant Indebtedness and/or any guarantees given by Northern Electric plc or any PES Subsidiary in respect of any Relevant Indebtedness of any other person (without the obligation to provide a Security Interest or guarantee or other arrangement in respect of the Bonds, the Coupons and the Trust Deed) where such Relevant Indebtedness has an initial maturity rating not earlier than 31st December 2022 and is of maximum aggregate amount outstanding at any time not exceeding the greater (pound)50,000,000 and 20 per cent of the Northern Consolidated Tangible Net Worth (as defined below).

          For the purposes of this paragraph:

          (1) "Northern Consolidated Tangible Net Worth" means at any particular time the aggregate of the amount paid up on Northern Electric plc's issued share capital and the consolidated distributable and nondistributable reserves of the Northern Group (as shown in the most recently published audited consolidated financial statements of the Northern Group), after:

               (i) deducting the total of any debit balance on the profit and loss account and the book value of any intangible assets including but not limited to goodwill;

               (ii) excluding any minority interests in Subsidiary Undertakings; and

               (iii) adding the amount shown in respect of deferred taxation;

     but adjusted as may be necessary in respect of any variation in the paid-up share capital or share premium account of the Northern Group since the date of that balance sheet and further adjusted as may be necessary to reflect any change since the date of that balance sheet in the Subsidiary Undertakings comprising the Northern Group.

          A report by the Auditors as to the amount of the Northern Consolidated Tangible Net Worth at any given time shall, in the absence of manifest error, be conclusive and binding on all parties.

          (2) "Northern Group" means Northern Electric plc and its Subsidiary Undertakings.

          (3)  "Subsidiary  Undertaking"  shall have the meaning  given to it by
     Section 258 of the Companies Act 1985 (but shall exclude any undertakings (as defined in the Companies Act 1985) whose accounts are not included in the then latest published audited consolidated accounts of Northern Electric plc, nor (in the case of an undertaking which has first become a subsidiary undertaking of a member of the Northern Group since the date as at which any such audited accounts were prepared) would its accounts have been so included or consolidated if it had become so on or before that date.

          (4) Any reference to an obligation being guaranteed shall include a reference to any indemnity being given in respect of the obligation.

12.  ISSUER EVENTS OF DEFAULT

     If:

          (a) default is made in the payment of any principal or premium (if any) in respect of any Bond pursuant to Condition 8, or for a period of 5 days or more in the payment of any interest due in respect of the Bonds; or

          (b) the Company fails to perform or observe any of its other obligations, covenants, conditions or provisions under the Bonds, the Trust Deed or the Insurance and Indemnity Agreement and (except where the Controlling Party shall have certified to the Company in writing that it considers such failure to be incapable of remedy in which case no such notice or continuation as is hereinafter mentioned will be required) such failure continues for the period of 60 days (or such longer period as the Trustee may, with the approval of the Controlling Party, permit) next following the service by the Trustee on the Company of notice requiring the same to be remedied; or

          (c) (i) any other Indebtedness For Borrowed Money of the Company or any Principal Subsidiary becomes due and repayable prior to its stated maturity by reason of an event of default (however described) or (ii) any such Indebtedness For Borrowed Money (including as aforesaid) is not paid when due or (iii) the Company or any Principal Subsidiary fails to pay when due any amount payable by it under any present or future guarantee for, or indemnity in respect of any Indebtedness For Borrowed Money of any person or (iv) any security given by the Company or any Principal Subsidiary for any Indebtedness For Borrowed Money of any person or any guarantee or indemnity of Indebtedness For Borrowed Money of any person becomes enforceable by reason of default in relation thereto and steps are taken to enforce such security save in any such case where there is a bona fide dispute as to whether the relevant Indebtedness For Borrowed Money or any such guarantee or indemnity as aforesaid shall be due and payable, provided that the aggregate amount of the relevant Indebtedness For Borrowed Money in respect of which any one or more of the events mentioned above in this sub-paragraph (c) has or have occurred equals or exceeds whichever is the greater of (pound)25,000,000 or its equivalent in other currencies (as determined by the Trustee) and two per cent of the Capital and Reserves and such event shall continue unremedied or unwaived for more than 14 days (or such longer grace period as may have been originally provided in the applicable instrument) and the time for payment of such amount has not been expressly extended (until such time as any payment default is remedied, cured or waived). For the purposes of this sub-paragraph (c), "Indebtedness for Borrowed Money" shall exclude Project Finance Indebtedness; or

          (d) the Company ceases to own directly or indirectly at least 51% of the ordinary share capital of Northern Electric plc; or

          (e) any order shall be made by any competent court or any resolution shall be passed for the winding up or dissolution of the Company, save for the purposes of amalgamation, merger, consolidation, reorganisation, reconstruction or other similar arrangement on terms previously approved in writing by the Controlling Party or (where the Controlling Party is the Trustee) by an Extraordinary Resolution of the Bondholders; or

          (f) any order shall be made by any competent court or any resolution shall be passed and not validly revoked or cancelled within 30 days for the winding up or dissolution of a Principal Subsidiary, save for the purposes of amalgamation, merger, consolidation, reorganisation, reconstruction or other similar arrangement (i) not involving or arising out of the insolvency of such Principal Subsidiary and under which all the surplus assets of such Principal Subsidiary are transferred to the Company or any of its other Subsidiaries (not being an Excluded Subsidiary) or (ii) the terms of which have previously been approved in writing by the Controlling Party or (where the Controlling Party is the Trustee), by an Extraordinary Resolution of the Bondholders; or

          (g) he Company or any Principal Subsidiary shall cease to carry on the whole or substantially the whole of its business, save in each case for the purposes of amalgamation, merger, consolidation, reorganisation, reconstruction or other arrangement (i) not involving or arising out of the insolvency of the Company or such Principal Subsidiary and under which all or substantially all of its assets are transferred, in the case of the Company, to a Subsidiary of the Company or, in the case of a Principal Subsidiary, to the Company or another Subsidiary of the Company (in each case not being an Excluded Subsidiary) or to a transferee which is, or immediately upon such transfer becomes, a Principal Subsidiary or (ii) under which all or substantially all of its assets are transferred to a third party or parties (whether a Subsidiary or Subsidiaries of the Company or not) for full consideration by the Company or a Principal Subsidiary on an arm's length basis or (iii) the terms of which have previously been approved in writing by the Controlling Party or (where the Controlling Party is the Trustee) by an Extraordinary Resolution of the Bondholders provided that (A) if Northern Electric plc shall cease to hold or shall transfer the PES Licence (other than where the PES Licence is revoked, terminated or surrendered in the circumstances envisaged by paragraph
     (i)(a), (b) or (c) of the definition of Restructuring Event in Condition 3 and such revocation, termination or surrender does not constitute a Restructuring Event pursuant to paragraph (i) of such definition) the Company shall be deemed to have ceased to carry on the whole or substantially the whole of its business (and neither of exceptions (i) and (ii) above shall apply) unless the transferee of the PES Licence is the Company or a Subsidiary of the Company (not being an Excluded Subsidiary), at least 51% of the ordinary share capital of which is owned directly or indirectly by the Company (the "NE Transferee") and in either such event all references in these Terms and Conditions to Northern Electric plc shall hereafter be deemed to be references to the NE Transferee; or (B) if an Excluded Licence is granted to any person, the transfer by the Company or a Principal Subsidiary of the business relating to such Excluded Licence for full consideration on an arms length basis and the consequent cessation at such business of the Company or such Principal Subsidiary shall be deemed not to fail within this paragraph (g); or

          (h) the Company or any principal Subsidiary shall suspend or shall threaten to suspend payment of its debts generally or shall be declared or adjudicated by a competent court to be unable, or shall admit in writing its inability, to pay its debts (within the meaning of Section 123(1) or (2) of the Insolvency Act 1986) as they fall due, or shall be adjudicated or found insolvent by a competent court or shall enter into any composition or other similar arrangement with its creditors under Part I of the Insolvency Act 1986; or

          (i) a receiver, administrative receiver, administrator or other similar official shall be appointed in relation to the Company or any Principal Subsidiary or in relation to the whole or a substantial part of the undertaking or assets of any of them or a distress, execution or other process shall be levied or enforced upon or sued out against, or any encumbrancer shall take possession of, the whole or a substantial part of the assets of any of them and in any of the foregoing cases it or he shall not be paid out or discharged within 20 days (or such longer period as the Trustee may in its absolute discretion permit);

and, in the case of sub-paragraphs (b), (c) and (f) to (i) (inclusive) the Controlling Party shall have certified in writing that the relevant event is in its opinion materially adverse to (1) where the Controlling Party is AMBAC, the interests of AMBAC or (2) where the Controlling Party is the Trustee, the interests of the Bondholders, the Controlling Party may at its discretion (and if the Controlling Party is the Trustee it shall on the request in writing of the holders of at least one quarter in principal amount of the Bonds then outstanding or upon being so directed by an Extraordinary Resolution of the Bondholders), by notice in writing to the Company declare that the Bonds are, and they shall accordingly thereby forthwith become, immediately due and repayable at their principal amount together with accrued interest (as provided in the Trust Deed), provided always that the giving of any notice in relation to any Issuer Event of Default shall not operate as a waiver of any of the Controlling Party's rights (including the right to gave a further notice) or prevent the Controlling Party from giving a further notice in the manner referred to above in relation to that Issuer Event of Default at any time thereafter, and provided further that for the purposes of sub-paragraphs (c) and
(f) to (i) (inclusive), the term "Principal Subsidiary" shall include each of CE Electric UK Holdings, CE Electric UK plc and Northern Electric plc.

     So long as any of the Bonds remain outstanding the Company will, forthwith upon becoming aware of any issuer Event of Default, give notice in writing thereof to the Trustee and to AMBAC.

     For the purpose of sub-paragraph (i) above, Section 123(1)(a) of the Insolvency Act 1986 shall have effect as if for "(pound)750" there was substituted "(pound)250,000" or such higher figure as the Director (as referred to in the PES Licence) may from time to time determine by notice in writing to the Secretary of State (as referred to in the PES Licence) and Northern Electric plc.

     Neither the Company nor any Principal Subsidiary shall be deemed to be unable to pay its debts for the purposes of sub-paragraph (i) above if any such demand as is mentioned in Section 123(1)(a) of the Insolvency Act 1986 is being contested in good faith by the Company or the relevant Principal Subsidiary with recourse to all appropriate measures and procedures.

     WHILE AMBAC IS THE CONTROLLING PARTY, NEITHER THE BONDHOLDERS NOR THE TRUSTEE WILL HAVE ANY RIGHT TO CALL FOR REPAYMENT OF THE BONDS FOLLOWING THE OCCURRENCE OF AN ISSUER EVENT OF DEFAULT.

13.  AMBAC EVENTS OF DEFAULT

     (i)  Each of the following events is an AMBAC Event of Default:

          (a) any Insured Amount which is Due for Payment is not paid by AMBAC on the date stipulated in the Bond Policy;

          (b) AMBAC disclaims, disaffirms, repudiates and/or challenges the validity of any of its obligations under the Bond Policy or seeks to do so;

          (c) a court or competent jurisdiction enters a final and non-appealable order, judgment or decree for the winding up, or the appointment of an administrator or receiver including an administrative receiver or manager), of AMBAC (or, as the case may be, of a material part of its Property or assets); or

     AMBAC:

          (1) presents any petition or takes any proceedings for the winding up, or the appointment or an administrator or receiver (including an administrative receiver or manager), of AMBAC or, as the case may be, of a material part of its property or assets;

          (2) makes or enters into any general assignment, composition, arrangement (including, without limitation, a voluntary arrangement under Part I of the Insolvency Act 1986) or compromise with or for the benefit of its creditors; or

          (3)  becomes  unable to pay its debts  within  the  meaning  of either section 123(2) or section 123(l)(e) of such Insolvency Act or admits in writing its inability, or fails generally, to pay its debts as they become due.

     (ii) So long as any of the Bonds remain outstanding, AMBAC will, forthwith upon becoming aware of any AMBAC Event of Default, give notice in writing thereof to the Trustee and the Company.

     AN AMBAC EVENT OF DEFAULT WILL NOT RESULT IN AN ISSUER EVENT OF DEFAULT OR IN THE BONDS BECOMING REPAYABLE EARLY. FOLLOWING AN AMBAC EVENT OF DEFAULT, AMBAC SHALL CEASE TO BE THE CONTROLLING PARTY.

14.  RESTRUCTURING EVENT

               (a) (i) If, at any time following the occurrence of an AMBAC Event of Default, while any of the Bonds remains outstanding, a Restructuring Event occurs and prior to the commencement of or during the Restructuring Period an Independent Financial Adviser (as defined below) shall have certified in writing to the Trustee that such Restructuring Event will not be or is not, in its opinion, materially prejudicial to the interests of the Bondholders, the following provisions of this Condition shall cease to have any further effect in relation to such Restructuring Event.

          (ii) if, at any time following the occurrence of an AMBAC Event of Default while any of the Bonds remains outstanding, a Restructuring Event occurs and (subject to (a)(i) above):

               (A) within the Restructuring Period, either:

                    (i) if at the time such Restructuring Event occurs there are
               Reference Rated Securities, a Rating Downgrade in respect of such Restructuring Event also occurs; or

                    (ii)  if  at  such  time  there  are  not  Reference   Rated
               Securities, a Negative Rating Event also occurs; and

               (B) an Independent Financial Adviser shall have certified in writing to the Trustee that such Restructuring Event is, in its opinion, materially prejudicial to the interests of the Bondholders (a "Negative Certification"), then, unless at any time the Company shall have given a notice under Condition 8(b) or Condition 8(c), in each case expiring prior to the Put Date (as defined below), the holder of each Bond will, upon the giving of a Put Event Notice (as defined below), have the option (the "Put Option") to require the Company to redeem or, at the option of the Company, purchase (or procure the purchase of) that Bond on the Put Date at its principal amount together with (or, where purchased, together with an amount equal to) interest (if any) accrued to (but excluding) the Put Date.

     A Restructuring event shall be deemed not to be materially prejudicial to the interests or the Bondholders it, notwithstanding the occurrence of a Rating Downgrade or a Negative Rating Event, the rating assigned to the Reference Rated Securities by any Rating Agency is subsequently increased to, or, as the case may be, there is assigned to the Reference Rated Securities by any Rating Agency an Investment Grade Rating or, in the event that the rating assigned to the Reference Rated Securities immediately prior to the occurrence to the Rating Downgrade or Negative Rating Event was not an Investment Grade Rating, if such rating is restored, in either case prior to any Negative Certification being issued.

     Any certificate by an Independent Financial Adviser as aforesaid as to whether or not, in its opinion, any Restructuring Event is materially prejudicial to the interest of the Bondholders shall, in the absence of manifest error, be conclusive and binding on the Trustee, the Company and the Bondholders. For the purposes of this Condition, an "Independent Financial Adviser" means a financial adviser appointed by the Company and approved by the Trustee (such approval not to be unreasonably withheld or delayed) or, it the Company shall not have appointed such an adviser within 21 days after becoming aware of the occurrence to such Restructuring Event and the Trustee is indemnified to its satisfaction against the costs of such adviser, appointed by the Trustee following consultation with the Company.

     A Rating Downgrade or a Negative Rating Event or a non-Investment Grade Rating shall be deemed not to have occurred as a result of or in respect of a Restructuring Event if the Rating Agency making the relevant reduction in rating or, where applicable, declining to assign an Investment Grade Rating as provided in this Condition does not announce or publicly confirm or inform the Trustee in writing at its request that the reduction or, where applicable, declining to assign a rating of at least investment grade was the result, in whole or in part, of any event or circumstance comprised in or arising as a result of the applicable Restructuring Event.

     The Trust Deed provides that the Trustee is under no obligation to ascertain whether a Restructuring Event, a Negative Rating Event, a Rating Downgrade or any event which could lead to the occurrence of or could constitute a Restructuring Event, a Negative Rating Event or a Rating Downgrade has occurred and until it shall have actual knowledge or express notice pursuant to the Trust Deed to the contrary the Trustee may assume that no Restructuring Event, Negative Rating Event, Rating Downgrade or other such event has occurred.

          (b) Promptly upon the Company becoming aware that a Put Event (as defined in Condition 3) has occurred, and in any event not later than 14 days after the occurrence of a Put Event, the Company shall, and at any time upon the Trustee becoming similarly so aware the Trustee may, and if so requested by the holders of at least one-quarter in principal amount of the Bonds then outstanding shall, give notice (a "Put Event Notice") to the Bondholders in accordance with Condition 18 specifying the nature of the Put Event and the procedure for exercising the Put Option.

          (c) To exercise the Put Option, the holder of a Bond must deliver such Bond to the specified office of any Paying Agent, on a day which is a business day (as defined in Condition 7) in London and in the place of such specified office falling within the period (the "Put Period") of 45 days after that on which a Put Event Notice is given, accompanied by a duly completed and signed notice of exercise in the form (for the time being current) obtainable from any specified office of any Paying Agent (a "Put Notice") and in which the holder may specify a bank account complying with the requirements of Condition 7 to which payment is to be made under this Condition. Each Bond should be delivered together with all Coupons appertaining thereto maturing after the day (the "Put Date") being the fifteenth day after the date of expiry of the Put Period, failing which any such missing Coupon will become void and no payment shall be made in respect of it. The Paying Agent to which such Bond and Put Notices are delivered shall issue to the Bondholder concerned a non-transferable receipt in respect of the Bond so delivered. Payment in respect of any Bond so delivered shall be made, if the holder duly specifies a bank account in the Put Notice to which payment is to be made on the Put Date, by transfer to that bank account and, in every other case, on or after the Put Date, in each case against presentation and surrender or (as the case may be) endorsement of such receipt at any specified office of any Paying Agent, subject in any such case as provided in Condition 7. A Put Notice once given shall be irrevocable. For the purposes of Conditions 10, 12, 15, 17 and 19 receipts issued pursuant to this Condition shall be treated as if they were Bonds. The Company shall redeem or, at the option of the Company, purchase (or procure the purchase of) the relevant Bond on the applicable Put Date unless previously redeemed or purchased.

     THE BOND POLICY DOES NOT GUARANTEE THE PAYMENT OF ANY SUMS DUE TO BONDHOLDERS UPON EXERCISE OF THE PUT OPTION PURSUANT TO CONDITION 14.

15.  ENFORCEMENT

          (a) Limitation on Bondholders: Save as provided below, only the Trustee may pursue the remedies available under general law or under the Trust Deed to enforce the rights of the Bondholders and Couponholders and no such holder will be entitled to proceed against the Company or AMBAC unless the Trustee, having become bound to act in accordance with the terms of the Trust Deed, fails to do so and such failure is continuing. If, in connection with any insolvency, bankruptcy, administration, dissolution, liquidation or analogous procedure relating to the Company, a payment on the Bonds by the Company is claimed to be or is avoided as a preferential transfer, AMBAC may (provided that AMBAC is then the Controlling Party) direct all matters relating to such claim or avoidance on behalf of the Trustee, the Bondholders and the Couponholders.

          (b) Enforcement Proceedings: At any time after amounts in respect of princtpai of and interest on the Bonds shall have become due and payable, the Trustee may, at its discretion and without further notice but subject as mentioned below, take such proceedings against:

               (i) the Company as it may think fit to enforce the provisions of the Trust Deed; and/or

               (ii) AMBAC as it may think fit to enforce the provisions of the Bond Policy.

     If the Trustee is not the Controlling Party it shall not be permitted to take any such proceedings against the Company and/or AMBAC unless it has been directed by the Controlling Party to do so and shall only be bound to take proceedings against the Company at the direction of the Controlling Party if it has been indemnified to its satisfaction by the Controlling Party (or, if the Trustee is the Controlling Party, unless it has been indemnified to its satisfaction by the Bondholders).

16.  CONTROLLING PARTY

     Subject to (i) the terms of the Trust Deed, (ii) AMBAC being at that time the Controlling Party and (iii) AMBAC giving notice to the Trustee that it intends to exercise the Trust Rights. AMBAC shall have exclusive control to exercise the Trust Rights or to direct the exercise of the Trust Rights (as applicable) without regard to the interests of any other person, and will not be a fiduciary or owe any fiduciary duties to any person under the Trust Deed and will be exclusively authorised to direct and refrain from directing the Trustee under the Trust Deed in the exercise of the Trust Rights without regard to the interests of any other person.

     For these purposes "Trust Rights" means (i) the right to direct the Trustee to consent to any amendment, waiver, modification and/or extension of any of the provisions of the Trust Deed or any document entered into pursuant to the Trust Deed and (ii) the right to direct the Trustee with respect to each and every right, power and discretion of, or exercisable by, the Trustee under any provisions of the Trust Deed or any document entered into pursuant to the Trust Deed.

17.  REPLACEMENT OF BONDS AND COUPONS

     Should any Bond or Coupon be lost, stolen, mutilated, defaced or destroyed it may, subject to all applicable laws and stock exchange requirements, be replaced at the specified office of the Principal Paying Agent or such other Paying Agent as may be approved by the Trustee for such purpose) upon payment by the claimant of the expenses, taxes and duties incurred in connection therewith and on such terms as to evidence and indemnity as the Company may reasonably require. Mutilated or defaced Bonds or Coupons must be surrendered before replacements will be issued.

18.  NOTICES

     All notices to Bondholders shall be valid if published (i) in a leading English language national daily newspaper (which is expected to be the Financial Times) or, if this is not practicable, in such leading English language daily newspaper with a circulation in Europe as the Trustee may approve and (ii) (so long as the Bonds are listed on the Luxembourg Stock Exchange so require) in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxemburger Wort). Such notices shall be deemed to have been given on the date of such publication or, if published more than once or on different dates, on the date of the first such publication in both such newspapers. If publication is not practicable, notice shall be given in such other manner, and shall be deemed to have been given on such date, as the Trustee may approve.

     Couponholders will be deemed for all purposes to have notice of the contents of any notice given to the Bondholders in accordance with this Condition.

19.  MEETINGS OF BONDHOLDERS, MODIFICATION AND WAIVER

     The  Trust  Deed  contains   provisions  for  convening   meetings  of  the
Bondholders to consider any matter affecting their interests, including modification by Extraordinary Resolution of these Terms and Conditions or the provisions of the Trust Deed. The quorum at any such meeting for passing an Extraordinary Resolution shall be one or more persons holding or representing a clear majority in principal amount of the Bonds for the time being outstanding, or at any adjourned such meeting one or more persons being or representing Bondholders whatever the principal amount of the Bonds so held or represented, except that, at any meeting the business of which includes the modification of certain of these Terms and Conditions and certain of the provisions of the Trust Deed (including altering the currency of payment of the Bonds or Coupons), the necessary quorum for passing an Extraordinary Resolution will be one or more persons holding or representing not less than two-thirds, or at any adjourned such meeting not less than one-third, in principal amount of the Bonds for the time being outstanding. An Extraordinary Resolution passed at any meeting of Bondholders shall be binding on all Bondholders, whether or not they are present or represented at the meeting, and on all Couponholders.

     Subject as provided in the Trust Deed, AMBAC is entitled to receive notice of and to attend meetings of Bondholders but is not entitled to vote.

     Subject to the prior written consent of AMBAC (if AMBAC is then the Controlling Party), the Trustee may, without the consent of the Bondholders or Couponholders, agree (i) to any modification to these Terms and Conditions or to any of the provisions of the Trust Deed or the Bond Policy or to any waiver or authorisation of any breach or proposed breach by the Company of these Terms and Conditions or of any of the provisions of the Trust Deed or determine that any event, condition or act which would otherwise be an Issuer Event of Default shall not be so treated provided that, in the opinion of the Trustee, so to do would not be materially prejudicial to the interests of the Bondholders, or (ii) to any modification to these Terms and Conditions or to any of the provisions of the Trust Deed or the Bond Policy which is made to correct a manifest error or which is of a formal, minor or technical nature, provided that the Company and AMBAC may, without the consent of the Bondholders or Couponholders, agree to any modification to Condition 11.

     In connection with the exercise of its trusts, powers, authorities or discretions (including, but not limited to, any modification, waiver, authorisation or substitution), the Trustee shall have regard to the interests of Bondholders as a class and, in particular, but without limitation, shall not have regard to the consequences of the exercise of its trusts, powers or discretions for individual Bondholders and Couponholders resulting from their being for any purpose domiciled or resident in, or otherwise connected with, or subject to the jurisdiction of, any particular territory and the trustee snail not be entitled to require, nor shall the Bondholder or Couponholder be entitled to claim, from the Company, AMBAC or any other person any indemnification or payment in respect of any tax consequence of any such exercise upon individual Bondholders or Couponholders, except to the extent already provided for in Condition 9 and/or any undertaking given to, or in substitution for, Condition 9 pursuant to the Trust Deed.

     Any modification to these Terms and Conditions or to any of the provisions of the Trust Deed or the Bond Policy or any waiver or authorisation of any breach or proposed breach by the Company of these Terms and Conditions or any of the provisions of the Trust Deed shall be binding on the Bondholders and the Couponholders and, unless the Trustee agrees otherwise, any modification shall be notified by the Company to the Bondholders as soon as practicable thereafter in accordance with Condition 18.

20.  SUBSTITUTION

     The Trustee may, without the consent of the Bondholders or Couponholders, agree with the Company, with the consent of AMBAC (such consent not to be unreasonably withheld or delayed) to the substitution of any wholly-owned Subsidiary of the Company in place of the Company (or of any previous substitute under this Condition) as the principal debtor under the Bonds, the Coupons and the Trust Deed, subject to the Trustee being of the opinion that the interests of the Bondholders will not be materially prejudiced thereby and certain other conditions set out in the Trust Deed being complied with including the Company unconditionally and irrevocably guaranteeing that Subsidiary's obligations in respect of the Bonds and the Coupons).

21.  FURTHER BONDS

          (a) Subject as mentioned below, power will be reserved to the Company to create and issue Further Bonds forming (or so as to form after the first payment of interest thereon) a single series with the Bonds provided that:

               (i) AMBAC has consented (in its absolute discretion) to amend or substitute the Bond Policy so that the Bond Policy also covers such Further Bonds on the same terms as the Bonds;

               (ii) the Trustee is satisfied that the rating granted in respect of the Bonds by S&P and Moody's will not thereby be adversely affected; and

               (iii) such issue shall be constituted by a deed supplemental to the Trust Deed (in such form as the Trustee may approve).

          (b) The Company shall not be entitled to exercise the power reserved in this Condition 21 while any default exists in relation to any payment by the Company of any amounts due under the Trust Deed.

22.  TRUSTEE

     The Trust Deed contains provisions governing the responsibility of the Trustee and providing for its indemnification in certain circumstances, including provisions relieving it from taking proceedings against the Company and/or AMBAC unless indemnified to its satisfaction. The Trustee may not resign its appointment unless a successor, willing to act in such capacity, has been appointed by the Company with the prior consent of AMBAC (if then the Controlling Party) and the Bondholders by Extraordinary Resolution, provided that the Trustee shall not be prevented from resigning its appointment if, having given notice in writing to the Company and AMBAC (if then the Controlling

Party) of its intention to so resign its appointment, a successor is not appointed within the period of three months from the date of such notice.

23.  GOVERNING LAW

     The Trust Deed, the Bonds, the Coupons and the Bond Policy are governed by, and shall be construed in accordance with, English law.

          On the back:



                             PRINCIPAL PAYING AGENT

                              Bankers Trust Company
                                 1 Appold Street
                                    Broadgate
                                 London EC2A 2HE


                                  PAYING AGENT

                          Bankers Trust Luxembourg S.A.
                                  P.O. Box 807
                           14 Boulevard F.D. Roosevelt
                                L-2450 Luxembourg

FORM OF COUPON

On the front:

                         CE ELECTRIC UK FUNDING COMPANY

               (POUND)200,000,000 7.25% GUARANTEED BONDS DUE 2022

                UNCONDITIONALLY AND IRREVOCABLY GUARANTEED AS TO
            SCHEDULED PAYMENTS OF PRINCIPAL AND INTEREST PURSUANT TO
                A FINANCIAL GUARANTEE INSURANCE POLICY ISSUED BY
                           AMBAC INSURANCE UK LIMITED

Coupon for(pound)[ ]

This Coupon is payable to bearer (subject to the Conditions endorsed on the Bond to which this Coupon appertains, which shall be binding upon the holder of this Coupon whether or not it is for the time being attached to such Bond) at the specified offices of the Paying Agents set out on the reverse hereof (or any further or other Paying Agents or specified offices duly appointed or nominated and notified to the Bondholders).

The Bond to which this Coupon relates may, in certain circumstances specified in the Conditions, fall due for redemption in full before the maturity date of this Coupon. In such event, this Coupon shall become void and no payment will be made in respect hereof.

ANY UNITED  STATES  PERSON (AS DEFINED IN THIS UNITED  STATES  INTERNAL  REVENUE
CODE) WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS. INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF SUCH CODE.

CE ELECTRIC UK FUNDING COMPANY

By:

Director

Coupon No.

Denomination             ISIN      Series         Certificate No.

On the back:



                             PRINCIPAL PAYING AGENT

                              Bankers Trust Company
                                 1 Appold Street
                                    Broadgate
                                 London EC2A 2HE




                                  PAYING AGENT

                         Bankers Trust Luxembourg S. A.
                                  P.O. Box 807
                           14 Boulevard F.D. Roosevelt
                                L-2450 Luxembourg

                                   SCHEDULE 3

                     PROVISIONS FOR MEETINGS OF BONDHOLDERS

     (1)  The following expressions shall have the following meanings:

     (i) "VOTING CERTIFICATE" means a certificate in the English language issued by a Paying Agent and dated in which it is stated:

     A. that on that date Bonds (not being Bonds in respect of which a block voting instruction has been issued and is outstanding in respect of the meeting specified in such voting certificate or any adjournment of such meeting) bearing specified serial numbers were deposited with such Paying Agent (or to its order at a bank or other depositary) and that such Bonds will not be released until the earlier of:

     1) the conclusion of the meeting specified in such certificate or any adjournment of it; and

     2) the  surrender of the  certificate  to the Paying Agent which issued it;
     and

     B. that its bearer is entitled to attend and vote at such meeting or any adjournment of it in respect of the Bonds represented by such certificate;

     (ii) "BLOCK VOTING INSTRUCTION" means a document in the English language issued by a Paying Agent and dated in which:

     A. it is certified that Bonds (not being Bonds in respect of which a voting certificate has been issued and is outstanding in respect of the meeting specified in such block voting instruction or any adjournment of it) have been deposited with such Paying Agent (or to its order at a bank or other depositary) and that such Bonds will not be released until the earlier of:

     1) the conclusion of the meeting specified in such document or any adjournment of it; and

     2) the surrender, not less than 48 hours before the time fixed for such meeting or adjournment, of the receipt for each such deposited Bond which is to be released to the Paying Agent which issued it and the notification of such surrender by such Paying Agent to the Issuer;

     B. it is certified that each depositor of such Bonds or a duly authorised agent on his behalf has instructed such Paying Agent that the votes attributable to his Bonds so deposited should be cast in a particular way in relation to the resolution to be put to such meeting or any adjournment of it and that all such instructions are, during the period of 48 hours before the time fixed for such meeting or adjourned meeting, neither revocable nor subject to amendment;

     C. the total number and the serial numbers of the Bonds so deposited are listed, distinguishing with regard to each such resolution between those in respect of which instructions have been so given (i) to vote for, and (ii) to vote against, the resolution; and

     D. any person named in such document (a "PROXY") is authorised and instructed by such Paying Agent to vote in respect of the Bonds so listed in accordance with the instructions referred to in (C) above as set out in such document.

     (iii) "24 HOURS" shall mean a period of 24 hours including all or part of a day upon which banks are open for business in both the place where the relevant meeting is to be held and in each of the places where the Paying Agents have their specified offices (disregarding for this purpose the day upon which such meeting is to be held) and such period shall be extended by one period or, to the extent necessary, more periods of 24 hours until there is included as aforesaid all or part of a day upon which banks are open for business in all of the places as aforesaid; and

     (iv) "48 HOURS" shall mean a period of 48 hours including all or part of a day upon which banks are open for business in both the place where the relevant meeting is to be held and in each of the places where the Paying Agents have their specified offices (disregarding for this purpose the day upon which such meeting is to be held) and such period shall be extended by one period or, to the extent necessary, more periods of 24 hours until there is included as aforesaid all or part of two days upon which banks are open for business in all of the places as aforesaid.

     (2) A holder of a Bond may obtain a voting certificate from a Paying Agent or require a Paying Agent to issue a block voting instruction by depositing his Bond with such Paying Agent not later than 48 hours before the time fixed for any meeting. Voting certificates and block voting instructions shall be valid until the relevant Bonds are released pursuant to paragraph 1 and until then the holder of any such voting certificate or (as the case may be) the proxy named in any such block voting instruction shall, for all purposes in connection with any meeting or proposed meeting of Bondholders, be deemed to be the holder of the Bonds to which such voting certificate or block voting instruction relates and the Paying Agent with which (or to the order of which) such Bonds have been deposited shall be deemed for such purposes not to be the holder of those Bonds.

     (3) Each of the Issuer, AMBAC and the Trustee at any time may, and the Trustee (subject to its being indemnified to its satisfaction against all costs and expenses thereby occasioned) upon a request in writing of Bondholders holding not less than one-tenth in principal amount of the Bonds for the time being outstanding shall, convene a meeting of Bondholders. Whenever any such party is about to convene any such meeting it shall forthwith give notice in writing to the other parties of the day, time and place of the meeting and of the nature of the business to be transacted at it. Every such meeting shall be held at such time and place as the Trustee may approve.

     (4) At least 21 days' notice (exclusive of the day on which the notice is given and of the day on which the meeting is held) specifying the day, time and place of meeting shall be given to the Bondholders (with a copy to the Issuer and AMBAC or, where the meeting is convened by the Issuer, AMBAC and the Trustee). A copy of the notice shall in all cases be given by the party convening the meeting to the other parties. Such notice shall also specify, unless in any particular case the Trustee otherwise agrees, the nature of the resolutions to be proposed and shall include a statement to the effect that Bonds may be deposited with (or to the order of) any Paying Agent for the purpose of obtaining voting certificates or appointing proxies not later than 48 hours before the time fixed for the meeting.

     (5) A person (who may, but need not, be a Bondholder) nominated in writing by the Trustee may take the chair at every such meeting but if no such nomination is made or if at any meeting the person nominated shall not be present within 15 minutes after the time fixed for the meeting the Bondholders present shall choose one of their number to be chairman, failing which the Issuer may appoint a chairman. The chairman of an adjourned meeting need not be the same person as was chairman of the original meeting.

     (6) At any such meeting any one or more persons present in person holding Bonds or voting certificates and holding or representing in the aggregate not less than one-tenth in principal amount of the Bonds for the time being outstanding shall (except for the purpose of passing an Extraordinary Resolution) form a quorum for the transaction of business and no business (other than the choosing of a chairman) shall be transacted at any meeting unless the requisite quorum be present at the commencement of business. The quorum at any such meeting for passing an Extraordinary Resolution shall (subject as provided below) be one or more persons present in person holding Bonds or voting certificates and holding or representing in the aggregate a clear majority in principal amount of the Bonds for the time being outstanding provided that at any meeting the business of which includes any of the matters specified in the proviso to paragraph 19 the quorum shall be one or more persons present in person holding Bonds or voting certificates and holding or representing in the aggregate not less than two-thirds in principal amount of the Bonds for the time being outstanding.

     (7) If within 15 minutes from the time fixed for any such meeting a quorum is not present the meeting shall, if convened upon the requisition of Bondholders, be dissolved. In any other case it shall stand adjourned (unless the Issuer, AMBAC and the Trustee agree that it be dissolved) for such period, not being less than 14 days nor more than 42 days, and to such place, as may be decided by the chairman. At such adjourned meeting one or more persons present in person holding Bonds or voting certificates (whatever the principal amount of the Bonds so held or represented) shall form a quorum and may pass any resolution and decide upon all matters which could properly have been dealt with at the meeting from which the adjournment took place had a quorum been present at such meeting provided that at any adjourned meeting at which is to be proposed an Extraordinary Resolution for the purpose of effecting any of the modifications specified in the proviso to paragraph 19 the quorum shall be one or more persons so present holding Bonds or voting certificates and holding in the aggregate not less than one-third in principal amount of the Bonds for the time being outstanding.

     (8) The chairman may with the consent of (and shall if directed by) any meeting adjourn such meeting from time to time and from place to place but no business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting from which the adjournment took place.

     (9) At least 10 days' notice of any meeting adjourned through want of a quorum shall be given in the same manner as for an original meeting and such notice shall state the quorum required at such adjourned meeting. It shall not, however, otherwise be necessary to give any notice of an adjourned meeting.

     (10) Every question submitted to a meeting shall be decided in the first instance by a show of hands and in case of equality of votes the chairman shall both on a show of hands and on a poll have a casting vote in addition to the vote or votes (if any) which he may have as a Bondholder or as a holder of a voting certificate.

     (11) At any meeting, unless a poll is (before or on the declaration of the result of the show of hands) demanded by the chairman, the Issuer, AMBAC, the Trustee or by one or more persons holding one or more Bonds or voting certificates and holding or representing in the aggregate not less than
     one-fiftieth  in  principal   amount  of  the  Bonds  for  the  time  being
     outstanding, a declaration by the chairman that a resolution has been carried or carried by a particular majority or lost or not carried by any particular majority shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.

     (12) If at any meeting a poll is so demanded, it shall be taken in such manner and (subject as provided below) either at once or after such an adjournment as the chairman directs and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded as at the date of the taking of the poll. The demand for a poll shall not prevent the continuation of the meeting for the transaction of any business other than the question on which the poll has been demanded.

     (13) Any poll demanded at any meeting on the election of a chairman or on any question of adjournment shall be taken at the meeting without adjournment.

     (14) The Issuer, the Trustee and AMBAC (through their respective representatives) and their respective financial and legal advisers may attend and speak at any meeting of Bondholders. No one else may attend at any meeting of Bondholders or join with others in requesting the convening of such a meeting unless he is the holder of a Bond or a voting certificate.

     (15) At any meeting on a show of hands every person who is present in person and who produces a Bond or voting certificate shall have one vote and on a poll very person who is so present shall have one vote in respect of each (pound)10,000 principal amount of Bonds so produced or represented by the voting certificate. Without prejudice to the obligations of proxies named in any block voting instruction, any person entitled to more than one vote need not use all his votes or cast all the votes to which he is entitled in the same way.

     (16) The proxy named in any block voting instruction need not be a Bondholder.

     (17) Each block voting instruction shall be deposited at the registered office (of the Issuer, or at such other place as the Trustee shall designate or approve, not less than 24 hours before the time appointed for holding the meeting or adjourned meeting at which the proxy named in the block voting instruction proposes to vote and in default the block voting instruction shall not be treated as valid unless the chairman of the meeting decides otherwise before such meeting or adjourned meeting proceeds to business. A notarially certified copy of each such block voting instruction and satisfactory proof (if applicable) shall if required by the Trustee be produced by the proxy at the meeting or adjourned meeting but the Trustee shall not thereby be obliged to investigate or be concerned with the validity of, or the authority of, the proxy named in any such block voting instruction.

     (18) Any vote given in accordance with the terms of a block voting instruction shall be valid even if the block voting instruction or any of the Bondholders' instructions pursuant to which it was executed has been previously revoked or amended, provided that no intimation in writing of such revocation or amendment shall have been received from the relevant Paying Agent by the Issuer or the Trustee at its registered office or by the chairman of the meeting in each case not less than 24 hours before the time fixed for the meeting or adjourned meeting at which the block voting instruction is used.

     (19) A meeting of Bondholders shall, subject to the Conditions, in addition to the powers given above, but without prejudice to any powers conferred on other persons by this Trust Deed, have power exercisable by Extraordinary
     Resolution:

     (A) to sanction any proposal by the Issuer or AMBAC for any modification, abrogation, variation or compromise of, or arrangement in respect of, the rights of the Bondholders and/or the Couponholders against the Issuer (whether such rights shall arise under this Trust Deed or otherwise) or the obligations of AMBAC under the Bond Policy;

     (B) to sanction the exchange or substitution for the Bonds of, or the conversion of the Bonds into, shares, bonds, or other obligations or securities of the Issuer or any other body corporate formed or to be formed;

     (C) to assent to any modification of this Trust Deed, the Bonds or the Coupons which shall be proposed by the Issuer or the Trustee;

     (D) to authorise anyone to concur in and do all such things as may be necessary to carry out and give effect to any Extraordinary Resolution;

     (E) to give any authority, direction or sanction which under this Trust Deed or the Bonds is required to be given by Extraordinary Resolution;

     (F) to appoint any persons (whether Bondholders or not) as a committee or committees to represent the interests of the Bondholders and to confer upon such committee or committees any powers or discretions which the Bondholders could themselves exercise by Extraordinary Resolution;

     (G) to approve a person proposed to be appointed as a new Trustee and to remove any Trustee;

     (H) to approve the substitution of any entity for the Issuer (or any previous substitute) as principal debtor under this Trust Deed or the substitution of any person for AMBAC as guarantor under the Bond Policy;

     (I) to discharge or exonerate the Trustee from any liability in respect of any act or omission for which it may become responsible under this Trust Deed, the Bonds or the Coupons; and

     (J) to waive or authorise any breach by the Issuer or AMBAC of their respective obligations under this Trust Deed and the Bond Policy;

     provided that the special quorum provisions contained in the proviso to paragraph 6 and, in the case of an adjourned meeting, in the proviso to paragraph 7 shall apply in relation to any Extraordinary Resolution for the purpose of paragraph 19(B) or (H) or for the purpose of making any modification to the provisions contained in this Trust Deed, the Bonds or the Coupons which would have the effect of:

     1)postponing the maturity of the Bonds or the dates on which interest is payable in respect of the Bonds; or

     2)reducing or cancelling the principal amount of, any premium payable on redemption of, or interest on the Bonds; or

     3) changing the currency of payment of the Bonds; or

     4)modifying the provisions contained in this Schedule concerning the quorum required at any meeting of Bondholders or the majority required to pass an Extraordinary Resolution; or

     5) amending this proviso.

          (20) An Extraordinary Resolution passed at a meeting of Bondholders duly convened and held in accordance with this Trust Deed shall be binding upon all the Bondholders, whether or not present at such meeting, and upon all the Couponholders and each of the Bondholders and Couponholders shall be bound to give effect to it accordingly. The passing of any such resolution shall be conclusive evidence that the circumstances of such resolution justify the passing of it.

          (21) The  expression  "EXTRAORDINARY  RESOLUTION"  means a  resolution passed at a meeting of Bondholders duly convened and held in accordance with these provisions by a majority consisting of noc less than three-quarters of the votes cast.

          (22) Minutes of all resolutions and proceedings at every such meeting shall be made and entered in the books to be from time to time provided for that purpose by the Issuer or the Trustee and any such minutes, if purporting to be signed by the chairman of the meeting at which such resolutions were passed or proceedings transacted or by the chairman of the next succeeding meeting of Bondholders, shall be conclusive evidence of the matters contained in them and until the contrary is proved every such meeting in respect of the proceedings of which minutes have been so made and signed shall be deemed to have been duly convened and held and all resolutions passed or proceedings transacted at it to have been duly passed and transacted.

          (23) Subject to all other provisions contained in this Trust Deed the Trustee may without the consent of the Bondholders prescribe such further regulations regarding the holding of meetings of Bondholders and attendance and voting at them as the Trustee may in its sole discretion determine including particularly (but without prejudice to the generality of the foregoing) such regulations and requirements as the Trustee thinks reasonable:

          (A) so as to satisfy itself that persons who purport to requisition a meeting in accordance with paragraph 3 or who purport to make any requisition to the Trustee in accordance with this Trust Deed are in fact Bondholders; and

          (B) as to the form of voting certificates or block voting instructions to be issued pursuant to paragraph 1 so as to satisfy itself that persons who purport to attend or vote at any meeting of Bondholders are entitled to do so in accordance with this Trust Deed.

                                   SCHEDULE 4

                         EXCLUDED RIGHTS OF THE TRUSTEE

     "EXCLUDED RIGHTS" means each and every right, power, authority and discretion of, or exercisable by the Trustee:

     (a) except as otherwise specifically provided herein and subject to the rights of the Controlling Party, to make any determination contemplated or required under this Trust Deed (including any determination as to the occurrence or otherwise of an AMBAC Event of Default) (but for the avoidance of doubt, save as otherwise specifically provided herein, Excluded Rights shall not include the right to exercise any rights consequent on such determination);

     (b) to agree to make any amendment or any repeated waiver or consent which has the effect of resulting in or permitting any amendment to the provisions of the Bond Policy;

     (c) to make any claim under, enforce or agree to any amendment to the Bond Policy;

     (d) which is provided for the purpose of enabling the Trustee to protect its own interests;

     (e) which relates to the application by the Trustee of (i) the principal and premium (if any) of the Bonds on a redemption of the Bonds, or (ii) any interest payable on the Bonds from time to time;

     (f) to determine amounts due in relation to indemnities in favour of the Trustee under this Trust Deed;

     (g) to require the making of any payment due and payable to it or the Bondholders;

     (h) unless at such time AMBAC is the Controlling Party, to determine whether to require prepayment of the Bonds in accordance with Condition 12 of the Bonds;

     (i) to determine the amount of sums due in relation to expenses and stamp duties pursuant to this Trust Deed; and

     (j) to make a claim for expenses under this Trust Deed.

                                                            /s/ Gregory Abel
EXECUTED as a DEED and             )                        -----------------
delivered by CE ELECTRIC           )      Director              Gregory Abel
UK FUNDING COMPANY acting by       )
a Director and the Secretary       )      Secretary         /s/ Valerie Giles
                                                            ------------------
                                                                Valerie Giles


EXECUTED and DELIVERED as a        )      Seal
DEED under the Common Seal of      )      /s/  DW Wallis
AMBAC INSURANCE UK                 )      ----------------
LMITED in the presence of:         )      DW Wallis




Director


EXECUTED and DELIVERED             )
as a DEED under the Common         )      Seal
Seal of THE LAW DEBENTURE          )
TRUST CORPORATION p.l.c.           )
in the presence of:                )



Director       /s/  Julian Mason-Jebb
               -----------------------
                    Julian Mason-Jebb


Authorised Signatory     /s/  C. Rakstrow
                         ----------------
                              C. Rakstrow